Registration Nos. 333-126483

811-09725

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT No. 3

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 4

THE GUARDIAN SEPARATE ACCOUNT N

(Exact Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

(212) 598-8359

(Depositors Telephone Number)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on May 1, 2008 pursuant to paragraph (b), or

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on May 1, 2008 pursuant to paragraph (a)(i) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 26, 2008.

May 1, 2008	Securities Act of 1933 File No. 333-126483

PROSPECTUS FOR FLEXIBLE SOLUTIONSSM VARIABLE UNIVERSAL LIFE

Issued by The Guardian Separate Account N

This prospectus describes Flexible SolutionsSM Variable Universal Life (Flexible SolutionsSM VUL), an individual variable universal life insurance policy providing lifetime insurance protection. It also offers flexibility in the timing and amount of the premiums you pay, how your premiums are invested, and the amount of coverage you have; but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the Policy’s long term investment potential before buying a Policy. In addition, it may not be advantageous to terminate existing life insurance coverage and replace it with a Flexible SolutionsSM VUL Policy. Variable life insurance is not a short-term investment. The Policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account N (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the Policy.

This prospectus sets forth information that you should know about the Policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your Net Premiums and Policy Account Value. You can also allocate Net Premiums and Policy Account Value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the Policies and who are registered with The Financial Industry Regulatory Authority (“FINRA”) and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain various investor brochures from FINRA.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Flexible SolutionsSM VUL policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Flexible SolutionsSM VUL variable universal life insurance Policy; including policy benefits, policy risks and the risks associated with each variable investment option available under the Policy. It is qualified by the detailed explanation which follows and the terms of your VUL policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your Policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your Policy has no guaranteed cash value. The Policy is not generally suitable for short-term investment purposes.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of three death benefit options with this Policy:

•	under Option 1, the death benefit is a fixed amount, your Policy’s Face Amount.

•

under Option 2, the death benefit is a variable amount, based on your Policy’s Face Amount and the value of the investments held in your Policy, your Policy Account Value. These values can change depending on the performance of the investments held in your Policy.

•

under Option 3, the death benefit is an amount based on your Policy’s Face Amount and the sum of your Net Accumulated Premiums. The death benefit amount will increase when you make premium payments, but will decrease when you make partial withdrawals.

You may choose among these options, with some restrictions, until the Policy Anniversary closest to the insured’s 100th birthday. See Maturity Extension. At the insured’s Attained Age 121, we will pay the Policy Account Value less Policy Debt to you.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this Policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the Policy when we receive proof that the insured has died while the Policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

Paying premiums

After you have paid the Minimum Premium to Issue the Policy, you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured, up to the insured’s Attained Age 100.

Allocation options

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option.

Within certain limits, you can change your Policy’s death benefit option on or after the first Policy Anniversary and as long as the insured is still living. For more information see Death benefit options.

Additional sum insured

You may purchase an Additional Sum Insured. The Additional Sum Insured will be part of your Policy’s Face Amount. This option may not be available in all jurisdictions. See Benefits and policy values.

Rider benefits

Riders are a way to add to the coverage offered by your Policy. The riders offered under this Policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

The cost of any rider benefits you have added to your Policy will be included in your Monthly Deduction, which is withdrawn from your Policy Account Value each month. See Deductions and charges.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Flexible SolutionsSM VUL, which together form your Policy premium. See Premiums.

After you have paid the Minimum Premium to Issue the Policy, you may pay premiums on your Policy at any time and in any amount during the lifetime of the insured, up to the insured’s Attained Age 100, subject to certain limits. However, if your Policy Account Value after subtracting the Monthly Deductions, minus the Policy Debt is less than zero on a Monthly Processing Date, your Policy may lapse, unless the No Lapse Guarantee is in effect and you have satisfied its requirements. We will warn you if your Policy is in danger of lapsing. See Default.

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your Net Premiums and Policy Account Value are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your Allocation Options. Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value.

Each variable investment option invests in a mutual fund or a series of a mutual fund. The value of these options, and your Policy Account Value in them, will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your Policy Account Value will decrease. You could lose everything you invest and your Policy could lapse without value unless you pay additional premium.

You will find the investment objectives, policies, fees and expenses, and a comprehensive discussion of the risks of each of these funds listed in the accompanying prospectus for that fund. You should read the fund

2	PROSPECTUS	SUMMARY

prospectuses carefully and consider the investment objective, risks, fees and charges, before investing in any variable investment option. For a summary of this information see The variable investment options.

Amounts allocated to the fixed-rate option earn a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 3%. GIAC sets the rate of interest for the fixed-rate option in its sole discretion, and you assume the risk that the rates we set might not exceed the minimum guaranteed rate. GIAC guarantees your principal and interest under this option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

To the extent that the money in your Policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time, subject to certain limitations on frequent transfer activity. See Frequent transfers among the variable investment options. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

You may, within limits, make partial withdrawals of your Policy’s Net Cash Surrender Value prior to the Policy Anniversary on which the insured is Attained Age 100. The Net Cash Surrender Value is your Policy Account Value minus any surrender charges and Policy Debt.

You may also, within limits, borrow all or a portion of the loan value of your Policy, while the insured is living. There are risks associated with Policy loans. When you take a Policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Account to serve as collateral. Amounts in the Loan Account do not participate in the investment experience of the allocation options and the loan, therefore, can affect the Policy Account Value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your Policy Account Value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of any indebtedness. Your Policy may lapse (terminate without value) if your Policy Debt plus Monthly Deduction due on a Monthly Processing Date reduces the Policy Account Value to less than zero. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you may have to pay tax on the amount you still owe to your Policy. See Policy loans and Federal tax considerations for details.

Finally, you may at any time surrender your Policy for the Net Cash Surrender Value. After you surrender your Policy, you no longer have insurance coverage. A surrender charge applies for 8 Policy Years after the Issue Date. An additional surrender charge will be applicable for 8 years from the date of any increase in the Face Amount of the Policy. It is

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your Policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan Risks

Loans reduce the amount of Policy Account Value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your Policy may lapse if your Policy Debt plus Monthly Deduction due on a Monthly Processing Date reduces the Policy Account Value to less than zero. A loan also may have tax consequences.

Surrender and

Withdrawal Risks

The Policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your Policy will lapse.

SUMMARY	PROSPECTUS	3

Tax Risks

While there is some uncertainty about the application of federal tax law to the policy, we believe there is a reasonable basis for concluding that increases in the value of your Policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your Policy before the insured dies.

Policy changes

With certain restrictions, you may:

•	request an increase or decrease in the Face Amount of your Policy

•	exchange your Flexible SolutionsSM VUL Policy for a level premium fixed-benefit life insurance policy

•	cancel your Policy after it has been issued

See accompanying text for details.

possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender it or make partial withdrawals in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short term investment.

Surrenders and partial withdrawals may have tax consequences. See Surrendering your policy and Tax considerations for details.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe there is a reasonable basis for concluding that your Flexible SolutionsSM VUL Policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional tax. See Federal tax considerations.

WHAT DEDUCTIONS AND CHARGES DO YOU

HAVE TO PAY?

There are various deductions and charges associated with maintaining your Flexible SolutionsSM VUL Policy. These charges are set forth in the Charges and Deductions Tables and in the section titled Deductions and charges.

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

You may request a decrease in the Face Amount at any time. The decrease must be at least $5,000, and the insured must be alive on the date the decrease will take effect.

4	PROSPECTUS	SUMMARY

The new Face Amount cannot be lower than GIAC’s current minimum Face Amount. See Decreasing the face amount.

Increasing the face amount of the policy

On or after your first Policy Anniversary, you may request an increase in your Policy’s Face Amount. The increase is subject to evidence of insurability, must be for at least $10,000, and the insured must be Attained Age 85 or less at the time of the increase. The amount of each increase will be treated as a separate Policy Segment, with its own underwriting class, cost of insurance rates, surrender charges, administrative charges, Target Premiums, and, if the No Lapse Guarantee is in effect, Minimum Annual Premium. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date.

Exchanging your Flexible SolutionsSM VUL policy for a fixed-benefit life insurance policy

You may exchange all or a portion of your Flexible SolutionsSM VUL Policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates by the later of the second Policy Anniversary or the insured’s Attained Age 70. There may be a credit or a cost to be paid. See Special features of your policy.

Canceling your policy after it has been issued

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days after you receive your Policy, or

•	45 days after you sign the completed application for your Policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your Policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your Policy may lapse if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, and you do not make the required payment within 61 days of the time the Monthly Deduction is due.

If your Policy has a No Lapse Guarantee feature, during the No Lapse Guarantee Period your Policy will not lapse, even if the Policy Account Value less Policy Debt is less than zero after deducting the Monthly Deduction on a Monthly Processing Date, so long as the No Lapse Guarantee Condition is satisfied. See No Lapse Guarantee.

We will warn you at least 30 days in advance if we see that your Policy is in danger of lapsing. We will tell you the amount of the required payment that you must pay in order to keep your Policy in force, and will keep your Policy in force if we receive the required payment when requested. See Default.

Policy lapse

Your Policy may lapse if you don’t pay enough Policy premium or if you have excess Policy Debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, duration, Face Amount and underwriting class — the tables below show the maximum and minimum charges we assess under the Policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Policy Account Value among the variable investment options and the fixed rate option.

TRANSACTION FEES
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Premium Charge	Upon each premium payment	During each of the first 10 Policy Years, 7% of premiums in a Policy Year up to one Target Premium and 4% of premiums in that Policy Year in excess of one Target Premium. After the 10th Policy Year, 4% of premiums in a Policy Year up to one Target Premium.[1]	During each of the first 10 Policy Years, 7% of premiums in a Policy Year up to one Target Premium and 4% of premiums in that Policy Year in excess of one Target Premium. After the 10th Policy Year, 4% of premiums in a Policy Year up to one Target Premium.
Surrender Charge[2]
Minimum First Year Charge:	Upon full surrender or lapse of the Policy within the first 8 Policy Years after issuance or within 8 Policy Years of each increase in Face Amount.	$2.70 per $1,000 of Basic Sum Insured	$2.70 per $1,000 of Basic Sum Insured
Maximum First Year Charge:	Upon full surrender or lapse of the Policy within the first 8 Policy Years after issuance or within 8 Policy Years of each increase in Face Amount.	$51.093 per $1,000 of Basic Sum Insured	$51.093 per $1,000 of Basic Sum Insured
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a Policy Face Amount of $400,000 in the first Policy Year	Upon full surrender or lapse of the Policy within the first 8 Policy Years after issuance or within 8 Policy Years of each increase in Face Amount.	$8.775 per $1,000 of Basic Sum Insured	$8.775 per $1,000 of Basic Sum Insured
Transfer Charge	Upon transfer	$25 per transfer after the 12th transfer in a Policy Year	None
Reinstatement Charge	Upon reinstatement	6% per annum from date of lapse to date of reinstatement on the amount of any Monthly Deductions due during the Policy’s grace period, but not collected.	6% per annum from date of lapse to date of reinstatement on the amount of any Monthly Deductions due during the Policy’s grace period, but not collected.
[1]

The amount of the Target Premium for a Policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of Target Premium for a non-substandard rated Policy is $3.00 per $1,000 of Face Amount and the maximum amount for a non-substandard rated Policy is $126.01 per $1,000 of Face Amount.

[2]

The surrender charge decreases every year until it reaches 0% by the beginning of the 9th Policy Year following the initial Face Amount and each increase in Face Amount. Surrender charges vary based on the insured’s age, sex, underwriting class and Face Amount for the initial Face Amount and each increase in Face Amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our Customer Service Office.

6	PROSPECTUS	SUMMARY

The next table describes the fees and expenses that are payable periodically during the time that you own the Policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Cost of Insurance[2]
Minimum Charge (Non-substandard Policy):	Monthly	$0.06086 per $1,000 of Net Amount at Risk (NAR) for underwriting class super preferred, preferred plus or preferred and $0.17019 per $1,000 of NAR for underwriting class standard	$0.05083 per $1,000 of NAR
Maximum Charge (Non-substandard Policy):	Monthly	$83.33333 per $1,000 of NAR	$34.48886 per $1,000 of NAR
Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class, with a Policy Face Amount of $400,000	Monthly	$0.13428 per $1,000 of NAR	$0.08708 per $1,000 of NAR
Mortality and Expense Risk Charge	Monthly	An annual charge of 0.85% of the Policy Account Value in the variable investment options through the 10th Policy Anniversary[3]	An annual charge of 0.60% of the Policy Account Value in the variable investment options through the 10 th Policy Anniversary[3]
Policy Fee	Monthly	$7.50	$7.50
Administrative Charge[4]
Minimum Charge	Monthly for the first 10 Policy Years after issuance and after each Face Amount increase	$0.05 per $1,000 of Basic Sum Insured.	$0.05 per $1,000 of Basic Sum Insured.
Maximum Charge	Monthly for the first 10 Policy Years after issuance and after each Face Amount increase	$1.10 per $1,000 of Basic Sum Insured.	$1.10 per $1,000 of Basic Sum Insured.
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a Policy Face Amount of $400,000	Monthly for the first 10 Policy Years after issuance and after each Face Amount increase	$0.145 per $1,000 of Basic Sum Insured.	$0.145 per $1,000 of Basic Sum Insured.

SUMMARY	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Interest on Policy Loans	Annually on your Policy Anniversary	4% annually on all outstand-ing Policy Debt until the later of Attained Age 65 or the 10th Policy Anniversary; and 3.5% thereafter for all outstanding and new Policy loans.[5]	4% annually on all outstand-ing Policy Debt until the later of Attained Age 65 or the 10th Policy Anniversary; and 3% thereafter for all outstanding and new Policy loans.[5]
Charges for Optional Policy Benefits[6]
Accidental Death Benefit Rider (ADB)
Minimum First Year Charge	Monthly	$0.07 per $1,000 of ADB Face Amount	$0.07 per $1,000 of ADB Face Amount
Maximum First Year Charge	Monthly	$0.12 per $1,000 of ADB Face Amount	$0.12 per $1,000 of ADB Face Amount
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a Policy Face Amount of $400,000	Monthly	$0.07 per $1,000 of ADB Face Amount.	$0.07 per $1,000 of ADB Face Amount.
Guaranteed Insurability Option Rider (GIO)
Minimum First Year Charge	Monthly	$0.02 per $1,000 of GIO face amount	$0.02 per $1,000 of GIO face amount
Maximum First Year Charge	Monthly	$0.41 per $1,000 of GIO face amount	$0.41 per $1,000 of GIO face amount
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a Policy Face Amount of $400,000	Monthly	$0.09 per $1,000 of GIO face amount.	$0.09 per $1,000 of GIO face amount.
Guaranteed Coverage Rider to Age 80	N/A	No charge	No charge
Guaranteed Coverage Rider to Age 100	Monthly	0.0416667% of Policy Account Value in Policy Years 1-20 and 0.0166667% of Policy Account Value thereafter	0.0416667% of Policy Account Value in Policy Years 1-20 and 0.0166667% of Policy Account Value thereafter

8	PROSPECTUS	SUMMARY

PERIODIC FEES[1] (continued)
Amount Deducted
Charge	When Charge Is Deducted	Maximum Guaranteed Charge	Current Charge
Waiver of Monthly Deductions Rider (WMD)
Minimum First Year Charge	Monthly	$0.01 per $1.00 of Monthly Deductions	$0.01 per $1.00 of Monthly Deductions
Maximum First Year Charge	Monthly	$0.09 per $1.00 of Monthly Deductions	$0.09 per $1.00 of Monthly Deductions
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a Policy Face Amount of $400,000	Monthly	$0.03 per $1.00 of Monthly Deductions.	$0.03 per $1.00 of Monthly Deductions.
Disability Benefit Rider (DBR)
Minimum First Year Charge	Monthly	$0.94 per $100 of the Specified Amount as defined in the rider	$0.94 per $100 of the Specified Amount as defined in the rider
Maximum First Year Charge	Monthly	$7.85 per $100 of the Specified Amount as defined in the rider	$7.85 per $100 of the Specified Amount as defined in the rider
Charge for a male, non-smoker, issue age 35, in the preferred plus underwriting class, with a Policy Face Amount of $400,000	Monthly	$2.30 per $100 of the Specified Amount as defined in the rider	$2.30 per $100 of the Specified Amount as defined in the rider
Policy Continuation Rider	When benefit is elected	4.5% of Policy Account Value	3.5% of Policy Account Value
Select Security Rider	N/A	No charge	No charge
Exchange of Insureds Rider	N/A	No charge	No charge
[1]	Monthly fees are not deducted after the Policy Anniversary closest to the insured’s 100th birthday.
[2]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and Face Amount for the initial Face Amount and each increase in Face Amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[3]

The current charge after the 10th Policy Anniversary is 0.20% of the Policy Account Value in the variable investment options, up to the Account Value Breakpoint, from Policy Year 11 through Policy Year 20 and 0% above the Account Value Breakpoint in Policy Years 11-20; and 0% thereafter. The maximum guaranteed charge after the 10th Policy Anniversary is 0.45% of the Policy Account Value in the variable investment options, up to the Account Value Breakpoint, from Policy Year 11 through Policy Year 20 plus 0.25% of Policy Account Value above the Account Value Breakpoint; and 0.25% of the Policy Account Value in the variable investment options from and after Policy Year 21. The “Account Value Breakpoint” is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option available under the Policy, but not less than zero.

[4]

The administrative charge is based on the insured’s age, sex, and underwriting class for the initial Face Amount and each increase in Face Amount. The administrative charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[5]

After taking into account the interest GIAC credits to the Loan Account, your effective rate of borrowing would be: (i) on a current basis, 1% annually until the later of the insured’s Attained Age 65 or the 10th Policy Anniversary, and 0% thereafter on all

SUMMARY	PROSPECTUS	9

outstanding and new Policy loans, and (ii) on a guaranteed basis, 1% annually until the later of the insured’s Attained Age 65 or the 10th Policy Anniversary, and 0.5% thereafter for all outstanding and new Policy loans.

[6]

Charges for the Accidental Death Benefit rider, the Guaranteed Insurability Option rider, the Waiver of Monthly Deductions rider, and the Disability Benefit Rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year ended 2006. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.35%	1.50%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table was provided to GIAC by the underlying funds. GIAC has not independently verified such information.

10	PROSPECTUS	SUMMARY

The Flexible SolutionsSM VUL Policy Diagram1

POLICY PREMIUMS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

Fund level expenses

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return)

RS Investment Management Co. LLC

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS Small Cap Core Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

Value Line, Inc.

Value Line Centurion Fund

Value Line Strategic Asset Management Trust	Policy level expenses
Gabelli Funds, LLC	Less	Monthly deductions
Gabelli Capital Asset Fund	•	Administrative charge
Davis Selected Advisers, LP	•	Mortality and expense risk charge
Davis Financial Portfolio	•	Charge for the cost of insurance
Davis Real Estate Portfolio	•	Charge for additional insurance benefits

Davis Value Portfolio

Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Large Cap Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

MFS Investment Management

MFS Growth Series

(previously MFS Emerging Growth Series)

MFS Total Return Series

MFS Investors Trust Series

MFS Research Series

MFS New Discovery Series

Invesco Aim Advisors, Inc.

AIM V.I. Capital Appreciation Fund

AIM V.I. Core Equity Fund

AIM V.I. Utilities Fund

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Mid Cap Portfolio

AllianceBernstein LP

AllianceBernstein Growth & Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Global Technology Portfolio

AllianceBernstein Value Portfolio

FIXED-RATE OPTION	LOAN ACCOUNT

(plus interest credited)

(plus loan interest account)

	Less	Transaction deductions • Surrender charge
CASH SURRENDER VALUE
	Less	Policy debt
NET CASH SURRENDER VALUE

[1]

This diagram excludes the unscheduled payment handling fee and transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	11

ABOUT THE FLEXIBLE SOLUTIONSSM VUL POLICY

Issuing the policy

A Flexible SolutionsSM VUL insurance Policy must have Basic Sum Insured coverage of at least $100,000 ($250,000 for the super preferred risk class).

THIS SECTION provides detailed information about your Policy. It explains your rights and responsibilities under the Policy, and those of GIAC. Because the laws and regulations that govern the Policy vary among the jurisdictions where the Policy is sold, some of the Policy’s terms will vary depending on where you live. These terms of your Policy will be outlined in the Policy we send you.

ISSUING THE POLICY

A Flexible SolutionsSM VUL insurance policy must have Basic Sum Insured coverage of at least $100,000. ($250,000 for the super preferred risk class). To issue a Policy:

•	the insured must be age 85 or under and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the Policy.

If you are interested in replacing an existing policy with a Flexible SolutionsSM VUL Policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Flexible SolutionsSM VUL Policy with the same benefits for men and women.

Backdating your policy

Under certain circumstances we will backdate your Policy if you ask us to, giving you a Policy Date up to six months before the application was actually signed. Backdating your Policy will be allowed only if it would allow you to qualify for a lower premium because the insured was younger on an earlier Policy Date. On the date the Policy is actually issued, we deduct the Monthly Deductions due from the backdated Policy Date to the Issue Date. In certain circumstances, we may also require an additional premium payment to put a backdated policy in force. We will not backdate a Policy to a date before which the Policy was available in the state of issue.

12	PROSPECTUS	ABOUT THE FLEXIBLE SOLUTIONS SM VUL POLICY

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the Policy. You may own the Policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the Policy unless ownership of the Policy has been assigned to someone else. Except for transfers, all of the Policy’s joint owners must approve Policy transactions or changes in writing, including assigning ownership of the Policy to someone else. When a joint policyowner dies, we will divide his or her share of the Policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

You may change the policyowner by written request in Good Order signed and dated by all policyowners. The change will be made effective on the date the request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the Policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named, because the Policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a ‘contingent’ beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or ‘concurrent’ beneficiary, who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary, and has no rights under the Policy until the insured dies. If the insured outlives all of the beneficiaries named in the Policy, then the policyowner or the policyowner’s estate becomes the beneficiary. You may change the beneficiary, by your signed written request in Good Order. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. You may own the Policy jointly with more than one person. A policyowner does not have to be the insured.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE FLEXIBLE SOLUTIONS SM VUL POLICY	PROSPECTUS	13

BENEFITS AND POLICY VALUES

ADDITIONAL SUM INSURED

The Additional Sum Insured provides a level death benefit to the insured’s Attained Age 100. The amount of this coverage, if any, plus the Basic Sum Insured are the two components of your Policy’s Initial Face Amount. The minimum Additional Sum Insured amount you can purchase is $25,000; the maximum amount cannot exceed 400% of the Basic Sum Insured.

Coverage provided by the Additional Sum Insured will be treated like coverage provided by the Basic Sum Insured. In particular:

•	it will be included in calculating whether the Policy qualifies for lower cost of insurance rates;

•	it will affect the minimum death benefit under Section 7702 of the Internal Revenue Code; and

•	it will affect the calculation of premiums for determining whether the Policy is a modified endowment contract.

See Deductions and charges; Death benefit options; and Tax considerations.

You should consider several factors in deciding whether to purchase coverage as Basic Sum Insured or Additional Sum Insured, including:

•	The Additional Sum Insured provides a level death benefit only to the insured’s Attained Age 100.

•	The Additional Sum Insured has no additional administrative charges or surrender charges.

•	Cost of insurance rates for the Additional Sum Insured are the same as for the Basic Sum Insured until at least Attained Age 85, depending on the insured’s age at issue.

•	The Target Premium for the Additional Sum Insured is less than the Target Premium for the same amount of Basic Sum Insured.

•	The amount of premium charges you will pay may be less if you purchase coverage as Additional Sum Insured, rather than Basic Sum Insured.

You may purchase Additional Sum Insured coverage at issue or it can be added to your Policy as a Face Amount increase.

The Additional Sum Insured may not be available in all jurisdictions. Please check with your registered representative.

NO LAPSE GUARANTEE

The No Lapse Guarantee ensures that your Policy will not lapse, even if poor investment performance and/or excess Policy Debt mean that the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero on a Monthly Processing Date. This guarantee is in effect during the No Lapse Guarantee Period, so long as the No Lapse Guarantee Condition is satisfied. If your Policy has the No Lapse Guarantee feature, the No Lapse Guarantee Period will be

14	PROSPECTUS	BENEFITS AND POLICY VALUES

indicated on your Policy’s data pages. The No Lapse Guarantee Period applicable to each issue age can also be found in Appendix A.

To satisfy the No Lapse Guarantee Condition on any Monthly Processing Date, you must have paid at least as much into your Policy, including amounts applied under any applicable Disability Benefit Rider, (minus the sum of all previous withdrawals plus any outstanding Policy Debt) as the sum of Minimum Annual Premiums, as stated on page 3 of your Policy, up to this date. To calculate your Minimum Annual Premium for the current Policy Year, we multiply your Minimum Annual Premium by a ratio equal to the number of completed Policy Months since the last Policy Anniversary plus 1, divided by 12. The sum of the Minimum Annual Premiums up to the applicable Monthly Processing Date shall not include the Minimum Annual Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions rider.

If you increase the Face Amount of your Policy after the first Policy Year, your Minimum Annual Premium will change, which in turn changes the amount that you must contribute in order to satisfy the No Lapse Guarantee Condition. As of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts applied under any applicable Disability Benefit Rider, (minus the sum of all previous withdrawals plus any outstanding Policy Debt) as the original Minimum Annual Premium for the period up to the increase, plus the new Minimum Annual Premium for the period after the increase in your Policy’s Face Amount, multiplied by the ratio of the number of completed Policy Months since the increase plus 1, divided by 12.

If your Policy satisfies the No Lapse Guarantee Condition on any Monthly Processing Date on which the Policy Account Value, after subtracting the Monthly Deduction due thereon, less Policy Debt is less than zero, the Policy will not enter the grace period.

If your Policy does not satisfy the No Lapse Guarantee Condition, and the Policy Account Value, after subtracting the Monthly Deduction and Policy Debt is less than zero, you will have a 61-day grace period from that date to make a required payment equal to the lesser of the amount by which the Policy Debt exceeds Policy Account Value, or the amount required to satisfy the No Lapse Guarantee Condition. If you do not make the required payment, the Policy will lapse.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

DEATH BENEFIT OPTIONS

You have a choice of three death benefit options with this Policy. You decide which option you want when you complete your application. You should choose the death benefit option that best meets your insurance

BENEFITS AND POLICY VALUES	PROSPECTUS	15

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any Monthly Processing Date is the Policy Account Value multiplied by the death benefit factor shown in your policy on page 4.

Death benefit

options

You have a choice of three death benefit options with this policy. If a fixed amount of insurance coverage and lower monthly deductions best fits your needs, you should choose Option 1. If you want the death benefit to increase as Policy Account Value increases you should choose Option 2. If you want to recapture the premiums you have paid into the policy, you should choose Option 3. See accompanying text for details.

needs and investment objectives. If a fixed amount of insurance coverage and lower Monthly Deductions best fit your needs you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your Policy’s Face Amount you should choose Option 2. If you want to recapture the premiums you have paid into the Policy, you should choose Option 3. You may change your death benefit option at any time on and after the first Policy Anniversary, subject to certain limitations and conditions. See Changing your death benefit option.

Option 1

Under Option 1, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount; or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, if your investments perform well or you contribute more than the Minimum Annual Premium and the Policy Account Value increases by a sufficient amount, then the Net Amount at Risk will be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus the Policy Account Value, if positive, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, your death benefit will vary based on your investment performance and the premiums you pay. Even if your investments perform poorly, your death benefit will never be lower than the Face Amount. The Net Amount at Risk will not change unless we have to increase the death benefit to comply with Section 7702 of the Internal Revenue Code.

Option 3

Under Option 3, your death benefit on any date prior to the Policy Anniversary nearest the insured’s 121st birthday is the greater of:

•	the Face Amount plus Net Accumulated Premiums, or

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code.

Under this option, as under Option 1, if your investments perform well, or you contribute more than the Minimum Annual Premium, then the Net Amount at Risk will generally be lower. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

16	PROSPECTUS	BENEFITS AND POLICY VALUES

Maturity extension

If you have maintained coverage under the Policy to the insured’s Attained Age 100, the death benefit will continue to Attained Age 121. Coverage is considered maintained if Policy Account Value less Policy Debt at Attained Age 100 is greater than zero or if the Guaranteed Coverage Rider to Age 100 option is in effect. Even though the death benefit will continue after Attained Age 100 until Attained Age 121, you will not have the benefit of all of the features of the Policy. Following Attained Age 100:

•	No additional premiums can be paid

•	All riders terminate

•	Additional Sum Insured coverage terminates

•	No further death benefit option changes can be made

•	All Monthly Deductions are terminated

•	Loan interest continues to be charged

•	No partial surrenders are permitted

•	Normal loan processing continues

•	All unloaned Policy Account Value is transferred to the fixed-rate option

Regardless of which option you choose, on the Policy Anniversary closest to the insured’s 121st birthday we will pay the Policy Account Value less any Policy Debt to you, the successor owner, or your estate at that time, and this Policy will no longer be in effect.

The tax consequences of continuing the Policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

To qualify as insurance under the Internal Revenue Code, all three options must pay at least the minimum death benefit required under Section 7702. We calculate this minimum using one of two methods: the Cash Value Accumulation Test (Cash Value Test) or the Guideline Premium and Cash Value Corridor Test (Guideline Premium Test). You decide which method you want used when you complete your application. Once you’ve made your choice, you cannot change it.

Here are some general guidelines for choosing between the Cash Value Test and the Guideline Premium Test:

Test Advantages
Cash Value Test	Guideline Premium Test
• allows you to make larger premium payments than the Guideline Premium Test	• allows greater proportion of Policy Account Value relative to death benefit than under the Cash Value Test
• increases the death benefit earlier than the Guideline Premium Test	• develops larger Policy Account Value due to lower death benefits

BENEFITS AND POLICY VALUES	PROSPECTUS	17

The minimum death benefit required on any date is equal to the Policy Account Value on that date multiplied by the death benefit factor shown in your Policy. These death benefit factors vary depending on whether you have selected the Cash Value Test or the Guideline Premium Test.

CHANGING YOUR DEATH BENEFIT OPTION

On and after the first Policy Anniversary you may change your death benefit option, as long as the insured is alive when we make the change. No evidence of insurability will be required. You must send us your signed written request in Good Order to our Customer Service Office. Such changes take effect on the Monthly Processing Date following or coinciding with our receipt of the request. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

If you change the death benefit option, we will increase or decrease the Policy’s Face Amount to keep the death benefit the same immediately before and after the change.

Any increase is applied directly to the Basic Sum Insured portion of the Initial Face Amount. A decrease reduces coverage in the same manner as a requested Face Amount decrease. See Decreasing the face amount.

We won’t deduct a surrender charge or impose new surrender charges in connection with changes in the death benefit option.

Limitations on your right to change the death benefit option

We will not permit any change if it results in a reduction of the Face Amount below our minimum Face Amount. We will not approve any request to change the option if Monthly Deductions are being waived under the Waiver of Monthly Deductions rider. If you exercise the benefit under any applicable Policy Continuation Rider, we will change your death benefit to Option 1 and no subsequent changes will be permitted. We will not approve any request to change from Option 1 or Option 2 to Option 3. No change to the death benefit option will be permitted on and after the Policy Anniversary on which the insured is Attained Age 100.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your Policy when we receive proof that the insured has died while the Policy was in effect. If there is reason to dispute the Policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your Policy.

Amounts in the Separate Account

Any Net Premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the

18	PROSPECTUS	BENEFITS AND POLICY VALUES

variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer Policy Account Value or take a policy loan, or when we withdraw your Monthly Deduction, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover the cost of that transaction. To reflect how investment performance affects Policy Account Value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options. To calculate the value of your investment in a particular variable investment option, we multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of the underlying mutual fund shares. We calculate the unit value for each variable investment option at the end of each Business Day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

Your Policy Account Value is the total value of the investments held in your Policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any Policy values that may be in the Loan Account as collateral for a Policy loan. It is calculated as:

•	Net Premiums that you contribute to your Policy; plus or minus

•	any profit or loss generated by your Policy Account Value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Account; minus

•	your total Monthly Deductions; minus

•	any partial withdrawals you’ve made, minus

•	any transfer charges.

Policy Account Value varies from day to day. We do not guarantee a minimum Policy Account Value.

Cash surrender value and net cash surrender value

Cash Surrender Value is the Policy Account Value minus any surrender charges. There are no surrender charges after your Policy or any Policy Segment has been in effect for 8 years. Net Cash Surrender Value is the amount you would actually receive if you surrendered your life insurance policy. It is your Policy Account Value minus any surrender charges and minus any Policy Debt.

The value of any investments in the variable investment options may increase or decrease daily depending on how well the investments perform. A combination of partial withdrawals, Policy loans, unfavorable investment performance, and the ongoing Monthly Deduction can cause your Policy Account Value to drop below zero. Even if this happens, the Policy will not lapse if the No Lapse Guarantee is in effect and the No Lapse Guarantee Condition is satisfied. See No Lapse Guarantee. Certain rider benefits available under the Policy may also prevent your Policy from lapsing. See Appendix B.

Net cash surrender value

Net Cash Surrender Value is the amount you would actually receive if you surrendered your Policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	19

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

Your Policy will take effect once you have paid your Minimum Premium to Issue the Policy, but not before your Policy’s Issue Date. Once it has taken effect you decide the amount of your premium payments and when you want to make them. However, all premiums are subject to our limitations on premiums. See Limitations on premiums.

Your Minimum Premium to Issue the Policy must equal at least one sixth of your Minimum Annual to Issue Premium. Your Minimum Annual to Issue Premium is outlined in your Policy. Your Policy will also show a Minimum Annual Premium. Your Minimum Annual Premium is used solely to determine compliance with the No Lapse Guarantee Condition. If the Policy is to be issued based on premium payments made through a pre-authorized checking plan (i.e., Guard-o-matic), the Minimum Premium to Issue the Policy must equal 2/12 of the Minimum Annual to Issue Premium.

When you set up your Policy, you must choose a planned premium. This is the premium that you intend to pay periodically. We will send you a reminder when your planned premium is due, annually, semi-annually or quarterly, as requested unless you are paying your premiums through a pre-authorized checking plan. You are under no obligation to pay the planned premium as long as the Policy Account Value less Policy Debt is not less than zero.

All premiums must be paid to GIAC’s Customer Service Office. Each premium you pay must be at least $100, unless you are paying through a pre-authorized checking plan, in which case each premium must be at least $25. If we are unable to obtain the premium payment from your bank account, we may automatically switch you to quarterly billing. GIAC may accept lower premium amounts in accordance with its current administrative procedures.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not acceptable under these rules will be deemed to be not in Good Order, will not be credited to your policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information. If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. We reserve the right to refrain from allocating contributions to your selected investment options until we are notified by your bank that your check has cleared.

No premiums may be paid after the Policy Anniversary closest to the insured’s 100th birthday.

Limitations on premiums

We may limit the amount that you can pay into your Policy, including refusing or refunding premiums you pay, to attempt to preserve your Policy’s treatment as life insurance under federal tax laws.

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Under the Guideline Premium Test, the maximum premium we will accept in any Policy Year is the greatest amount that will not violate Section 7702. We will refund to you any portion of a premium payment that violates these section 7702 limits with interest at an annual rate of 6%.

Under the Cash Value Accumulation Test, we will accept any premium that does not result in an increase in the death benefit as a result of Section 7702. If a premium would cause an increase in the death benefit under Section 7702, we will accept the payment provided the total of premium payments in a Policy Year does not exceed 150% of your Policy’s Target Premium. If you do not meet this test, we may still accept your premium payment if you prove that the insured meets our insurance requirements.

We will refund any portion of a premium payment that exceeds these limits.

Crediting payments

When you make a payment towards your Policy, we will credit it according to your instructions. If you do not provide specific instructions, or if your payment is received during a grace period, we will use the payment:

•	first to repay any Policy Debt

•	then, as a premium payment.

We normally credit your payment and allocate the Net Premium as of the end of the Business Day on which it is received in Good Order at our Customer Service Office. However, any payments that we receive in Good Order after your Policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete. Interest earned in the general account accrues to the benefit of GIAC.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed-rate and variable investment options.

How your premiums are allocated

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge (see Deductions and charges) is the Net Premium. We invest your Net Premiums in the fixed-rate and/or variable investment options according to your instructions. When Net Premiums have been invested they become part of your Policy Account Value.

Currently, there is no limit to the number of investment options to which you may allocate your Net Premiums and Policy Account Value.

As part of your initial application, you tell us how you would like your Net Premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your Net

Investing net premiums

When you make a payment towards your Policy, the amount that remains after we deduct the premium charge is the Net Premium. We invest your Net Premiums according to your instructions. When Net Premiums have been invested, they become part of your Policy Account Value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Premiums are invested at any time by telling us in writing at our Customer Service Office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455. See Transfers between the investment options, for further information on PINs and telephonic instructions. The change to your allocation instructions will be effective on and after the date we receive your instructions at our Customer Service Office, but will not affect any existing Policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Default

Policies with the No Lapse Guarantee feature

During the No Lapse Guarantee Period, your Policy is protected from lapsing as long as the No Lapse Guarantee Condition is satisfied. This feature guarantees that your Policy will not lapse, even if the Policy Account Value, after subtracting the Monthly Deductions and Policy Debt is less than zero on a Monthly Processing Date. See No Lapse Guarantee.

If your Policy does not satisfy the No Lapse Guarantee Condition, and your Policy Account Value, after subtracting the Monthly Deduction and any Policy Debt is less than zero on a Monthly Processing Date, you will have a 61-day grace period after this Monthly Processing Date to make a required payment. We will tell you that your Policy is in danger of lapsing, and the required payment you must make to keep it from lapsing, at least 30 days before the end of this grace period. If you must make a required payment, the premium required will be the lesser of (i) the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero or (ii) the amount necessary for your Policy to satisfy the No Lapse Guarantee Condition. If we do not receive the requested payment by the end of the 61-day grace period, the Policy will lapse.

The tax consequences associated with the continuance of your Policy under the No Lapse Guarantee in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

Policies without the No Lapse Guarantee feature or after the No Lapse Guarantee has expired

After the No Lapse Guarantee Period has ended, your Policy will go into default if its Policy Account Value, after subtracting the Monthly Deductions, less Policy Debt is less than zero on a Monthly Processing Date. We will give you a 61-day grace period after this Monthly Processing Date to make a required payment. We will tell you that your Policy is in danger of lapsing, and the required payment you must pay to keep it from lapsing, at least 30 days before the end of this grace period. The required premium will be the amount required to bring the Policy Account Value less any Policy Debt to an amount equal to or greater than zero.

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

If we do not receive the required payment by the end of the 61-day grace period, your Policy will lapse without value.

At any time, your Policy may also go into default if you have outstanding Policy Debt, you do not pay the accrued interest due on a Policy Anniversary, and there are insufficient values in your Policy to capitalize the amount due. See Interest on your policy loans. If this happens, we will require you to make a loan repayment. If you do not make the required payment within 61 days, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, and you satisfy the conditions, a loan repayment will not be required and your Policy will not lapse.

Certain Policy riders that you can purchase at issue may also prevent your Policy from lapsing. Please consult your registered representative for further information.

Payments made during a grace period are applied first as a loan repayment, if applicable. See Interest on your policy loan and Repaying your policy loan. Any remaining amount is treated as a premium payment and allocated, after deducting any applicable premium charge, first to pay charges due, but not collected, and finally, to the fixed-rate and variable investment options according to your allocation instructions.

Reinstating your policy

If your Policy has lapsed (and you have not surrendered it for its Net Cash Surrender Value) you may reinstate it up to five years after the date of lapse. To reinstate your Policy:

•	we must receive your signed written application for reinstatement in Good Order at our Customer Service Office;

•	the insured must be alive on the date the reinstatement takes effect;

•	you must show that the insured meets our insurance requirements;

•

you must repay or reinstate any outstanding Policy Debt as of the date of lapse with interest at the maximum Policy loan interest rate from the date of lapse to the date of reinstatement (we will also credit interest to amounts in the Loan Account as described in Policy loans);

•	you must pay any Monthly Deductions due during the Policy’s grace period, but not collected, plus interest on this amount at an annual rate of 6% from the date of lapse to the date of reinstatement;

•	you must pay the difference between the surrender charge in effect at the time the Policy lapsed and the surrender charge in effect on the date of reinstatement; and

•

you must make a premium payment of an amount that, after deduction of applicable premium charges, is equal to three times the Monthly Deduction that was due on the Monthly Processing Date that was on or immediately preceding the date of lapse.

Your reinstated Policy will have the same Policy Date, Face Amount and death benefit option as the Policy that lapsed. The date of reinstatement

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

will be the Monthly Processing Date on or after the date we approve the reinstatement. Charges for the Policy after reinstatement will be based on the insured’s Attained Age at the time of reinstatement and the duration from the original Issue Date. The Policy Account Value upon reinstatement will be the Policy Account Value in effect at the time of lapse, plus the required premium payment described above.

The No Lapse Guarantee will not be reinstated. The right to exchange the Policy for a level premium fixed benefit whole life policy will also not be reinstated, except that we will allow an exchange if requested before the second Policy Anniversary.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Flexible SolutionsSM VUL policy. These charges cover certain costs we incur with respect to the Policies, including:

•

the cost of underwriting, issuing and maintaining the Policies, including preparing and sending billing notices, reports and policyowner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the Policies may not live as long as we estimated when we issued the Policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early Policy Years when the Policy Account Value may be far below the death benefit we pay if the insured dies.

•

our sales and promotional expenses, commissions, and local, state and federal taxes, including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction. Premium taxes vary from jurisdiction to jurisdiction and currently range up to 6%.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular Policy. For example, the premium charge and the surrender charge may not cover all of our actual sales expenses for the Policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed charge, or maximum charge, and a current charge. The guaranteed charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the guaranteed charge. We will tell you if we increase these charges. Once deductions and charges are taken from your Policy they do not contribute to the value of your Policy.

All of the deductions and charges are summarized and explained below. Any charges applicable to your Policy will be indicated in the “Policy Data” section of your Policy. Contact our Customer Service Office for more information about the deductions and charges. For information regarding compensation paid for the sale of the Policies, see Distribution of the policy.

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

TRANSACTION FEES

Premium charge

During each of the first 10 Policy Years after issue or after an increase in coverage, a charge of 7% is deducted from each premium you pay until you have paid one Target Premium in a Policy Year and 4% is deducted from premiums paid in excess of the Target Premium. After the 10th Policy Year, this charge drops to 4% for premiums paid in a Policy Year until you have paid one Target Premium in a Policy Year and 0% for premiums paid in excess of one Target Premium.

Your Policy has a separate Target Premium for the Initial Face Amount and for any additional coverage you have added through Policy Segments. The Target Premium depends upon the insured’s age at issue or at the time the Face Amount is increased, underwriting class and sex (unless gender-neutral rates are required by law). The premium charge will be applied in the order that these Policy Segments were issued. Target Premiums for coverage added as Additional Sum Insured are lower than Target Premiums for coverage added as Basic Sum Insured. In order to calculate your premium charge, we will allocate each premium you pay during a Policy Year as follows:

•	first to your Policy’s Initial Face Amount, up to the Target Premium for that amount

•	then to any Policy Segments, in the order that they were purchased, up to the Target Premium for each Policy Segment

•	then proportionately, based on the Target Premium, among the Initial Face Amount and any Policy Segments that are in force.

Surrender charge

During the first 8 Policy Years of the Initial Face Amount and each Policy Segment, we impose a surrender charge if you surrender your Policy.

We do not reduce or deduct the surrender charge upon a change in death benefit option or upon a partial withdrawal. In addition, we do not reduce or deduct the surrender charge if you reduce your Face Amount. The surrender charge shown on page 3 of your Policy remains in effect until you surrender your Policy for its Net Cash Surrender Value, at which time the surrender charge will be deducted, or until the expiration of the applicable surrender charge period.

The surrender charge is a percentage of the Surrender Charge Target Premium. The percentage declines as follows until it is zero after eight years:

Policy year:	1	2	3	4	5	6	7	8	9
Percentage of Surrender Charge Target Premium:	90%	80%	70%	60%	50%	35%	20%	5%	0%

The first year surrender charge varies from $2.70 to $51.093 per $1,000 of the Basic Sum Insured, depending on the insured’s age when the Policy started, sex and underwriting class.

A separate surrender charge is also calculated for each new Policy Segment, based on the coverage it provides and the insured’s age, sex, underwriting class and Face Amount when it was added to your Policy.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Monthly

deductions

Each month we deduct from the Policy Account Value, amounts for administrative costs, the cost of insuring the insured, the mortality and expense risk charge and any riders. These deductions are made proportionately from your investments in the fixed-rate and variable investment options.

This means that the total surrender charges under your Policy will be the sum of the different surrender charges for your Initial Face Amount and each Policy Segment. The surrender charge compensates us for administrative and sales-related expenses.

After we deduct any applicable surrender charge, a Policy’s Net Cash Surrender Value may be zero, particularly in the early Policy Years.

Transfer charge

You may transfer your Policy Account Value among the allocation options. If you make more than 12 transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to offset our processing costs.

We will not deduct a transfer charge when:

•	you make multiple transfers under your Policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a Policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

Each month we deduct from the Policy Account Value amounts to cover administrative costs, the cost of insuring the insured, the mortality and expense risk charge and the cost of any riders. The sum of these charges is your Policy’s Monthly Deduction. It is made proportionately from your Policy Account Value in the fixed-rate and variable investment options. The Monthly Deductions are calculated after we process any other requested transactions on the Policy, such as premium payments, loan repayments, withdrawals, transfers, Face Amount changes and changes in death benefit option. We do not make the Monthly Deduction after the Policy Anniversary closest to the insured’s 100th birthday.

Administrative charges

We deduct a monthly Policy charge of $7.50.

We also deduct a monthly charge based on the Basic Sum Insured portion of the Face Amount or any Policy Segment on each Monthly Processing Date for the first 10 Policy Years after issue or after any increase in Face Amount. The amount of this charge depends on the insured’s age, sex and underwriting class when the Policy is issued or the Face Amount is increased. This charge is not reduced if you decrease your Face Amount.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

The charge will range from $0.05 to $1.10 per $1,000 of the Basic Sum Insured. Your Policy’s charge is set forth in your Policy.

Mortality and expense risk charge

We deduct this charge based on the Policy Account Value in the variable investment options. Through the tenth Policy Anniversary, we deduct a monthly charge at a current annual rate of 0.60% of the Policy Account Value in the variable investment options. Starting in the eleventh Policy Year, we deduct a monthly charge at a current annual rate of 0.20% of the Policy Account Value in the variable investment options up to the Account Value Breakpoint and 0% above the Account Value Breakpoint. After the 20th Policy Anniversary the current charge is 0%. The Account Value Breakpoint is equal to $100,000 less any Policy Account Value allocated to the fixed-rate option, but not less than zero. The mortality and expense risk charge is guaranteed never to exceed the current annual charge stated above plus 0.25% of the Policy Account Value.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex, duration, Face Amount, and underwriting class. Any additional rating charges which are applied to the insured because he or she does not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The maximum that we can charge for each $1,000 of net amount at risk is set out in your Policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. The cost of insurance rate generally increases as the insured gets older. Rates are currently lower for Policies with a Face Amount at least equal to $500,000. If the Policy is eligible for the lower rates, they will apply to the Initial Face Amount and all Policy Segments. Our current cost of insurance charge rates are lower than the guaranteed charges.

In situations where GIAC is underwriting a group of individuals, GIAC may use simplified underwriting or other underwriting methods that would cause healthy individuals within the group to pay higher cost of insurance rates than they would pay under a substantially similar policy that is offered by GIAC using different underwriting methods.

We calculate the cost of insurance charge by multiplying your Policy’s Net Amount at Risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The Net Amount at Risk reflects the difference between the death benefit and the Policy Account Value. The Net Amount at Risk is affected by investment performance, payments of premiums, fees and charges under the Policy, death benefit option chosen, partial withdrawals, and changes in the Face Amount. Your Policy’s cost of insurance charge is calculated after the deduction of all other monthly Policy charges and monthly rider charges, with the exception of any Waiver of Monthly Deductions Rider attached to the Policy. A cost of insurance charge is determined separately for the Basic Sum Insured, Additional Sum Insured, and each Policy Segment.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early Policy Years when the Policy Account Value is far below the death benefit we pay if the insured dies.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

After the first Policy Year, we may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed rate listed in your Policy.

Charges for additional insurance benefits

If you acquire additional insurance benefits by buying one or more riders to the Policy, we will deduct rider costs. We deduct these from the Policy Account Value monthly.

OTHER CHARGES AND DEDUCTIONS

Interest on policy loans

If you have outstanding Policy Debt, we charge compound interest that accrues daily at an annual rate of 4%, payable in arrears until the later of the tenth Policy Anniversary or the insured’s Attained Age 65. At that time, the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed an annual rate of 3.5%. Interest is due on each Policy Anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to the Loan Account. See Policy Loans. The maximum amount of interest that can be capitalized is 100% of Net Cash Surrender Value.

Deductions from the Separate Account

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the Policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund’s prospectus.

Redemption fees

We reserve the right to collect any redemption fee imposed by any fund or if required by any regulatory authority.

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums and Policy Account Value are allocated. There are several variable investment options and a fixed-rate option.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your Net Premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed Policy Account Value for the portion of your Policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your Net Premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 38 investment divisions, each corresponding to a mutual fund or a series of a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on September 23, 1999 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws. Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets. GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the

YOUR ALLOCATION OPTIONS	PROSPECTUS	29

investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy values, GIAC may transfer them from the Separate Account to its general account. GIAC is obligated to pay all amounts promised to policyowners under the Policies.

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully, consider the investment objectives, risks, fees and charges, and keep them for future reference. The AIM, AllianceBernstein, Davis, Fidelity, Gabelli, Janus, MFS, and Value Line funds are not affiliated with GIAC.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
RS Core Equity VIP Series (Class I shares)	Seeks long-term capital appreciation	Large cap growth and value stocks	RS Investment Management Co. LLC (RS Investment Management) 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series (Class I shares)	Seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Common stocks of companies in the S&P 500 Index, which emphasizes large U.S. Companies	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Asset Allocation VIP Series (Class I shares)	Seeks long-term total investment return consistent with moderate investment risk.	Primarily, U.S. common stocks and convertible securities, investment grade bonds and other debt obligations, and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Series also may invest in individual securities.
RS High Yield Bond VIP Series (Class I shares)	Seeks current income; capital appreciation is a secondary objective.	Corporate bonds and other debt securities that are rated below investment grade.
RS Low Duration Bond VIP Series (Class I shares)	Seeks a high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series (Class I shares)	Seeks to maximize total return, consisting of capital appreciation and current income.	Equity securities issued by companies with large market capitalization at the time of purchase.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
RS Partners VIP Series (Class I shares)	Seeks long-term growth.	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued.	RS Investment Management 388 Market Street San Francisco, CA 94111
RS Investment Quality Bond VIP Series (Class I shares)	Seeks to secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-Adviser) 7 Hanover Square New York, NY 10004
RS Money Market VIP Series (Class I shares)	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated, high-quality, short-term instruments.
RS International Growth VIP Series (Class I shares)	Seeks long-term capital appreciation.	Common stocks and convertible securities issued by foreign companies.

RS Investment Management
(Adviser)

388 Market Street

San Francisco, CA 94111

Guardian Baillie Gifford Limited
(Sub-Adviser)

Baillie Gifford Overseas Limited
(Sub-sub-adviser)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN, Scotland

RS Emerging Markets VIP Series (Class I shares)	Seeks long-term capital appreciation.	Common stocks and convertible securities of emerging market companies.

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
RS Small Cap Core Equity VIP Series (Class I shares)	Seeks long-term capital appreciation	Common stocks of companies with small market capitalization.	RS Investment Management 388 Market Street San Francisco, CA 94111
Gabelli Capital Asset Fund	Growth of capital; current income is a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
AIM V.I. Capital Appreciation Fund (Series 1)	Growth of capital	Common stocks	Invesco Aim Advisors, Inc. and affiliated advisory entities (AIM) 11 Greenway Plaza, Suite 100 Houston, Texas 77046-1173
AIM V.I. Utilities Fund (Series I)	Capital growth and current income	Equity securities and equity-related instruments of companies engaged in the utilities-related industries
AIM V.I. Core Equity Fund (Series 1)	Growth of capital	Equity securities including convertible securities of established companies
AllianceBernstein Growth & Income Portfolio (Class B)	Long-term growth of capital	Equity securities of U.S. companies that the adviser believes are undervalued.	AllianceBernstein LP (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio (Class B)	Long-term growth of capital

Securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit
from technological advances
and improvements.

AllianceBernstein Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial service companies	Davis Selected Advisers, LP (Davis) 2949 East Elvira Road, Suite 101 Tucson, Arizona 85706
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in the real estate industry
Davis Value Portfolio	Long-term growth of capital	Equity securities issued by companies with at least $10 billion market capitalization
Fidelity VIP Contrafund® Portfolio (Service Class 2)	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued	Fidelity Management & Research Company (Fidelity) 82 Devonshire Street Boston, MA 02109
Fidelity VIP Equity-Income Portfolio (Service Class 2)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio (Service Class 2)	Capital growth	U.S. and foreign common stocks
Fidelity VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital	Pursues its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller emerging growth companies. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Large Cap Growth Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	Invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	Seeks long-term growth of capital	Invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls at the time of purchase in the 12 month average of the capitalization range of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Variable investment options

Fund	Investment objectives	Typical investments	Investment Adviser
MFS Growth Series (Initial Class) (previously MFS Emerging Growth Series)	Capital appreciation

Invests in stocks of companies it believes to have above average earnings growth potential compared to other companies (Growth Companies). Growth Companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS Investment Management (MFS) 500 Boylston Street Boston, MA 02116
MFS Investors Trust Series (Initial Class)	Capital appreciation	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts issued by U.S. and foreign companies
MFS New Discovery Series (Initial Class)	Capital appreciation	Equity securities of companies that offer superior prospects for growth, both U.S. and foreign
MFS Research Series (Initial Class)	Capital appreciation	Equity securities of companies both U.S. and foreign believed to possess favorable prospects for long-term growth
MFS Total Return Series (Initial Class)	Total return	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line, Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments

Some of these Funds may not be available in your state.

Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the Policy. Currently, these advisers include MFS, AIM, Fidelity, Davis, Gabelli, AllianceBernstein, Janus, and Value Line. The amount of this compensation currently ranges from .15% to .25% of the assets of the fund attributable to the Policies issued by GIAC. GIAC or GIS may also receive 12b-1 fees from a fund. Currently, GIAC or GIS receives 12b-1 fees ranging from .08% to .40% of the assets of the fund attributable to the Policies issued by GIAC from funds sponsored by Fidelity, Value Line, and AllianceBernstein.

These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Policyowners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

The funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Your bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

THE FIXED-RATE OPTION

The Net Premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your Net Premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Fixed-rate option

The Net Premiums or Policy Account Value you allocate to the fixed-rate option earn a set rate of interest. Your Policy Account Value in the fixed-rate option is backed by GIAC’s general account.

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your Net Premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your Policy Account Value in this option, minus

•	any deductions, withdrawals, loans, or transfers from the fixed-rate option, including applicable charges.

Interest on amounts in the Fixed-rate option accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 3%. Interest rates may be changed at any time in our discretion and the new rate will apply to all Policy Account Value in or allocated to the fixed-rate option from the date it is declared until the date the rate is changed again. We are not obliged to pay more than 3% in interest, although we may choose to do so.

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

SPECIAL FEATURES OF YOUR POLICY

POLICY LOANS

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan. Your Policy’s loan value is:

•	98% of the cash surrender value of your Policy on the Business Day we receive your signed written request in Good Order.

•	minus

–	any outstanding Policy Debt on that Business Day

•	minus any interest due at the next Policy Anniversary on any existing Policy Debt

•	minus any interest that will be due at the next Policy Anniversary on the amount to be borrowed.

•	minus the amount of the most recent Monthly Deduction multiplied by the number of Monthly Processing Dates between the current Business Day and the next Policy Anniversary.

The minimum loan amount is $500, or your Policy’s loan value, whichever is less. We will normally pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule).

When taking out a Policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our Loan Account are no longer affected by the investment experience, positive or negative, or interest crediting, of those allocation options

•	as a result, taking a Policy loan will have a permanent effect on your Policy Account Value, even after the loan is repaid in full

•	the amount of your Policy that is available for withdrawal or surrender, and your Policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any Policy Debt

•	There may be tax consequences associated with taking a Policy loan. See Tax considerations for a discussion of modified endowment contracts and the effects on Policy loans.

When you request a loan, we will first transfer the amount requested from the Policy Account Value in the variable investment options that you specify in your request to our Loan Account. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will transfer the excess from your Policy Account Value in the fixed-rate option into our Loan Account. If you fail to specify the variable investment options from which to deduct your loan, we will process the loan request proportionately in relation to the amounts you have in each variable investment option. If the amount of the loan requested exceeds the Policy Account Value in all variable investment options, we will deduct the remainder from the amount you have in the fixed-rate option up to the amount of the loan request. We will not process any request for a loan that exceeds the amount available.

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your Policy by assigning your Policy to us as collateral for your loan.

SPECIAL FEATURES	PROSPECTUS	37

Interest on

policy loans

We charge interest at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 65. After this point the current annual rate falls to 3% for all existing and new Policy loans and is guaranteed not to exceed 3.5% annually.

Amounts in the Loan Account will earn interest at a minimum annual rate of 3%. We credit this interest to the Loan Account whenever a financial transaction takes place under the Policy. The tax consequences of a Policy loan are uncertain if the difference between the interest rate we charge on the loan and the interest rate earned on the loan is very small or non-existent. See Treatment of Policy Proceeds.

Interest on your policy loan

We charge compound interest that accrues daily at an annual rate of 4% on all outstanding Policy Debt, payable in arrears, until the later of the 10th anniversary of your Policy or the insured’s Attained Age 65. At this time the current annual rate falls to 3% for all existing and new Policy loans. The interest rate charged after the later of the 10th Policy Anniversary or the insured’s Attained Age 65, is guaranteed not to exceed 3.5%. Interest accrues daily and is due on each Policy Anniversary.

If you do not pay the interest on your loan when it is due, we will attempt to pay it by transferring an amount equal to the difference between the Policy Debt and the Loan Account from the values associated with your Policy to the Loan Account so that the Loan Account equals the Policy Debt. We do this by first using any interest that has accrued on amounts in the Loan Account. If this is not sufficient to cover the unpaid loan interest, we will transfer to the Loan Account from the variable investment options and the fixed-rate option proportionately, in relation to the amounts you have in these options the amount necessary to increase the Loan Account to equal the Policy Debt. If this is still not enough to cover the full amount of loan interest due, we will transfer to the Loan Account the amount that is available and require you to make a loan repayment to cover the difference within 61 days. If you do not make the required payment, the Policy will lapse. We will notify you at least 30 days before the Policy lapses and advise you of this situation. If the Policy is within the No Lapse Guarantee Period, or you have a Guaranteed Coverage Rider, and you satisfy the conditions, a loan repayment will not be required and your Policy will not lapse. In this situation, however, the loan interest that was not covered by the transfer will continue to be part of the Policy Debt.

If the insured dies before the 61 day period ends, we will pay the beneficiary the death benefit proceeds, minus the amount of the required payment.

There may be adverse tax consequences if your Policy lapses and you have outstanding Policy Debt.

Repaying your policy loan

Except for required loan repayments, you may repay all or part of any outstanding Policy Debt at any time while the insured is alive and the Policy is in force.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after

38	PROSPECTUS	SPECIAL FEATURES

his or her death to repay any Policy Debt. If you do, we will then increase the amount payable to the beneficiary by the amount of your repayment.

Except for required loan repayments (see Interest on your policy loan), loan repayments are generally applied first to pay loan interest accrued but not yet capitalized, then to reduce outstanding loan principal in the following manner:

Where (a) is the amount of the loan repayment and (b) is the amount of loan interest that has accrued but not yet been capitalized:

If (a) is greater than or equal to (b), we will reduce the interest that has accrued but not yet been capitalized and interest credited to the Loan Amount since the previous Policy Anniversary to Zero. The amount by which the loan repayment exceeds the amount of loan interest that has accrued but not yet been capitalized will be used to reduce the Loan Amount. We do this by transferring an amount equal to the excess out of the Loan Account.

If (a) is less than (b), we reduce both the loan interest that has accrued but not yet been capitalized and the interest credited to the Loan Amount since the previous Policy Anniversary, by the ratio of (a) divided by (b). The amount by which the interest credited to the Loan Amount is reduced is transferred from the Loan Account.

Any amounts transferred from the Loan Account to reduce the Loan Amount or to reduce interest credited to the Loan Amount are allocated according to your instructions. If you do not provide allocation instructions with your loan repayment, we will use your most current allocation instructions for premium payments.

Transfers under your Policy that are made in connection with Policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than premium payments.

DECREASING THE FACE AMOUNT

You may request a reduction in the Policy’s Face Amount at any time. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	the insured is alive on the date the decrease will take effect

•	the reduction is at least $5,000 unless it is caused by a partial withdrawal or death benefit option change, in which case the $5,000 minimum does not apply

•	the new Face Amount is not lower than our minimum Face Amount, and

•	the Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

Decreasing the

face amount

You may request a reduction in your Policy’s Face Amount at any time.

SPECIAL FEATURES	PROSPECTUS	39

We will reduce your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request. We’ll send you revised Policy pages reflecting the changes to your Policy.

If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment. Within each Policy Segment, we will first decrease any Additional Sum Insured and then Basic Sum Insured. Finally, we will reduce the Additional Sum Insured and the Basic Sum Insured, in that order, of the Initial Face Amount.

Reducing the Face Amount of your Policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount also may reduce the federal tax law limits on what you can put into the Policy. In these cases, you may need to have a portion of the Policy’s cash value paid to you to comply with federal tax law.

INCREASING THE FACE AMOUNT

On and after the first Policy Anniversary up to and including the insured’s Attained Age 85, you may ask us to increase your Policy’s Face Amount. To do this we require that:

•	we receive your signed written request in Good Order at our Customer Service Office

•	you prove that the insured meets our insurance requirements

•	the increase be for at least $10,000, and

•	Monthly Deductions are not currently being waived under a Waiver of Monthly Deductions rider.

We will increase your Face Amount on the Monthly Processing Date coinciding with or next following the date we approve your request, provided the insured is alive on that date. The issue age for the increase will be the insured’s Attained Age under the Policy on the effective date of the increase. We’ll send you revised Policy pages reflecting the changes to your Policy.

The new Policy Segment resulting from a Face Amount increase can be either Basic Sum Insured coverage or Additional Sum Insured coverage, or a combination. However, the total amount of Additional Sum Insured coverage cannot exceed 400% of the Basic Sum Insured. If your request to increase the Face Amount does not specify how you wish to have the Policy Segment proportioned, we will treat the increase as Basic Sum Insured coverage.

An increase in Face Amount will be accompanied by a cost of insurance charge for the increase, new Target Premiums and Minimum Annual Premium. In addition, the Basic Sum Insured portion of the Face Amount increase will have new surrender and administrative charges. Increasing the Face Amount also may have tax consequences, including possibly causing your Policy to be considered a modified endowment contract under the Internal Revenue Code.

40	PROSPECTUS	SPECIAL FEATURES

PARTIAL WITHDRAWALS

At any time while the insured is living and prior to the Policy Anniversary on which the insured is Attained Age 100, you may withdraw part of your Policy’s Net Cash Surrender Value. Your signed written request for withdrawal in Good Order must be received by our Customer Service Office. The minimum partial withdrawal is $500. We have the right to limit the number of partial withdrawals you make in a Policy Year to 12.

If we approve your request, it will be effective as of the Business Day we receive it at our Customer Service Office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule see Policy proceeds and Certain restrictions on payments under the policy. We will not approve or process a partial withdrawal if:

•	your remaining Net Cash Surrender Value would be insufficient to cover three times the most recent Monthly Deduction, or

•	you have chosen death benefit Option 1 or Option 3 and the partial withdrawal would cause your Policy’s Face Amount to fall below our minimum Face Amount, or

•	the amount of the partial withdrawal request exceeds the amount available for withdrawal.

We will tell you if these conditions apply.

A partial withdrawal will reduce your Policy Account Value by the amount of the partial withdrawal. In addition the Face Amount will be reduced by the amount of any partial withdrawal that exceeds the reduction-free partial withdrawal amount. The reduction-free partial withdrawal amount is the maximum withdrawal that you can take without triggering a reduction in your Face Amount. So if you wish to make a partial withdrawal that does not reduce your Face Amount, you should make a reduction-free partial withdrawal. The amount of your reduction-free partial withdrawal depends on the death benefit option in effect. If you have increased your Policy’s Face Amount by adding Policy Segments, we will reduce the Face Amount starting with the most recent Policy Segment and ending with the Additional Sum Insured and the Basic Sum Insured, in that order. See Decreasing the face amount.

We deduct the amount of your withdrawal from the Policy Account Value attributable to the variable investment options that you specified in your request. If the partial withdrawal request exceeds the Policy Account Value attributable to all variable investment options, we will deduct the excess amount from the Policy Account Value attributable to the fixed-rate option. If you fail to specify the variable investment options from which to deduct your partial withdrawal, we will deduct the partial withdrawal proportionately in relation to the amounts you have in each variable investment options.

The tax consequences of making partial withdrawals are discussed under Tax considerations.

Partial

withdrawals

At any time while the insured is living, you may withdraw part of your Policy’s Net Cash Surrender Value. The minimum partial withdrawal is $500.

SPECIAL FEATURES	PROSPECTUS	41

Surrendering

your policy

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the time we receive your request in Good Order.

Transfers

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

SURRENDERING YOUR POLICY

You may surrender your Policy for its Net Cash Surrender Value while the insured is alive. We will calculate your Policy’s Net Cash Surrender Value as of the close of the Business Day we receive your signed written request in Good Order, which must include your Policy at our Customer Service Office. If your Policy is lost we may require an acceptable affidavit confirming this fact. Upon surrender, the Policy will terminate and all insurance under the Policy will end. Your Policy’s Net Cash Surrender Value will normally be sent to you within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. Your Policy’s Net Cash Surrender Value will be calculated as follows:

•	your Policy Account Value, including any amount held in the Loan Account, minus

•	any surrender charges, minus

•	any outstanding Policy Debt.

If the surrender request is processed on a Monthly Processing Date, we will not deduct the Monthly Deduction due on that date from the Policy Account Value in determining the Net Cash Surrender Value.

Your total surrender charges will be the total of the surrender charges for the Initial Face Amount and for any Policy Segments. See Deductions and charges.

EXAMPLE

Surrender in policy year 5

Male insured, Age 35

Preferred Plus Underwriting Class

Face Amount: $400,000

Annual Policy Premium: $3,900

Assuming 6% hypothetical gross return: (5.13% net return) (See Appendix C)

Policy Account Value	$13,465.00

Surrender Charge	(1,950)

Policy Debt	0

Net Cash Surrender Value	$11,515

For a discussion of the federal tax consequences of surrendering your Policy, see Federal tax considerations.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your Policy Account Value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the

42	PROSPECTUS	SPECIAL FEATURES

Business Day on which we receive your instructions in Good Order, either in writing or by telephone. You can request a transfer by writing to our Customer Service Office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). If you did not request a PIN at the time of application, you may do so by contacting your Registered Representative or calling 1-800-441-6455.

If we receive your written or telephonic transfer request on a Business Day before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the Policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

There is currently no limit on the number of investment options in which you may be invested at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. If you make more than twelve transfers within a Policy Year, we reserve the right to charge you $25 for each additional transfer you make in that year. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to

SPECIAL FEATURES	PROSPECTUS	43

Information Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

44	PROSPECTUS	SPECIAL FEATURES

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent

SPECIAL FEATURES	PROSPECTUS	45

Dollar cost

averaging

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

In the future, some funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your Policy Account Value out of the fixed-rate option once each Policy Year. We must receive your request within 30 days of your Policy Anniversary. If we receive your request on or within 30 days before your Policy Anniversary, we will make the transfer on your Policy Anniversary. If we receive your request in the 30 day period after your Policy Anniversary, we will make the transfer on the Business Day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

The maximum that you may transfer out of the fixed-rate option each Policy Year is either 33 1/3% of your allocation in the fixed-rate option on the Policy Anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are lower, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit

46	PROSPECTUS	SPECIAL FEATURES

values of the variable investment options over the period that automatic transfers are made. However, this strategy cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information concerning our dollar-cost averaging program is available upon request from our Customer Service Office.

POLICY PROCEEDS

Calculation of Death Benefit Proceeds.

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the Policy was in effect. It is calculated as follows:

•	the death proceeds based on the death benefit option in effect as of the date of the insured’s death, plus

•	the proceeds of any coverage you have added to your Policy through additional benefit riders, minus

•	as of the date of the insured’s death, any outstanding Policy Debt, minus

•	as of the date of the insured’s death, the lesser of:

•	the amount required to bring the Policy Account Value less Policy Debt up to zero; or

•	the amount of any payment under the No Lapse Guarantee, if applicable; or

•	any deficiency in the guaranteed coverage requirement of the Guaranteed Coverage Rider, if applicable.

We may adjust the death proceeds paid to the beneficiaries if:

•	the age or sex listed on the Policy application is incorrect

•	the insured commits suicide within two years of the Policy Issue Date or change in the Face Amount

•	there are limits imposed by riders to the Policy.

Calculation of Other Proceeds.

The amount of all other transactions will be calculated as of the end of the Business Day on which we receive the necessary instructions, information or documentation at our Customer Service Office.

Deferral of Payment of Policy Proceeds and Other Transactions.

If the proceeds are being taken from your Policy Account Value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted

SPECIAL FEATURES	PROSPECTUS	47

Exchanging a

policy

You may exchange all or a portion of your Flexible SolutionsSM VUL policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

We will pay interest on the death proceeds as required by state law.

If the proceeds are from your Policy Account Value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option, and Certain restrictions on payments under the policy.

EXCHANGING A POLICY

Exchange for Fixed-Benefit Whole Life Insurance Option

At any time prior to the later of the insured’s Attained Age 80 or the second policy anniversary, you have the right to exchange all or a portion of your Flexible SolutionsSM VUL policy for a level premium fixed-benefit whole life policy then being issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements. Once exercised, this right terminates.

Under the new policy, your policy value will be held in the issuer’s general account. The face amount of the new policy cannot exceed the Face Amount of this Policy on the date you make the exchange nor can the face amount of the new policy be less than the minimum face amount permitted under GIAC’s or its affiliate’s rules. If you exchange a portion of the Face Amount, a pro rata portion of this Policy’s Net Cash Surrender Value will be withdrawn and applied to the new policy and the remaining Face Amount of this Policy must meet GIAC’s minimum face amount requirements. If it does not, then this Policy will terminate on the date the new policy takes effect. The insured’s age when the Flexible SolutionsSM VUL Policy took effect will also be carried over.

Before you can make any exchange, you must repay any outstanding Policy Debt on your Flexible SolutionsSM VUL policy, and all due Monthly Deductions must be paid. See your Policy for details.

The exchange may result in a cost or credit to you. On or before the fifth Policy Anniversary, the exchange cost or credit is calculated using the following values where:

• (a)

the cumulative premiums for the new policy (i.e., the premiums that would have been paid to the date of exchange if the new policy had been in force from the Policy Date) with an annual interest rate of 6%, less the pro-rata portion of the cumulative

48	PROSPECTUS	SPECIAL FEATURES

premiums for this Policy (i.e., the actual premiums paid for this Policy to the date of the exchange) applicable to the Face Amount exchanged accumulated at an annual interest rate of 6%; and

• (b)	the cash value of the new policy, less the pro-rata portion of this Policy’s Net Cash Surrender Value on the exchange date applicable to the Face Amount exchanged.

For purposes of calculating cumulative premiums for this Policy under (a) above, any withdrawals from the Policy will be deducted from the sum of the actual premiums paid to date.

If either of (a) or (b) is, or both (a) and (b) are, greater than zero, you must pay an exchange cost to the issuing company. If both (a) and (b) are less than zero, the issuing company will pay an exchange credit to you. The exchange cost is the greater of (a) or (b). If one value is positive and one value is negative, the exchange cost is the positive value. The exchange credit will be the greater of (a) and (b) (i.e., the amount closer to zero).

After the fifth Policy Anniversary, the exchange cost or credit is equal to the cash value of the new policy less the pro-rata portion of this Policy’s Net Cash Surrender Value on the exchange date applicable to the Face Amount exchanged.

The new policy will be issued and effective either on the Business Day that we receive your written exchange request in Good Order at our Customer Service Office along with your Policy, or on the date that any exchange cost is received by the issuer of your new policy, whichever is later.

The new policy’s underwriting class will be based on the underwriting classes made available by the issuing company and will be comparable to the underwriting class of the most recent in force Policy Segment of this Policy. However, it will be subject to any Face Amount limitations then in effect. Premiums for the new policy will be based on the published rates of the issuing company on the exchange date. The premiums will depend on the new policy’s plan, face amount and underwriting class, and the insured’s age and sex. The contestable and suicide periods for the new policy will be measured from the Issue Date of this Policy and the new policy will be subject to any existing assignment of this Policy.

Additional rider benefits are available only if you provide the issuer of your new policy with satisfactory evidence of insurability for the insured, and will be subject to the issuing company’s rules on the exchange date.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options available under the policy, including payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is

Payment options

You have several payment options for the death or surrender proceeds from your Policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

SPECIAL FEATURES	PROSPECTUS	49

living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your Policy, you have 60 days after the proceeds of your Policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option the proceeds of your Policy must be paid to a ‘natural person’. Payments will not be made to his or her estate if he or she dies before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

For more information about the payment options available under the Policy, see the Statement of Additional Information or contact our Customer Service Office.

50	PROSPECTUS	SPECIAL FEATURES

FEDERAL TAX CONSIDERATIONS

THIS DISCUSSION of federal tax considerations for your Flexible SolutionsSM VUL policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your Policy is in force. If you are interested in purchasing a Policy, taking a Policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a Policy, particularly so with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Nevertheless, we believe there is a reasonable basis for concluding that your Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to modify the Policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Flexible SolutionsSM VUL policy, such as your flexibility to allocate premiums and the Policy Account Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the Policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	51

Treatment of

policy proceeds

We believe that the death benefits under your Policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies.

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your Policy generally should be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your Policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a Policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your Policy before the insured dies. How this money is taxed depends on whether your Policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. In general, a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven policy years, or first seven years after each increase in Face Amount, for example as a result of a partial withdrawal, or any decrease in Face Amount, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a transaction will cause the Policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your Policy will generally be taxed only if the total that you withdraw exceeds your “basis” in the Policy — which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the

52	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

Policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your basis in the Policy has not been recovered. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your Policy, your basis is reduced by any amount withdrawn that is not taxed

•

if you surrender your Policy, you will generally be taxed only on the amount by which the value of your Policy, including any Policy Debt, is greater than your basis in the Policy. The tax consequences of surrendering your Policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your Policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your Policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small or there is no difference at all. You should consult a tax adviser regarding these consequences including whether such a loan may be treated as a withdrawal.

If your Policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, surrenders, assignments and policy loans, will be treated first as distributions of gain, taxable as ordinary income to the extent of any gain; and as a tax free recovery of basis only after all the gain in the contract has been distributed.

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	53

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Flexible SolutionsSM VUL Policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure that they continue to qualify as life insurance under the Internal Revenue Code, and policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Flexible SolutionsSM VUL Policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Flexible SolutionsSM VUL Policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the Policy will be included in your gross estate.

Also, if the beneficiary of the Policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a Policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate,

54	PROSPECTUS	TAX CONSIDERATIONS

gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Flexible SolutionsSM VUL Policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans, and

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a Policy, and before making any changes or transactions under the Policy.

We recommend that anyone considering buying a Flexible SolutionsSM VUL Policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Employer-owned life insurance contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	55

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Policy Continuation Rider. Some policyowners may decide to purchase this Policy with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy until its value is just enough to pay off the Policy loans that have been taken out, keeping the Policy in force until the death of the insured by relying on the Policy Continuation rider. This strategy has several risks. First, if the death benefit under the Policy Continuation rider is lower than the Policy’s original death benefit, then the Policy might become a MEC, which could result in a significant tax liability attributable to the balance of any Policy Debt. Second, we will not permit the exercise of the Policy Continuation rider if to do so would mean your Policy would no longer qualify as life insurance under Section 7702. Third, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Finally, neither the IRS, nor the courts, has ruled on this strategy and it may be subject to challenge, since it is possible that loans under this Policy may be treated as taxable distributions upon conversion to a fixed Policy. In that event, assuming Policy loans have not already been subject to tax as distributions, significant tax liability could arise. If you are considering using the Policy in this manner, you should consult with and rely on a competent tax advisor before purchasing a Policy.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate

56	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

Account are reported on our Federal Income Tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the Policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	57

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Flexible SolutionsSM VUL policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your Policy Account Value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your Policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

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LIMITS TO GIAC’S RIGHT TO CHALLENGE

A POLICY

Incontestability

Generally, we cannot challenge your Policy or any Face Amount increase once it is in force for two years. If we successfully challenge an increase in Face Amount, the death benefit will be the amount that would have been payable had such increase not taken effect. If this Policy is reinstated, the Policy will have a new two year contestable period from the date of reinstatement.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the Policy and any rider costs using the correct age or sex.

Suicide exclusion

If the insured commits suicide within two years of the Policy’s Issue Date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of (a) or (b) as of the date of death where:

(a)	is the Policy premiums paid, minus any Policy Debt, minus any partial withdrawals; and

(b)	is the Net Cash Surrender Value

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Face Amount, our liability, with respect to such increase, will be limited to the cost of insurance for such increase.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of the policyowners and their beneficiaries, or are appropriate for the Policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policyowners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•	transferring the assets from one division of the Separate Account into other divisions, or to one or more separate accounts, or to our general account,

•	adding, combining, or removing investment divisions in the Separate Account

Incontestability

Generally, we cannot challenge your Policy once it is in force for two years.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	59

•

substituting, for the Policy Account Value held in any investment division, the shares of another class issued by a mutual fund in which such values are invested or the shares of a different mutual fund, or any other investment allowed by law

•

modifying, adding to, suspending or eliminating your ability to direct how your Net Premiums are invested, or to transfer unloaned Policy Account Value among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the Policy

•	changing the Policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the Policy, or

•	making any changes necessary to the Policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing Policy Account Value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or Policy Account Value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers between the investment options.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your Policy by returning it with a written cancellation notice to either our Customer Service Office or the agent from whom you bought the Policy. You must do this by the later of:

•	10 days of receiving your Policy, or

•	45 days of signing your completed Policy application.

Longer periods may apply in some states.

If a cancellation notice is sent by mail, it will be effective on the date of the postmark. Once we receive your notice, we will refund all of the premiums you have made towards your Policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

60	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the Policies. GIS is affiliated with us. GIS acts as principal underwriter of the Flexible SolutionsSM VUL Policies as well as other variable life insurance policies and variable annuities that we offer. The Flexible SolutionsSM VUL Policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC.

The actual amount of compensation received by your registered representative will vary depending on specific payment arrangements of the broker-dealer, but the maximum payable for the sale of the Policies as follows:

Policy Year One — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 60% of Policy premiums up to one Target Premium in the first Policy Year or the first Policy year of any Policy Segment.

Policy Years two through ten — Premiums up to one Target Premium: Generally, GIAC pays a maximum of 7.5% of Policy premiums up to one Target Premium in Policy Years two through ten or years two through ten of any Policy Segment. In certain limited circumstances a maximum of 13% may be paid in Policy Years two and three or years two and three of any Policy Segment.

Policy Years one through ten — Premiums in excess of one Target Premium: Generally, GIAC pays a maximum of 4.0% of Policy premiums in excess of one Target Premium in Policy Years one through ten or years one through ten of any Policy Segment.

Policy Years eleven through twenty: Generally, GIAC pays a maximum of 0.15% of unloaned Policy Account Value per annum monthly in Policy Years eleven through twenty, or years eleven through twenty of any Policy Segment.

Policy Year twenty-one and beyond: Generally, GIAC pays a maximum of 0.10% of unloaned Policy Account Value per annum monthly in Policy Years twenty-one and beyond, or years twenty-one and beyond of any Policy Segment.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

OTHER INFORMATION	PROSPECTUS	61

We also may compensate our agents through expense allowances, bonuses, wholesaler fees and training allowances. GIAC agents also may qualify for non-cash compensation.

If you return your Policy under the right to cancel provisions, the GIAC agent may have to return some or all of any commission we have paid.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several riders or additional benefits that you can add to your Policy. Certain of these riders are subject to age and underwriting requirements. We generally deduct monthly charges for these riders from your Policy Account Value.

We currently offer the following riders under the Policy:

•	Guaranteed Coverage rider

•	Waiver of Monthly Deductions rider

•	Disability Benefit rider

•	Accidental Benefit rider

•	Guaranteed Insurability Option rider

•	Select Security rider

•	Exchange of Insureds rider

•	Policy Continuation rider

The benefits provided by each of these riders are summarized in Appendix B of this prospectus. These riders may not be available in all states.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform

62	PROSPECTUS	OTHER INFORMATION

other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your Policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s Policy. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the Policy Account Value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws

OTHER INFORMATION	PROSPECTUS	63

may also require us to provide information about you and your policy to government agencies and departments.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Flexible SolutionsSM VUL Policy estimates different risks for men and women in establishing a Policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Flexible SolutionsSM VUL Policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the Policy is appropriate for this purpose.

ILLUSTRATIONS

Illustrations can help demonstrate how the Policy operates, given the Policy’s charges, investment options and any optional features selected, how you plan to accumulate or access Policy Account Value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the Policy’s death benefits, Cash Surrender Values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representative or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations for existing policyowners will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2007. Personalized illustrations for prospective policyowners will use either a weighted average or an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2007.

LEGAL PROCEEDINGS

Currently there are no legal proceedings that would threaten our financial position, the financial position of GIS, or that of the Separate Account.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

64	PROSPECTUS	OTHER INFORMATION

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Some of the special terms used in this prospectus are defined below.

Additional sum insured

This is additional insurance coverage that provides a level death benefit to the Policy Anniversary nearest the insured’s 100th birthday.

Attained age

The insured’s age on his or her birthday closest to the Policy Date plus the number of Policy Years completed since the Policy Date.

Basic policy

The Policy, including the Basic Sum Insured, Additional Sum Insured, endorsements and applications, but excluding any additional benefit riders.

Basic sum insured

The amount of coverage provided by the Basic Policy, excluding any Additional Sum Insured. The minimum Basic Sum Insured is currently $100,000.

Business day

Each day that GIAC processes transactions, currently including each day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time or, if earlier, the close of the New York Stock Exchange. If any transaction or event occurs or is scheduled to occur on a day that is not a Business Day, or if a transaction request is received after GIAC’s close of business, such transaction or event will be deemed to occur as of the next following Business Day unless otherwise specified.

Cash surrender value

The Policy Account Value less any surrender charges.

Customer service office

The Guardian Insurance & Annuity Company, Inc. Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face amount

The sum of the Basic Sum Insured, plus any Additional Sum Insured, including increases and decreases made to such amounts since the Issue Date. On the Policy Anniversary on which the insured is Attained Age 100, all Additional Sum Insured coverage ends and thereafter the Face amount will be the Basic Sum Insured in effect on the date of determination.

Good order

Notice from the party authorized to initiate a transaction under this Policy in a form satisfactory to GIAC, including all information required by GIAC to process the requested transaction.

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APPENDIX A

Initial face amount

The sum of the Basic Sum Insured plus any Additional Sum Insured in force on the Policy’s Issue Date. The minimum Initial Face Amount is currently $100,000 ($250,000 for the super preferred risk class).

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your Policy is issued at GIAC’s Customer Service Office.

Loan account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The Loan Account is equal to the loan.

Loan amount

The sum of any amounts borrowed plus any capitalized loan interest less any loan repayment.

Minimum annual premium

An amount used to determine whether your Policy meets the No Lapse Guarantee Condition. It is shown in your Policy.

Minimum Annual To Issue Premium

An amount used to determine your Minimum Premium To Issue the Policy.

Minimum Premium To Issue the Policy

The amount of premium that is due on the date your Policy is issued and must be paid in order for your Policy to take effect. It is shown in your Policy.

Monthly deduction

The total of the charges due and payable on each Monthly Processing Date.

Monthly processing date

The day of each Policy Month on which the Monthly Deduction is deducted from the Policy Account Value and certain Policy benefits and values are calculated. The Monthly Processing Date is the same date of each calendar month as the Policy Date, or the last day of a calendar month if that is earlier. If such calendar day is not a Business Day, the Monthly Processing Date will be the next following Business Day.

Net accumulated premiums

At issue, Net Accumulated Premiums equals the value of the initial premium payment. Thereafter, Net Accumulated Premiums will increase, as a result of premium payments made, and decrease, as a result of partial withdrawals. After a premium payment, Net Accumulated Premiums will

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APPENDIX A

be equal to the value of Net Accumulated Premiums before the premium payment plus the amount of the premium paid. After a partial withdrawal, Net Accumulated Premiums is equal to the greater of (i) the value of Net Accumulated Premiums before the withdrawal, decreased by the amount of the partial withdrawal, or (ii) zero.

Net amount at risk

The difference between the amount that you would be paid under a Policy Segment under the Policy’s death benefit and the Policy Account Value allocated to that segment.

Net Cash Surrender Value

The Cash Surrender Value of your Policy less any Policy Debt.

Net Premium

The amount of premium that remains after we deduct premium charges from the premiums you pay.

No Lapse Guarantee

The No Lapse Guarantee ensures that your Policy will not lapse, even if the Policy Account Value minus the Policy Debt is less than zero, so long as the No Lapse Guarantee Condition is met.

No Lapse Guarantee Condition

This test is used to determine whether your Policy qualifies for the No Lapse Guarantee. It states that, as of the most recent Monthly Processing Date, you must have paid at least as much into your Policy, including amounts applied under any applicable Disability Benefit Rider, (minus all previous withdrawals plus any outstanding Policy Debt) as the Minimum Annual Premiums up to this date, as outlined in your Policy. To calculate your Minimum Annual Premium for the current Policy Year, multiply your Minimum Annual Premium by a ratio equal to the number of completed Policy Months since the last Policy Anniversary plus 1, divided by 12. The sum of the Minimum Annual Premiums up to the applicable Monthly Processing Date does not include the Minimum Annual Premium for any period during which the Monthly Deduction was waived under any applicable Waiver of Monthly Deductions Rider.

No Lapse Guarantee Period

The period, beginning on the Policy Date, during which the No Lapse Guarantee is in effect. The No Lapse Guarantee Period will terminate:

On the Policy Date, if the insured is age:	The No Lapse Guarantee will terminate at the end of Policy Year:
0 - 65	10
66	9
67	8
68	7
69	6
70 - 75	5
76 - 85	No benefit

APPENDICES	PROSPECTUS	67

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Policy Account Value

The Policy Account Value is the sum of the values of the variable investment options, the fixed-rate option and the Loan Account. The unloaned Policy Account Value is the Policy Account Value less the Loan Account.

Policy Anniversary

The same date each year as the Policy Date.

Policy date

This date is used to measure Policy Months, Policy Years, Policy Anniversaries, and Monthly Processing Dates. It also determines the age of the insured at issue. Your Policy Date is shown on the Data Pages of your Policy.

Policy debt

The unpaid Policy Loan Amount plus the accrued and unpaid interest on those loans.

Policy Segment

The additional coverage provided by an increase in Face Amount.

Surrender Charge Target Premium

A measure of premium used to determine your Policy’s surrender charge. Your Policy’s Basic Sum Insured and the Basic Sum Insured portion of any Policy Segments that you buy each have their own Surrender Charge Target Premium. The Surrender Charge Target Premium associated with the Basic Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Surrender Charge Target Premium associated with any Policy Segment is based on the insured’s Attained Age and the underwriting class for each Policy Segment.

Target premium

A measure of premium used to determine your Policy’s premium charges and agent commissions. Your Policy’s Basic Sum Insured, Additional Sum Insured and any Policy Segments you buy each have their own Target Premium. The Target Premium associated with the Basic Sum Insured and Additional Sum Insured is based on the insured’s age at issue, underwriting class and sex (unless gender-neutral rates are required by law). The Target Premium associated with any Policy Segment is based on the insured’s Attained Age and the underwriting class for each Policy Segment.

The Target Premium for any rider, except the Guaranteed Coverage rider, is based on the Monthly Deduction for that rider during the first Policy Year.

68	PROSPECTUS	APPENDICES

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the Policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for some of the additional benefit riders. These premium amounts are deducted monthly from the Policy Account Value. The benefits provided by the riders are fully described in the riders and summarized here. These riders may not be available in all states.

Guaranteed Coverage rider (“GCR”) — this rider, available at issue only and with death benefit Option 1, guarantees that the Policy will remain in force even if the Policy Account Value, after subtracting the Monthly Deduction, minus the Policy Debt is less than zero, provided the GCR condition, as described in the rider, is met. It provides coverage up to either Attained Age 80 or 100, as selected at issue. There is no charge for GCR to age 80. The tax consequences associated with the continuance of your Policy under the Guaranteed Coverage Rider in situations where your Policy Debt exceeds your Policy Account Value are uncertain. A tax advisor should be consulted about the tax consequences that might arise in these circumstances.

Waiver of Monthly Deductions rider — this rider, available at issue only, provides for the waiver of the Monthly Deductions while the insured is totally disabled as defined in the rider. Age limits apply. It is only available on Policies with a Face Amount of $3,000,000 or less.

Disability Benefit rider — this rider, available at issue only, provides for crediting as a benefit an amount equal to the specified amount, as defined in the rider, while the insured is totally disabled, as defined in the rider. It is only available on Policies with a Face Amount less than $3,000,000.

Accidental Death Benefit rider — this rider, available only at issue, provides additional insurance coverage if the insured’s death results from accidental bodily injury on or before the Policy Anniversary nearest the insured’s 75th birthday. The maximum coverage under this rider is the lesser of (i) $500,000 or (ii) the Initial Face Amount.

Guaranteed Insurability Option rider — this rider, available only at issue, provides the Policyowner the right to increase the Face Amount of insurance coverage without evidence of insurability on the Policy Anniversaries nearest certain birthdays of the insured, or within specified time periods of qualifying life events subject to the conditions in the rider.

Select Security rider — this rider, used in split dollar cases, is an endorsement that prevents the Policyowner from making certain Policy changes without the consent of the Policyowner’s employer. There is no charge for this rider.

Exchange of Insureds rider — this rider gives the Policyowner the right to exchange the Policy for a new one on the life of a substitute insured. The exercise of this rider will be treated as a taxable exchange for Federal Income Tax purposes.

Policy Continuation rider — this rider, issued only on Policies electing the Guideline Premium Test, permits the Policy to be converted into a fixed benefit life insurance policy provided certain conditions, as described in the rider, are met. There is no charge for the rider; however, a transaction charge is assessed when the Policyowner elects to exercise the rider’s benefits. The Internal Revenue Service has not taken a position on policy continuation riders. Therefore, you should consult your tax advisor prior to exercising the benefits provided thereunder.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your Policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your Policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

APPENDICES	PROSPECTUS	69

APPENDIX C

HYPOTHETICAL ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS

The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on Policies with face amounts of $400,000 for a male insured Age 35, preferred plus underwriting class, utilizing the Guideline Premium Test. Values are first given based on current charges and then based on the Policy’s higher guaranteed charges. Each illustration is given first for a Policy with an Option 1 death benefit, then for a Policy with an Option 2 death benefit, and, finally, for a Policy with an Option 3 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Flexible SolutionsSM VUL policies with those for other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Flexible SolutionsSM VUL policy, particularly if the decision to replace existing coverage is based primarily on a comparison of policy illustrations.

Actual returns will fluctuate over time and likely will be both positive and negative. The actual death benefits, Net Cash Surrender Values and Policy Account Values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Policyowner pays more than the stated premium.

Death benefits, Net Cash Surrender Values and Policy Account Values will also be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6%, or 10%, but vary above and below the average over the period; and (2) premiums are paid at other than annual intervals. Benefits and values will also be affected by the Policyowner’s allocation of the unloaned Policy Account Value among the variable investment options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6%, or 10%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy’s performance. Policy loans and other policy transactions, such as partial withdrawals, will also affect results, as will the insured’s sex, smoker status and underwriting class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from premiums for premium charges; and (2) the Monthly Deduction is deducted from the Policy Account Value on each Monthly Processing Date. The Net Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted upon surrender or lapse during the first 8 policy years. See Deductions and charges. The amounts shown in the illustrations also reflect an arithmetic average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.87% of the average daily net assets of such funds. The arithmetic average is based upon actual expenses of the funds incurred during 2007, before taking into account any applicable expense reimbursements and fee waivers. For an explanation of the expenses see the accompanying fund prospectuses.

Taking account of the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at –0.87%, 5.13%, and 9.13%, respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See GIAC’s taxes.

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APPENDIX C

GIAC will furnish upon request an illustration reflecting the proposed insured’s age, sex, underwriting class, face amount requested, and life insurance test selected, but a premium-based illustration must reflect GIAC’s current minimum Face Amount requirement for Flexible SolutionsSM VUL — which is $100,000. These personalized illustrations will use either an arithmetic average or a weighted average of the investment advisory fees and operating expenses incurred by the mutual funds based on actual fees and expenses of the funds incurred during 2007, after applicable reimbursements and waivers. If you are already a Flexible SolutionsSM VUL policyowner, please contact your registered representative for a current illustration.

These illustrations will refer to “net outlay” as the cash flow into or out of the Policy. It is equal to the sum of all premiums and accrued loan interest paid in cash and reduced by the proceeds of any policy loan or partial withdrawal received in cash. For purposes of these illustrations “net outlay” will be equal to Target Premium.

From time to time, advertisements or sales literature for Flexible SolutionsSM VUL may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Flexible SolutionsSM VUL on September 30, 2005. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustrations will reflect deductions for each fund’s expenses, and the charges deducted from premiums, Monthly Deductions and any transaction deductions associated with the Policy in question.

APPENDICES	PROSPECTUS	71

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 1

Target Premium = $3,900

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,900	2,383	0	400,000	3,900	2,561	0	400,000	3,900	2,680	0	400,000
2	36	3,900	4,678	1,558	400,000	3,900	5,183	2,063	400,000	3,900	5,532	2,412	400,000
3	37	3,900	6,845	4,115	400,000	3,900	7,825	5,095	400,000	3,900	8,526	5,796	400,000
4	38	3,900	8,976	6,636	400,000	3,900	10,584	8,244	400,000	3,900	11,772	9,432	400,000
5	39	3,900	11,074	9,124	400,000	3,900	13,465	11,515	400,000	3,900	15,293	13,343	400,000
6	40	3,900	13,138	11,773	400,000	3,900	16,474	15,109	400,000	3,900	19,111	17,746	400,000
7	41	3,900	15,169	14,389	400,000	3,900	19,617	18,837	400,000	3,900	23,253	22,473	400,000
8	42	3,900	17,167	16,972	400,000	3,900	22,900	22,705	400,000	3,900	27,747	27,552	400,000
9	43	3,900	19,133	19,133	400,000	3,900	26,331	26,331	400,000	3,900	32,623	32,623	400,000
10	44	3,900	21,068	21,068	400,000	3,900	29,915	29,915	400,000	3,900	37,915	37,915	400,000
15	49	3,900	34,735	34,735	400,000	3,900	55,934	55,934	400,000	3,900	78,436	78,436	400,000
20	54	3,900	46,549	46,549	400,000	3,900	88,009	88,009	400,000	3,900	139,953	139,953	400,000
25	59	3,900	55,799	55,799	400,000	3,900	127,992	127,992	400,000	3,900	235,457	235,457	400,000
30	64	3,900	60,527	60,527	400,000	3,900	176,759	176,759	400,000	3,900	384,183	384,183	468,704
35	69	3,900	58,035	58,035	400,000	3,900	236,787	236,787	400,000	3,900	612,922	612,922	710,990
40	74	3,900	42,756	42,756	400,000	3,900	312,883	312,883	400,000	3,900	963,775	963,775	1,031,240
45	79	3,900	4,907	4,907	400,000	3,900	416,403	416,403	437,223	3,900	1,505,358	1,505,358	1,580,626
50	84	0	0	0	0	3,900	550,077	550,077	577,581	3,900	2,328,489	2,328,489	2,444,914
55	89	0	0	0	0	3,900	711,523	711,523	747,100	3,900	3,546,802	3,546,802	3,724,142
60	94	0	0	0	0	3,900	915,302	915,302	924,455	3,900	5,396,354	5,396,354	5,450,317
65	99	0	0	0	0	3,900	1,196,729	1,196,729	1,196,729	3,900	8,376,553	8,376,553	8,376,553
70	104	0	0	0	0	0	1,421,338	1,421,338	1,421,338	0	9,948,718	9,948,718	9,948,718
75	109	0	0	0	0	0	1,688,104	1,688,104	1,688,104	0	11,815,957	11,815,957	11,815,957
80	114	0	0	0	0	0	2,004,939	2,004,939	2,004,939	0	14,033,651	14,033,651	14,033,651
85	119	0	0	0	0	0	2,381,238	2,381,238	2,381,238	0	16,667,577	16,667,577	16,667,577
86	120	0	0	0	0	0	2,464,582	2,464,582	2,464,582	0	17,250,942	17,250,942	17,250,942

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

72	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 1

Target Premium = $3,900

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,900	2,376	0	400,000	3,900	2,553	0	400,000	3,900	2,672	0	400,000
2	36	3,900	4,430	1,310	400,000	3,900	4,925	1,805	400,000	3,900	5,267	2,147	400,000
3	37	3,900	6,409	3,679	400,000	3,900	7,357	4,627	400,000	3,900	8,036	5,306	400,000
4	38	3,900	8,312	5,972	400,000	3,900	9,850	7,510	400,000	3,900	10,989	8,649	400,000
5	39	3,900	10,133	8,183	400,000	3,900	12,397	10,447	400,000	3,900	14,133	12,183	400,000
6	40	3,900	11,868	10,503	400,000	3,900	15,000	13,635	400,000	3,900	17,484	16,119	400,000
7	41	3,900	13,509	12,729	400,000	3,900	17,649	16,869	400,000	3,900	21,046	20,266	400,000
8	42	3,900	15,057	14,862	400,000	3,900	20,347	20,152	400,000	3,900	24,840	24,645	400,000
9	43	3,900	16,503	16,503	400,000	3,900	23,086	23,086	400,000	3,900	28,874	28,874	400,000
10	44	3,900	17,849	17,849	400,000	3,900	25,869	25,869	400,000	3,900	33,172	33,172	400,000
15	49	3,900	27,179	27,179	400,000	3,900	45,586	45,586	400,000	3,900	65,437	65,437	400,000
20	54	3,900	32,433	32,433	400,000	3,900	66,943	66,943	400,000	3,900	111,368	111,368	400,000
25	59	3,900	31,263	31,263	400,000	3,900	88,862	88,862	400,000	3,900	178,969	178,969	400,000
30	64	3,900	18,734	18,734	400,000	3,900	107,540	107,540	400,000	3,900	280,798	280,798	400,000
35	69	3,900	0	0	400,000	3,900	115,480	115,480	400,000	3,900	440,907	440,907	511,452
40	74	3,900	0	0	400,000	3,900	96,131	96,131	400,000	3,900	682,270	682,270	730,029
45	79	3,900	0	0	400,000	3,900	415	415	400,000	3,900	1,048,261	1,048,261	1,100,674
50	84	0	0	0	0	0	0	0	0	3,900	1,580,754	1,580,754	1,659,792
55	89	0	0	0	0	0	0	0	0	3,900	2,330,641	2,330,641	2,447,173
60	94	0	0	0	0	0	0	0	0	3,900	3,454,461	3,454,461	3,489,005
65	99	0	0	0	0	0	0	0	0	3,900	5,304,228	5,304,228	5,304,228
70	104	0	0	0	0	0	0	0	0	0	6,149,066	6,149,066	6,149,066
75	109	0	0	0	0	0	0	0	0	0	7,128,465	7,128,465	7,128,465
80	114	0	0	0	0	0	0	0	0	0	8,263,860	8,263,860	8,263,860
85	119	0	0	0	0	0	0	0	0	0	9,580,096	9,580,096	9,580,096
86	120	0	0	0	0	0	0	0	0	0	9,867,502	9,867,502	9,867,502

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	73

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 2

Target Premium = $3,900

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,900	2,380	0	402,380	3,900	2,558	0	402,558	3,900	2,677	0	402,677
2	36	3,900	4,669	1,549	404,669	3,900	5,172	2,052	405,172	3,900	5,520	2,400	405,520
3	37	3,900	6,825	4,095	406,825	3,900	7,802	5,072	407,802	3,900	8,500	5,770	408,500
4	38	3,900	8,942	6,602	408,942	3,900	10,543	8,203	410,543	3,900	11,726	9,386	411,726
5	39	3,900	11,023	9,073	411,023	3,900	13,401	11,451	413,401	3,900	15,219	13,269	415,219
6	40	3,900	13,067	11,702	413,067	3,900	16,382	15,017	416,382	3,900	19,002	17,637	419,002
7	41	3,900	15,075	14,295	415,075	3,900	19,490	18,710	419,490	3,900	23,099	22,319	423,099
8	42	3,900	17,048	16,853	417,048	3,900	22,732	22,537	422,732	3,900	27,536	27,341	427,536
9	43	3,900	18,985	18,985	418,985	3,900	26,114	26,114	426,114	3,900	32,343	32,343	432,343
10	44	3,900	20,888	20,888	420,888	3,900	29,641	29,641	429,641	3,900	37,552	37,552	437,552
15	49	3,900	34,327	34,327	434,327	3,900	55,182	55,182	455,182	3,900	77,299	77,299	477,299
20	54	3,900	45,669	45,669	445,669	3,900	86,084	86,084	486,084	3,900	136,629	136,629	536,629
25	59	3,900	53,937	53,937	453,937	3,900	123,127	123,127	523,127	3,900	225,866	225,866	625,866
30	64	3,900	56,830	56,830	456,830	3,900	164,924	164,924	564,924	3,900	357,666	357,666	757,666
35	69	3,900	51,248	51,248	451,248	3,900	209,024	209,024	609,024	3,900	551,209	551,209	951,209
40	74	3,900	31,561	31,561	431,561	3,900	249,188	249,188	649,188	3,900	832,817	832,817	1,232,817
45	79	3,900	0	0	0	3,900	275,008	275,008	675,008	3,900	1,240,705	1,240,705	1,640,705
50	84	0	0	0	0	3,900	269,216	269,216	669,216	3,900	1,829,962	1,829,962	2,229,962
55	89	0	0	0	0	3,900	150,069	150,069	550,069	3,900	2,623,550	2,623,550	3,023,550
60	94	0	0	0	0	0	0	0	0	3,900	3,668,979	3,668,979	4,068,979
65	99	0	0	0	0	0	0	0	0	3,900	5,099,732	5,099,732	5,499,732
70	104	0	0	0	0	0	0	0	0	0	6,056,882	6,056,882	6,456,882
75	109	0	0	0	0	0	0	0	0	0	7,193,676	7,193,676	7,593,676
80	114	0	0	0	0	0	0	0	0	0	8,543,831	8,543,831	8,943,831
85	119	0	0	0	0	0	0	0	0	0	10,147,392	10,147,392	10,547,392
86	120	0	0	0	0	0	0	0	0	0	10,502,551	10,502,551	10,902,551

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

74	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 2

Target Premium = $3,900

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,900	2,373	0	402,373	3,900	2,550	0	402,550	3,900	2,668	0	402,668
2	36	3,900	4,417	1,297	404,417	3,900	4,911	1,791	404,911	3,900	5,253	2,133	405,253
3	37	3,900	6,384	3,654	406,384	3,900	7,328	4,598	407,328	3,900	8,003	5,273	408,004
4	38	3,900	8,269	5,929	408,269	3,900	9,797	7,457	409,797	3,900	10,930	8,590	410,930
5	39	3,900	10,066	8,116	410,066	3,900	12,315	10,365	412,315	3,900	14,038	12,088	414,038
6	40	3,900	11,774	10,409	411,774	3,900	14,877	13,512	414,877	3,900	17,338	15,973	417,338
7	41	3,900	13,381	12,601	413,381	3,900	17,475	16,695	417,475	3,900	20,834	20,054	420,834
8	42	3,900	14,888	14,693	414,888	3,900	20,109	19,914	420,109	3,900	24,542	24,347	424,542
9	43	3,900	16,287	16,287	416,288	3,900	22,769	22,769	422,769	3,900	28,467	28,467	428,467
10	44	3,900	17,579	17,579	417,579	3,900	25,456	25,456	425,456	3,900	32,626	32,626	432,626
15	49	3,900	26,453	26,453	426,453	3,900	44,247	44,247	444,247	3,900	63,411	63,411	463,411
20	54	3,900	30,821	30,821	430,821	3,900	63,328	63,328	463,328	3,900	105,065	105,065	505,065
25	59	3,900	28,128	28,128	428,128	3,900	79,965	79,965	479,965	3,900	160,801	160,801	560,801
30	64	3,900	13,642	13,642	413,642	3,900	87,366	87,366	487,366	3,900	231,010	231,010	631,010
35	69	0	0	0	0	3,900	72,912	72,912	472,912	3,900	312,230	312,230	712,230
40	74	0	0	0	0	3,900	14,600	14,600	414,600	3,900	392,742	392,742	792,742
45	79	0	0	0	0	0	0	0	0	3,900	440,960	440,960	840,960
50	84	0	0	0	0	0	0	0	0	3,900	401,065	401,065	801,065
55	89	0	0	0	0	0	0	0	0	3,900	154,967	154,967	554,967
60	94	0	0	0	0	0	0	0	0	0	0	0	0
65	99	0	0	0	0	0	0	0	0	0	0	0	0
70	104	0	0	0	0	0	0	0	0	0	0	0	0
75	109	0	0	0	0	0	0	0	0	0	0	0	0
80	114	0	0	0	0	0	0	0	0	0	0	0	0
85	119	0	0	0	0	0	0	0	0	0	0	0	0
86	120	0	0	0	0	0	0	0	0	0	0	0	0

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	75

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 3

Target Premium = $3,900

These values reflect CURRENT cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,900	2,379	0	403,900	3,900	2,557	0	403,900	3,900	2,676	0	403,900
2	36	3,900	4,665	1,545	407,800	3,900	5,169	2,049	407,800	3,900	5,517	2,397	407,800
3	37	3,900	6,815	4,085	411,700	3,900	7,793	5,063	411,700	3,900	8,493	5,763	411,700
4	38	3,900	8,925	6,585	415,600	3,900	10,527	8,187	415,600	3,900	11,713	9,373	415,600
5	39	3,900	10,995	9,045	419,500	3,900	13,376	11,426	419,500	3,900	15,198	13,248	419,500
6	40	3,900	13,025	11,660	423,400	3,900	16,345	14,980	423,400	3,900	18,972	17,607	423,400
7	41	3,900	15,017	14,237	427,300	3,900	19,441	18,661	427,300	3,900	23,059	22,279	427,300
8	42	3,900	16,970	16,775	431,200	3,900	22,667	22,472	431,200	3,900	27,487	27,292	431,200
9	43	3,900	18,886	18,886	435,100	3,900	26,032	26,032	435,100	3,900	32,284	32,284	435,100
10	44	3,900	20,764	20,764	439,000	3,900	29,541	29,541	439,000	3,900	37,484	37,484	439,000
15	49	3,900	34,041	34,041	458,500	3,900	54,989	54,989	458,500	3,900	77,260	77,260	458,500
20	54	3,900	45,069	45,069	478,000	3,900	85,863	85,863	478,000	3,900	137,098	137,098	478,000
25	59	3,900	52,623	52,623	497,500	3,900	123,200	123,200	497,500	3,900	228,781	228,781	497,500
30	64	3,900	53,868	53,868	517,000	3,900	166,366	166,366	517,000	3,900	369,581	369,581	517,000
35	69	3,900	44,343	44,343	536,500	3,900	214,712	214,712	536,500	3,900	589,588	589,588	683,922
40	74	3,900	14,671	14,671	556,000	3,900	266,063	266,063	556,000	3,900	927,990	927,990	992,949
45	79	0	0	0	0	3,900	317,701	317,701	575,500	3,900	1,450,349	1,450,349	1,522,866
50	84	0	0	0	0	3,900	365,501	365,501	595,000	3,900	2,244,270	2,244,270	2,356,483
55	89	0	0	0	0	3,900	365,491	365,491	614,500	3,900	3,419,369	3,419,369	3,590,338
60	94	0	0	0	0	3,900	173,406	173,406	634,000	3,900	5,203,320	5,203,320	5,255,353
65	99	0	0	0	0	0	0	0	0	3,900	8,077,770	8,077,770	8,077,770
70	104	0	0	0	0	0	0	0	0	0	9,593,858	9,593,858	9,593,858
75	109	0	0	0	0	0	0	0	0	0	11,394,495	11,394,495	11,394,495
80	114	0	0	0	0	0	0	0	0	0	13,533,086	13,533,086	13,533,086
85	119	0	0	0	0	0	0	0	0	0	16,073,063	16,073,063	16,073,063
86	120	0	0	0	0	0	0	0	0	0	16,635,620	16,635,620	16,635,620

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

76	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

Male Issue Age 35, Preferred Plus Underwriting Risk

$400,000 Face Amount

Death Benefit Option 3

Target Premium = $3,900

These values reflect GUARANTEED cost of insurance and other charges

Using the Guideline Premium Test as defined under Section 7702 of the Internal Revenue Code.

End of Policy Year	Age Beginning of Year	Assuming Current Charges and 0% Gross (-.87% Net) Return				Assuming Current Charges and 6% Gross (5.13% Net) Return				Assuming Current Charges and 10% Gross (9.13% Net) Return
		Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit	Net Outlay	Policy Account Value	Net Cash Surrender Value	Net Death Benefit
1	35	3,900	2,372	0	403,900	3,900	2,549	0	403,900	3,900	2,667	0	403,900
2	36	3,900	4,412	1,292	407,800	3,900	4,906	1,786	407,800	3,900	5,248	2,128	407,800
3	37	3,900	6,370	3,640	411,700	3,900	7,315	4,585	411,700	3,900	7,992	5,262	411,700
4	38	3,900	8,243	5,903	415,600	3,900	9,774	7,434	415,600	3,900	10,909	8,569	415,600
5	39	3,900	10,023	8,073	419,500	3,900	12,276	10,326	419,500	3,900	14,003	12,053	419,500
6	40	3,900	11,707	10,342	423,400	3,900	14,818	13,453	423,400	3,900	17,287	15,922	423,400
7	41	3,900	13,283	12,503	427,300	3,900	17,390	16,610	427,300	3,900	20,762	19,982	427,300
8	42	3,900	14,753	14,558	431,200	3,900	19,992	19,797	431,200	3,900	24,445	24,250	431,200
9	43	3,900	16,104	16,104	435,100	3,900	22,612	22,612	435,100	3,900	28,341	28,341	435,100
10	44	3,900	17,337	17,337	439,000	3,900	25,251	25,251	439,000	3,900	32,468	32,468	439,000
15	49	3,900	25,709	25,709	458,500	3,900	43,674	43,674	458,500	3,900	63,126	63,126	458,500
20	54	3,900	28,946	28,946	478,000	3,900	62,101	62,101	478,000	3,900	105,163	105,163	478,000
25	59	3,900	23,481	23,481	497,500	3,900	77,462	77,462	497,500	3,900	163,593	163,593	497,500
30	64	3,900	2,025	2,025	517,000	3,900	81,862	81,862	517,000	3,900	244,377	244,377	517,000
35	69	0	0	0	0	3,900	57,942	57,942	536,500	3,900	360,418	360,418	536,500
40	74	0	0	0	0	0	0	0	0	3,900	547,141	547,141	585,441
45	79	0	0	0	0	0	0	0	0	3,900	845,295	845,295	887,560
50	84	0	0	0	0	0	0	0	0	3,900	1,279,198	1,279,198	1,343,158
55	89	0	0	0	0	0	0	0	0	3,900	1,890,425	1,890,425	1,984,946
60	94	0	0	0	0	0	0	0	0	3,900	2,806,373	2,806,373	2,834,437
65	99	0	0	0	0	0	0	0	0	3,900	4,313,566	4,313,566	4,313,566
70	104	0	0	0	0	0	0	0	0	0	5,000,614	5,000,614	5,000,614
75	109	0	0	0	0	0	0	0	0	0	5,797,093	5,797,093	5,797,093
80	114	0	0	0	0	0	0	0	0	0	6,720,432	6,720,432	6,720,432
85	119	0	0	0	0	0	0	0	0	0	7,790,837	7,790,837	7,790,837
86	120	0	0	0	0	0	0	0	0	0	8,024,565	8,024,565	8,024,565

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS MADE BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY’S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDICES	PROSPECTUS	77

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT N

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

78	PROSPECTUS	SAI–CONTENTS

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Room 1580, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your Policy, or a personalized illustration, available free of charge, of death benefits, Cash Surrender Values, and cash values under your Policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-09725

BACK COVER PAGE	PROSPECTUS	79

FLEXIBLE SOLUTIONSSM VUL

Issued Through The Guardian Separate Account N of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2008

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account N (marketed under the name “Flexible SolutionsSM VUL”) dated May 1, 2008.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26240

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub.3877  (5/06)

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ABOUT GIAC

Your Flexible SolutionsSM VUL Policy is issued, through its Separate Account N, (Separate Account or Separate Account N), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2007, our total assets (GAAP basis) exceeded $10.8 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2007, Guardian Life had total assets (GAAP basis) in excess of $45 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Flexible SolutionsSM VUL Policies, and does not guarantee the benefits provided by the Policy.

The Guardian Separate Account N was established by GIAC’s Board of Directors on September 23, 1999 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Flexible SolutionsSM VUL Policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Flexible SolutionsSM VUL Policy or if your fixed-benefit policy contains a rider to permit you to purchase a Flexible SolutionsSM VUL Policy. You may also be able to convert to a Flexible SolutionsSM VUL Policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one Minimum Annual To Issue Premium if you convert it to a Flexible SolutionsSM VUL Policy.

Death Benefit Options

Cash Value Test

To satisfy this test, the death benefit must be at least equal to the Policy Account Value multiplied by a death benefit factor. A table of death benefit factors appears in your Policy. These factors are equal to one divided by the net single premium (the single premium that would be needed to pay for the death benefit under the Policy, including any Additional Sum Insured).

Guideline Premium Test

The Guideline Premium Test consists of two parts: the Guideline Premium Test and the Cash Value Corridor Test.

To satisfy the Guideline Premium Test the total of all premiums you pay must not exceed certain maximums. The total of premiums paid, minus the nontaxable portion of partial withdrawals, must not be greater than the larger of the following:

•	the guideline single premium on the date the calculation is done, or

•	the sum of the guideline level premiums to the date the calculation is done.

For the purposes of this test, the guideline single premium is the premium that would be necessary to pay for future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 6%.

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The guideline level premium is the level annual premium payable to age 100 that would be necessary to pay for all future benefits under the Policy as calculated at the time the Policy is issued. It’s based on “reasonable” mortality and expense charges (as defined in Section 7702 of the Internal Revenue Code) and an effective annual interest rate of 4%.

Payment of premiums in excess of the guideline premium limit is permitted if those premiums are necessary to keep the Policy in force.

To satisfy the Cash Value Corridor Test, the death benefit must at least equal the percentage of the Policy Account Value shown in the following table:

Attained age	Percentage of policy account value*
0-40	250%
40-45	250% - 215%
45-50	215% - 185%
50-55	185% - 150%
55-60	150% - 130%
60-65	130% - 120%
65-70	120% - 115%
70-75	115% - 105%
75-90	105%
90-95	105% - 100%
95+	100%
*	The percentage decreases uniformly as attained age increases within the age ranges.

Test Advantages
Cash Value Test	Guideline Premium Test
• allows you to make larger premium payments than the Guideline Premium Test	• allows greater proportion of Policy Account Value relative to death benefit than under the Cash Value Test
• increases the death benefit earlier than the Guideline Premium Test	• develops larger Policy Account Values due to lower death benefits

Changing Your Death Benefit Option

If you’re changing from Option 1 to Option 2, we will decrease the Face Amount by the Policy Account Value on the date the change takes effect. We decrease the Face Amount so that the death benefit remains the same on the date the change takes effect.

If you’re changing from Option 2 to Option 1, we will increase the Face Amount by the Policy Account Value on the date the change takes effect. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect.

If you’re changing from Option 3 to Option 1, we will increase the Face Amount by the amount of Net Accumulated Premiums on the date the change takes effect. We increase the Face Amount so that the death benefit remains the same on the date the change takes effect. When we increase the Face Amount, we will increase the Basic Sum Insured rather than adding a new Policy Segment.

If you’re changing from Option 3 to Option 2, we will adjust the Face Amount by an amount equal to the Net Accumulated Premiums on the date the change takes effect minus the Policy Account Value on the date the change takes effect. The Face Amount is increased or decreased by this amount so that the death benefit remains the same on the date the change takes effect. Any increase in Face Amount caused by this change will not result in a new Policy Segment. Instead, the Basic Sum Insured will be increased.

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Net Investment Factor

We calculate the unit value of each variable investment option on each Business Day by multiplying the option’s immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each Business Day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current Business Day, plus

•

the amount per share of any dividends or capital gains distributed by the fund on the current Business Day, minus any federal, state or local taxes payable by GIAC and allocated by GIAC to the variable investment option; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous Business Day.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the Face Amount

Your death benefit option will determine how your Policy is affected by a reduction in the Face Amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your Policy’s Face Amount.

•	under Option 2, a partial withdrawal will not reduce your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

•	under Option 3, a partial withdrawal will typically not cause an immediate reduction in your Policy’s Face Amount. However, the amount of your death benefit will decline with each partial withdrawal.

If you have made one or more increases to the initial Face Amount by adding Policy Segments and then request a Face Amount decrease, we will apply the decrease to your Policy Segments as follows. We start with the most recent Policy Segment, followed by the next most recent, and so on, and then reduce the Additional Sum Insured portion of the initial Face Amount and, finally, reduce the Basic Sum Insured portion of the initial Face Amount.

Since we do not deduct a surrender charge when you decrease the Face Amount, the surrender charge does not change. The administrative charge per $1,000 of coverage is not reduced by a decrease in Face Amount.

We will send you Policy pages that reflect the changes resulting from your reduction in the Face Amount.

Reducing the Face Amount of your Policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in Face Amount may also reduce the federal tax law limits on what you can put into the Policy. In these cases you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See Tax considerations.

Increasing the Face Amount

We’ll issue the increase in the form of a separate Policy Segment. Each Policy Segment has its own underwriting class, rate for cost of insurance, surrender charges, administrative charges, premium charge, Target Premium, and, during the No Lapse Guarantee Period, Minimum Annual Premium.

After an increase in the Face Amount takes effect, to calculate premium charges we will allocate premium payments first to the initial Face Amount and then to each Policy Segment, starting with the oldest Policy Segment and ending with the most recent one. We’ll allocate premiums in such a way that they won’t exceed the annual Target Premium for the initial Face Amount or for each Policy Segment. When the sum of the premiums paid during a Policy Year exceeds the Target Premium for the initial face amount, we will allocate the excess to the first Policy Segment. If the premiums you pay during a Policy Year exceed the Target Premiums for all the Policy Segments and the initial Face Amount, we’ll allocate the excess proportionately according to the Target Premiums for the initial Face amount and each Policy Segment.

B-4

If you increase the Face Amount of your Policy, it will be subject to new surrender charges. We’ll calculate the surrender charges as if you had bought a new policy for the increase in the Face Amount. A new 8-year surrender charge will apply to the Policy Segment that increased the Face Amount. We’ll notify you about the new surrender charge after any increase in the Face Amount.

You don’t have to pay an additional premium to increase the Face Amount.

Increasing the Face Amount of your Policy may have tax consequences, including possibly causing your policy to be considered a modified endowment contract. The tax consequences associated with your Policy being classified as a modified endowment contract are discussed in the prospectus at Federal tax considerations.

Reduction-free Partial Withdrawals

We will calculate the reduction-free partial withdrawal amount as of the Business Day we receive your request. This amount will be affected by which death benefit option you have chosen.

If you have chosen death benefit Option 1, your reduction-free partial withdrawal amount is any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

If you have chosen death benefit Option 2, all partial withdrawals are reduction-free.

If you have chosen death benefit Option 3, your reduction-free partial withdrawal amount is the greater of:

•	your Net Accumulated Premiums immediately prior to the partial withdrawal, or

•	any positive amount resulting from:

•	your Policy Account Value, minus

•	your Policy’s Face Amount divided by the death benefit factor outlined in your Policy.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in. Amounts will be transferred automatically on each Monthly Processing Date from RS Money Market VIP Series into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your Policy Account Value in RS Money Market VIP Series is insufficient to cover your monthly transfer to the variable investment options you have chosen. If this happens we will divide what you do have in RS Money Market VIP Series proportionally among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series

•	you tell us in writing to end the program, and we receive this notice at least three Business Days before the next Monthly Processing Date, or

•	your Policy lapses or you surrender it.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three Business Days before your Policy’s next Monthly Processing Date.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

B-5

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your Policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6.

Assigning the Rights to Your Policy

You may assign the rights under your Flexible SolutionsSM VUL policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your Policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your Policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the Policy except the right to:

•	change the Policyowner or beneficiary

•	change a payment option, and

•	direct where your Net Premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this Policy. No agent has the authority to:

•	change this Policy

•	waive any provision of this Policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your Policy Account Value. To obtain more information about these other policies, contact our Customer Service Office or your registered representative.

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Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Flexible SolutionsSM VUL policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $367,956 in 2005, $279,102 in 2006, and $229,604 in 2007. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

The offering of the Policies is continuous, and we do not anticipate discontinuing offering the Policies. However, we reserve the right to discontinue the offering at any time. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Flexible SolutionsSM VUL Policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your Policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Flexible SolutionsSM VUL Policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with MFS, AIM, Davis, Fidelity, Janus, Gabelli, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12 b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Flexible SolutionsSM VUL Policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

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We may reduce or eliminate certain deductions and charges outlined in this prospectus for Policies bought under group or sponsored arrangements including Policies issued in connection with certain business insurance arrangements. We may, for instance, sell Policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive Policy charges and deductions in accordance with the rules in effect as of the date an application for a Policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the Policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the Policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Premium Charge

EXAMPLE

A 45 year-old male (Preferred Plus underwriting class) buys a Policy with a Face Amount of $250,000 on January 1, 2005. Five years later, on January 1, 2010, the same male, now age 50 (Preferred Plus underwriting class), requests an increase in the Face Amount of $100,000. The initial Target Premium is $4,250.00, and the Target Premium for the increase is $2,229, bringing the total Target Premium to $6,479.00. Assume he pays $5,000.00 per year for 10 years and $9,000.00 per year for the next 10 years. The premiums and premium charges are allocated as follows:

Years 1-5:	All premiums are allocated to the initial Face Amount because that is the only coverage.

Years 6-10:	Premiums up to the Target Premium for the initial Face Amount ($4,250.00) are allocated to the initial Face Amount, and the excess ($5,000.00 – $4,250.00 = ($750.00) is allocated to the Face Amount increase.

Years 11-20:	Again, premiums up to the Target Premium for the initial Face Amount ($4,250.00) are allocated to the initial Face Amount. The excess amount up to the Target Premium for the Face Amount increase ($2,229.00) is allocated to the Face Amount increase. The remaining premium ($9,000.00 – $4,250.00 – $2,229.00 = $2,521.00) is allocated proportionally based on the Target Premium for each Policy Segment:

Initial Face Amount: $2,521.00 x ($4,250.00 ÷ $6,479.00) = $1,653.69

Face Amount increase segment: $2,521.00 x ($2,229.00 ÷ $6,479.00) = $867.31

Therefore, the total premium allocated to the initial Face Amount is $4,250.00 + $1,653.69 = $5,903.69, and the total allocated to the Face Amount increase segment is $2,229.00 + $867.31 = $3,096.31.

B-8

Policy year	Actual surrender charge ($)
1	3,825.00
2	3,400.00
3	2,975.00
4	2,550.00
5	2,125.00
6	1,487.50
7	850.00
8	212.50
9	0

Premium Allocation

	Initial Face Amount		First Face Amount Increase
Date	Premium	Premium Charge	Premium	Premium Charge
2005-2009	$5,000.00	$327.50	$0	$0
2010-2014	4,250.00	297.50	750.00	52.50
2015-2019	5,903.69	170.00	3,096.31	190.72
2020-2024	5,903.69	170.00	3,096.31	89.16

Surrender Charges

EXAMPLE (Policy with initial face amount only)

The example on the right shows how the surrender charge declines over an eight year period so that in year 9 it equals $0.

Male Insured, Age 45

Preferred Plus Underwriting Class, Nonsmoker

Face Amount: $250,000

Surrender Charge per $1000 of Basic Sum Insured in Policy Year one: $15.30

Surrender charge in Policy Year one is: The surrender charge per $1000 multiplied by $250,000 or ($15.30 x $250,000 divided by 1000) = $3,825.00
All figures in the table following are rounded to the nearest $.01.

Assume in the above example you effect a Face Amount increase of $200,000 at the beginning of Policy Year 6 (Attained Age 55) and another Face Amount increase of $100,000 at the beginning of Policy Year 11 (Attained Age 55). At the time of the first increase, the insured is again classified in the Preferred Plus underwriting class, but at the time of the second increase he is classified in the Standard underwriting class.

For the purposes of calculating the applicable surrender charges, each Face Amount increase is treated separately based on the insured’s Attained Age and underwriting class at the time of the increase. Therefore, for each increase the Policy will incur a new set of surrender charges. Surrender charges are calculated as if the policyowner has purchased a Policy with the amount of the increase being the Face Amount; in other words, they are calculated just as in the first example. The total surrender charge for a particular Policy Year equals the sum of the surrender charge for the initial Face Amount and the applicable surrender charge for each Policy Segment.

	Beginning of year	Age at beginning of year	Policy face amount ($)	First year surrender charge rate per $ 1000 ($)
Initial face amount	1	45	250,000	15.30
1st increase	6	50	200,000	20.061
2nd increase	11	55	100,000	28.323

B-9

The following is a calculation of the surrender charge for this example. Note that the surrender charges are shown for policy years 1 through 20 only as, after the 20th policy year, surrender charges equal zero for the initial face amount as well as for the two face amount increases.

Per $1,000 Surrender Charge Rates x Basic Sum Insured/1000 (actual surrender charge)

Policy year	Initial coverage ($)	First increase ($)	Second increase ($)	Total policy surrender charge ($)
1	3,825.00	NA	NA	3,825.00
2	3,400.00	NA	NA	3,400.00
3	2,975.00	NA	NA	2,975.00
4	2,550.00	NA	NA	2,550.00
5	2,125.00	NA	NA	2,125.00
6	1,487.50	4,012.50	NA	5,499.70
7	850.00	3,566.40	NA	4,416.40
8	212.50	3,120.60	NA	3,333.10
9	0.00	2,674.80	NA	2,674.80
10	0.00	2,229.00	NA	2,229.00
11	0.00	1,560.30	2,832.30	4,125.30
12	0.00	891.60	2,517.60	3,171.60
13	0.00	222.90	2,202.90	2,217.90
14	0.00	0.00	1,888.20	1,710.00
15	0.00	0.00	1,573.50	1,425.00
16	0.00	0.00	1,101.45	997.50
17	0.00	0.00	629.40	570.00
18	0.00	0.00	157.35	142.50
19	0.00	0.00	0.00	0.00
20	0.00	0.00	0.00	0.00

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual Policy, but are made equally to all Policies where the insured people are of the same Attained Age, sex, Policy or Policy Segment duration, and underwriting class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of Policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings

B-10

Generally, reducing the Net Amount at Risk results in lower charges for the cost of insurance. Decreasing the Net Amount at Risk partly depends on the death benefit option you choose. If you choose Option 1, in which the death benefit is the Face Amount of your Policy, you reduce the Net Amount at Risk when you pay premiums. That’s because premiums increase the Policy Account Value. If you choose Option 2, in which the death benefit can increase to more than the Face Amount, paying premiums will not affect the Net Amount at Risk. If you choose Option 3, in which the death benefit is the Face Amount of your Policy plus your Net Accumulated Premiums, your Net Amount at Risk could be lower if your investments perform well.

The Net Amount at Risk can increase, for example, when we increase a Policy’s death benefit to meet the requirements of the Internal Revenue Code. See Death benefit options. Having a higher Net Amount at Risk results in higher deductions for cost of insurance.

There may be different cost of insurance rates for the initial Face Amount of your Policy and for each subsequent increase in the Face Amount. As a result, we calculate the Net Amount at Risk separately for each segment of coverage.

Your Policy Account Value is allocated first to your Policy’s Basic Sum Insured, then to the Additional Sum Insured, and finally to each of the Policy Segments in the order that they were added to the Policy. Within each Policy Segment, the Policy Account Value will first be allocated to any Basic Sum Insured component and then to any Additional Sum Insured component. Finally, we will allocate your Policy Account Value to any increase in death benefit caused by Section 7702 of the Internal Revenue Code. The maximum amount of your Policy Account Value that will be allocated to any one Policy Segment or to the Initial Face Amount is the amount that the Policy Segment or Initial Face Amount provides as a death benefit, divided by 1.0032737. For the purposes of determining the Net Amount at Risk, if the death benefit is increased due to the operation of death benefit Option 2 or 3, the increase will be allocated to the Basic Sum Insured. If the death benefit is further increased due to Section 7702 of the Internal Revenue Code the increase will be allocated to the most recent Policy Segment.

Actuarial Experts

The actuarial matters contained in this prospectus have been examined by Michael Sakoulas, FSA, MAAA, Senior Vice President and Chief Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your Policy Anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your Net Premiums, and how much you have invested in each of the allocation options

•	your Policy Account Value, Cash Surrender Value and Net Cash Surrender Value

•	the amount you have paid in Policy premiums and the charges that we have deducted, since the last Policy Anniversary

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding Policy Debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your Policy premiums and any transfers or other transactions. We will also write you to request a required payment to keep your Policy from lapsing.

B-11

If several members of the same household own a Flexible SolutionsSM VUL policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our Customer Service Office.

Advertising Practices

In our advertisements and sales materials for Flexible SolutionsSM VUL policies we may include:

•	articles or reports on variable life insurance in general, or Flexible SolutionsSM VUL specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

These ratings relate only to GIAC’s ability to meet its obligations under the policy’s fixed-rate option and to pay death benefits provided under the policy, not to the performance or safety of the variable investment options.

Legal Matters

The legal validity of the Flexible SolutionsSM VUL Policy, has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial Statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Flexible SolutionsSM VUL Policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated balance sheets of GIAC as of December 31, 2007 and 2006 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2007 and the statement of assets and liabilities of Separate Account N as of December 31, 2007 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2007, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-12

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B-13

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT N

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

Assets:
Shares owned in underlying fund	151,489	662,165	38,025
Net asset value per share (NAV)	38.43	10.71	10.65

Total Assets ( Shares x NAV)	$5,821,721	$7,091,783	$404,965

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$5,821,721	$7,091,783	$404,965

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$5,499,714	$6,790,592	$399,375

Net Assets	$5,499,714	$6,790,592	$399,375
Units Outstanding	615,902	611,368	31,503
Unit Value (accumulation)	$8.93	$11.11	$12.68

Net Assets: Flexible Solutions
Contract value in accumulation period	$322,007	$301,191	$5,590

Net Assets	$322,007	$301,191	$5,590
Units Outstanding	36,061	27,117	441
Unit Value (accumulation)	$8.93	$11.11	$12.68

Net Assets: Total
Contract value in accumulation period	$5,821,721	$7,091,783	$404,965

Net Assets	$5,821,721	$7,091,783	$404,965

Cost Of Shares In Underlying Fund	$4,749,487	$5,660,741	$410,529

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2007 Investment Income
Income:
Reinvested dividends	$52,732	$123,492	$9,323
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	52,732	123,492	9,323

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	529,722	303,792	78,873
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	529,722	303,792	78,873
Net change in unrealized appreciation/(depreciation) of investments	165,490	(70,071)	(59,182)

Net realized and unrealized gain/(loss) from investments	695,212	233,721	19,691

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$747,944	$357,213	$29,014

See notes to financial statements.

B-14

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

43,405	8,134	26,796	20,387	191,932	314,913	127,403
7.90	9.91	12.60	10.95	11.95	10.00	18.66

$342,898	$80,603	$337,634	$223,235	$2,293,584	$3,149,129	$2,377,331

—	—	—	—	—	—	—

$342,898	$80,603	$337,634	$223,235	$2,293,584	$3,149,129	$2,377,331

$332,982	$75,045	$307,663	$169,562	$2,088,630	$3,114,517	$2,320,280

$332,982	$75,045	$307,663	$169,562	$2,088,630	$3,114,517	$2,320,280
22,831	6,691	20,898	13,120	133,142	251,725	123,225
$14.58	$11.22	$14.72	$12.92	$15.69	$12.37	$18.83

$9,916	$5,558	$29,971	$53,673	$204,954	$34,612	$57,051

$9,916	$5,558	$29,971	$53,673	$204,954	$34,612	$57,051
680	496	2,036	4,153	13,065	2,798	3,030
$14.58	$11.22	$14.72	$12.92	$15.69	$12.37	$18.83

$342,898	$80,603	$337,634	$223,235	$2,293,584	$3,149,129	$2,377,331

$342,898	$80,603	$337,634	$223,235	$2,293,584	$3,149,129	$2,377,331

$369,943	$81,079	$392,602	$249,131	$2,304,809	$3,149,129	$2,392,573

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$26,827	$3,485	$5,010	$—	$103,454	$145,135	$11,346

—	—	—	—	—	—	—

26,827	3,485	5,010	—	103,454	145,135	11,346

1,659	(371)	17,490	(6,688)	(12,404)	—	170,114
—	—	23,681	9,708	—	—	180,707

1,659	(371)	41,171	3,020	(12,404)	—	350,821
(24,344)	952	(58,881)	(9,866)	22,878	—	(169,995)

(22,685)	581	(17,710)	(6,846)	10,474	—	180,826

$4,142	$4,066	$(12,700)	$(6,846)	$113,928	$145,135	$192,172

B-15

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

Assets:
Shares owned in underlying fund	74,302	131,502	233,663
Net asset value per share (NAV)	24.09	29.44	11.82

Total Assets ( Shares x NAV)	$1,789,933	$3,871,430	$2,761,898

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$1,789,933	$3,871,430	$2,761,898

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,415,595	$3,127,669	$2,411,704

Net Assets	$1,415,595	$3,127,669	$2,411,704
Units Outstanding	101,194	78,425	168,000
Unit Value (accumulation)	$13.99	$39.88	$14.36

Net Assets: Flexible Solutions
Contract value in accumulation period	$374,338	$743,761	$350,194

Net Assets	$374,338	$743,761	$350,194
Units Outstanding	26,760	18,649	24,395
Unit Value (accumulation)	$13.99	$39.88	$14.36

Net Assets: Total
Contract value in accumulation period	$1,789,933	$3,871,430	$2,761,898

Net Assets	$1,789,933	$3,871,430	$2,761,898

Cost Of Shares In Underlying Fund	$1,477,691	$3,264,377	$3,412,895

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

2007 Investment Income
Income:
Reinvested dividends	$59,658	$67,062	$23,743
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	59,658	67,062	23,743

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	96,298	340,172	(45,904)
Reinvested realized gain distributions	—	580,166	665,237

Net realized gain/(loss) on investments	96,298	920,338	619,333
Net change in unrealized appreciation/(depreciation) of investments	55,443	215,857	(525,046)

Net realized and unrealized gain/(loss) from investments	151,741	1,136,195	94,287

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$211,399	$1,203,257	$118,030

See notes to financial statements.

B-16

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

23,844	105,453	21,626	19,816	45,254	14,876	16,283
21.36	23.67	29.37	23.97	29.11	13.79	26.55

$509,301	$2,496,061	$635,152	$474,984	$1,317,340	$205,146	$432,320

—	—	—	—	—	—	—

$509,301	$2,496,061	$635,152	$474,984	$1,317,340	$205,146	$432,320

$508,935	$2,461,365	$566,013	$454,966	$1,303,576	$185,105	$392,790

$508,935	$2,461,365	$566,013	$454,966	$1,303,576	$185,105	$392,790
50,981	188,299	66,481	35,378	145,736	12,252	27,187
$9.98	$13.07	$8.51	$12.86	$8.94	$15.11	$14.45

$366	$34,696	$69,139	$20,018	$13,764	$20,041	$39,530

$366	$34,696	$69,139	$20,018	$13,764	$20,041	$39,530
37	2,655	8,121	1,557	1,539	1,327	2,736
$9.98	$13.07	$8.51	$12.86	$8.94	$15.11	$14.45

$509,301	$2,496,061	$635,152	$474,984	$1,317,340	$205,146	$432,320

$509,301	$2,496,061	$635,152	$474,984	$1,317,340	$205,146	$432,320

$464,070	$2,214,703	$511,131	$435,743	$1,066,947	$205,723	$406,562

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

$—	$23,873	$—	$8,553	$14,792	$2,435	$5,008

—	—	—	—	—	—	—

—	23,873	—	8,553	14,792	2,435	5,008

15,426	135,557	36,782	52,404	148,563	5,460	6,819
33,082	273,074	—	22,170	—	5,562	20,598

48,508	408,631	36,782	74,574	148,563	11,022	27,417
42,487	(84,470)	35,275	(15,367)	(51,558)	(22,182)	(12,790)

90,995	324,161	72,057	59,207	97,005	(11,160)	14,627

$90,995	$348,034	$72,057	$67,760	$111,797	$(8,725)	$19,635

B-17

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

Assets:
Shares owned in underlying fund	6,635	2,922
Net asset value per share (NAV)	29.96	20.31

Total Assets ( Shares x NAV)	$198,771	$59,343

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$198,771	$59,343

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$111,085	$57,181

Net Assets	$111,085	$57,181
Units Outstanding	8,113	4,108
Unit Value (accumulation)	$13.69	$13.92

Net Assets: Flexible Solutions
Contract value in accumulation period	$87,686	$2,162

Net Assets	$87,686	$2,162
Units Outstanding	6,404	155
Unit Value (accumulation)	$13.69	$13.92

Net Assets: Total
Contract value in accumulation period	$198,771	$59,343

Net Assets	$198,771	$59,343

Cost Of Shares In Underlying Fund	$190,030	$47,326

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2007 Investment Income
Income:
Reinvested dividends	$—	$—
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	—	—

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	71,022	9,437
Reinvested realized gain distributions	—	—

Net realized gain/(loss) on investments	71,022	9,437
Net change in unrealized appreciation/(depreciation) of investments	(34,444)	987

Net realized and unrealized gain/(loss) from investments	36,578	10,424

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$36,578	$10,424

See notes to financial statements.

B-18

Investment Divisions
Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

40,615	116,072	164,858	161,633	57,419	23,680	156,501
14.27	11.45	14.48	27.46	23.57	22.16	35.63

$579,570	$1,329,022	$2,387,139	$4,438,447	$1,353,377	$524,758	$5,576,122

—	—	—	—	—	—	—

$579,570	$1,329,022	$2,387,139	$4,438,447	$1,353,377	$524,758	$5,576,122

$570,022	$1,050,158	$2,283,915	$3,751,891	$1,291,483	$496,342	$5,231,896

$570,022	$1,050,158	$2,283,915	$3,751,891	$1,291,483	$496,342	$5,231,896
36,813	36,705	158,372	224,470	82,863	44,880	207,466
$15.48	$28.61	$14.42	$16.71	$15.59	$11.06	$25.22

$9,548	$278,864	$103,224	$686,556	$61,894	$28,416	$344,226

$9,548	$278,864	$103,224	$686,556	$61,894	$28,416	$344,226
617	9,747	7,158	41,076	3,971	2,569	13,650
$15.48	$28.61	$14.42	$16.71	$15.59	$11.06	$25.22

$579,570	$1,329,022	$2,387,139	$4,438,447	$1,353,377	$524,758	$5,576,122

$579,570	$1,329,022	$2,387,139	$4,438,447	$1,353,377	$524,758	$5,576,122

$536,394	$2,020,007	$2,150,029	$4,769,556	$1,424,930	$396,760	$4,982,762

Investment Divisions
Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

$6,844	$58,796	$27,694	$31,387	$22,921	$—	$26,543

—	—	—	—	—	—	—

6,844	58,796	27,694	31,387	22,921	—	26,543

57,166	104,934	99,722	186,521	86,747	26,441	628,106
33,912	422,611	94,496	1,071,884	115,540	—	476,105

91,078	527,545	194,218	1,258,405	202,287	26,441	1,104,211
(136,118)	(865,551)	(120,894)	(666,334)	(201,053)	68,221	(360,953)

(45,040)	(338,006)	73,324	592,071	1,234	94,662	743,258

$(38,196)	$(279,210)	$101,018	$623,458	$24,155	$94,662	$769,801

B-19

The Guardian Separate Account N

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares

Assets:
Shares owned in underlying fund	55,109	49,763
Net asset value per share (NAV)	39.94	41.18

Total Assets ( Shares x NAV)	$2,201,057	$2,049,244

Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—

Net Assets	$2,201,057	$2,049,244

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$2,133,124	$2,035,841

Net Assets	$2,133,124	$2,035,841
Units Outstanding	286,887	153,179
Unit Value (accumulation)	$7.44	$13.29

Net Assets: Flexible Solutions
Contract value in accumulation period	$67,933	$13,403

Net Assets	$67,933	$13,403
Units Outstanding	9,136	1,008
Unit Value (accumulation)	$7.44	$13.29

Net Assets: Total
Contract value in accumulation period	$2,201,057	$2,049,244

Net Assets	$2,201,057	$2,049,244

Cost Of Shares In Underlying Fund	$1,429,083	$1,280,574

STATEMENT OF OPERATIONS

Year Ended December 31, 2007 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares

2007 Investment Income
Income:
Reinvested dividends	$4,486	$6,213
Expenses:
Mortality and expense risk charges	—	—

Net investment income/(expense)	4,486	6,213

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	192,501	109,427
Reinvested realized gain distributions	10,875	—

Net realized gain/(loss) on investments	203,376	109,427
Net change in unrealized appreciation/(depreciation) of investments	200,216	439,078

Net realized and unrealized gain/(loss) from investments	403,592	548,505

2007 Net Increase/(Decrease) in Net Assets Resulting from Operations	$408,078	$554,718

See notes to financial statements.

B-20

Investment Divisions
Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

43,063	50,551	45,750	14,402	54,828	8,380	148,805
26.42	35.33	25.01	23.52	16.63	20.28	21.68

$1,137,719	$1,785,983	$1,144,212	$338,728	$911,786	$169,953	$3,226,082

—	—	—	—	—	—	—

$1,137,719	$1,785,983	$1,144,212	$338,728	$911,786	$169,953	$3,226,082

$1,086,061	$1,729,790	$1,133,311	$338,542	$773,320	$167,839	$2,893,245

$1,086,061	$1,729,790	$1,133,311	$338,542	$773,320	$167,839	$2,893,245
129,667	205,390	148,869	28,640	73,231	16,396	176,109
$8.38	$8.42	$7.61	$11.82	$10.56	$10.24	$16.43

$51,658	$56,193	$10,901	$186	$138,466	$2,114	$332,837

$51,658	$56,193	$10,901	$186	$138,466	$2,114	$332,837
6,168	6,672	1,432	16	13,112	206	20,259
$8.38	$8.42	$7.61	$11.82	$10.56	$10.24	$16.43

$1,137,719	$1,785,983	$1,144,212	$338,728	$911,786	$169,953	$3,226,082

$1,137,719	$1,785,983	$1,144,212	$338,728	$911,786	$169,953	$3,226,082

$891,441	$1,410,755	$823,624	$273,037	$870,248	$137,458	$3,101,911

Investment Divisions
Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$7,810	$13,726	$—	$2,730	$—	$1,146	$82,274

—	—	—	—	—	—	—

7,810	13,726	—	2,730	—	1,146	82,274

92,182	121,420	153,874	37,646	55,588	9,945	87,273
—	—	—	2,769	67,917	—	78,663

92,182	121,420	153,874	40,415	123,505	9,945	165,936
49,160	33,072	69,287	(8,177)	(98,543)	9,190	(116,901)

141,342	154,492	223,161	32,238	24,962	19,135	49,035

$149,152	$168,218	$223,161	$34,968	$24,962	$20,281	$131,309

B-21

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$86,428	$102,509	$16,295
Net realized gain/(loss) from sale of investments	212,576	136,069	14,374
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	425,553	660,077	20,993

Net increase/(decrease) resulting from operations	724,557	898,655	51,662

2006 Policy Transactions
Net policy purchase payments	864,592	988,948	96,592
Transfers on account of death, surrenders and withdrawals	(321,944)	(107,158)	(33,410)
Transfers of policy loans	(39,782)	(13,820)	(518)
Transfers of cost of insurance and policy fees	(524,250)	(477,340)	(54,614)
Transfers between investment divisions, net	(113,093)	(220,061)	134,422
Transfers–other	(117)	(157)	—

Net increase/(decrease) from policy transactions	(134,594)	170,412	142,472

Total Increase/(Decrease) in Net Assets	589,963	1,069,067	194,134
Net Assets at December 31, 2005	4,289,472	5,634,288	365,501

Net Assets at December 31, 2006	$4,879,435	$6,703,355	$559,635

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$52,732	$123,492	$9,323
Net realized gain/(loss) from sale of investments	529,722	303,792	78,873
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	165,490	(70,071)	(59,182)

Net increase/(decrease) resulting from operations	747,944	357,213	29,014

2007 Policy Transactions
Net policy purchase payments	1,161,584	1,037,378	80,028
Transfers on account of death, surrenders and withdrawals	(550,869)	(196,210)	(68,967)
Transfers of policy loans	(79,167)	(84,573)	(306)
Transfers of cost of insurance and policy fees	(545,575)	(499,201)	(55,663)
Transfers between investment divisions, net	206,973	(226,238)	(138,718)
Transfers–other	1,396	59	(58)

Net increase/(decrease) from policy transactions	194,342	31,215	(183,684)

Total Increase/(Decrease) in Net Assets	942,286	388,428	(154,670)
Net Assets at December 31, 2006	4,879,435	6,703,355	559,635

Net Assets at December 31, 2007	$5,821,721	$7,091,783	$404,965

See notes to financial statements.

B-22

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$22,535	$2,488	$1,020	$278	$74,560	$130,581	$5,783
(2,382)	(61)	8	(2,154)	(33,745)	—	107,111
—	—	5,892	22,745	81	—	261,201
4,308	120	6,853	(12,218)	33,452	—	5,249

24,461	2,547	13,773	8,651	74,348	130,581	379,344

61,492	6,568	22,827	64,985	502,665	823,630	335,791
(33,413)	(240)	(159)	(21,540)	(85,384)	(261,913)	(54,565)
(6,779)	—	—	(1,569)	(6,524)	(16,328)	(25,687)
(31,968)	(3,088)	(8,280)	(13,164)	(184,148)	(337,289)	(182,128)
121,065	257	39,499	9,327	63,434	(352,251)	(21,778)
3	1	25	(8)	(34)	(269)	(216)

110,400	3,498	53,912	38,031	290,009	(144,420)	51,417

134,861	6,045	67,685	46,682	364,357	(13,839)	430,761
219,623	60,439	43,371	88,310	1,418,567	2,951,512	1,713,869

$354,484	$66,484	$111,056	$134,992	$1,782,924	$2,937,673	$2,144,630

$26,827	$3,485	$5,010	$—	$103,454	$145,135	$11,346
1,659	(371)	17,490	(6,688)	(12,404)	—	170,114
—	—	23,681	9,708	—	—	180,707
(24,344)	952	(58,881)	(9,866)	22,878	—	(169,995)

4,142	4,066	(12,700)	(6,846)	113,928	145,135	192,172

74,094	12,960	47,150	91,297	300,917	699,077	333,671
(30,812)	(219)	(1,521)	(2,091)	(100,514)	(366,788)	(166,384)
(4,869)	—	—	57	(57,303)	7,159	(47,058)
(43,961)	(3,394)	(22,336)	(17,885)	(199,656)	(333,522)	(201,677)
(10,177)	783	215,377	23,686	451,349	46,874	124,275
(3)	(77)	608	25	1,939	13,521	(2,298)

(15,728)	10,053	239,278	95,089	396,732	66,321	40,529

(11,586)	14,119	226,578	88,243	510,660	211,456	232,701
354,484	66,484	111,056	134,992	1,782,924	2,937,673	2,144,630

$342,898	$80,603	$337,634	$223,235	$2,293,584	$3,149,129	$2,377,331

B-23

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$11,819	$14,470	$—
Net realized gain/(loss) from sale of investments	51,081	214,465	(22,243)
Reinvested realized gain distributions	—	396,711	217,215
Net change in unrealized appreciation/(depreciation) of investments	161,514	49,789	147,370

Net increase/(decrease) resulting from operations	224,414	675,435	342,342

2006 Policy Transactions
Net policy purchase payments	367,616	730,508	621,348
Transfers on account of death, surrenders and withdrawals	(71,636)	(110,314)	(133,657)
Transfers of policy loans	(5,907)	(26,461)	(12,294)
Transfers of cost of insurance and policy fees	(120,071)	(258,507)	(247,530)
Transfers between investment divisions, net	178,907	147,132	(36,829)
Transfers–other	(98)	75	412

Net increase/(decrease) from policy transactions	348,811	482,433	191,450

Total Increase/(Decrease) in Net Assets	573,225	1,157,868	533,792
Net Assets at December 31, 2005	725,934	1,529,482	1,882,911

Net Assets at December 31, 2006	$1,299,159	$2,687,350	$2,416,703

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$59,658	$67,062	$23,743
Net realized gain/(loss) from sale of investments	96,298	340,172	(45,904)
Reinvested realized gain distributions	—	580,166	665,237
Net change in unrealized appreciation/(depreciation) of investments	55,443	215,857	(525,046)

Net increase/(decrease) resulting from operations	211,399	1,203,257	118,030

2007 Policy Transactions
Net policy purchase payments	357,152	681,594	726,427
Transfers on account of death, surrenders and withdrawals	(35,761)	(141,265)	(153,582)
Transfers of policy loans	(16,313)	(87,068)	(68,421)
Transfers of cost of insurance and policy fees	(170,187)	(330,954)	(257,897)
Transfers between investment divisions, net	145,705	(138,925)	(15,342)
Transfers–other	(1,221)	(2,559)	(4,020)

Net increase/(decrease) from policy transactions	279,375	(19,177)	227,165

Total Increase/(Decrease) in Net Assets	490,774	1,184,080	345,195
Net Assets at December 31, 2006	1,299,159	2,687,350	2,416,703

Net Assets at December 31, 2007	$1,789,933	$3,871,430	$2,761,898

See notes to financial statements.

B-24

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Value Class B	Alliance Bernstein Growth & Income Class B

$—	$21,677	$342	$9,860	$22,141	$1,008	$4,128
15,261	80,477	40,337	32,638	70,866	4,859	7,947
39,483	32,987	—	6,087	—	2,871	18,532
(38,681)	15,736	(1,114)	14,763	104,293	13,905	27,047

16,063	150,877	39,565	63,348	197,300	22,643	57,654

86,394	339,361	184,721	62,469	221,798	34,953	103,351
(26,390)	(81,008)	(64,559)	(9,299)	(85,476)	(3,160)	(25,172)
(373)	(687)	(1,314)	(3,301)	(4,773)	(2,592)	(5,900)
(46,202)	(190,511)	(73,752)	(26,553)	(98,905)	(10,560)	(41,372)
(12,078)	(87,100)	(2,726)	(29,111)	(97,006)	1,631	11,317
(71)	(243)	(66)	(41)	(138)	18	13

1,280	(20,188)	42,304	(5,836)	(64,500)	20,290	42,237

17,343	130,689	81,869	57,512	132,800	42,933	99,891
443,247	2,238,047	520,801	258,172	1,326,519	100,090	295,493

$460,590	$2,368,736	$602,670	$315,684	$1,459,319	$143,023	$395,384

$—	$23,873	$—	$8,553	$14,792	$2,435	$5,008
15,426	135,557	36,782	52,404	148,563	5,460	6,819
33,082	273,074	—	22,170	—	5,562	20,598
42,487	(84,470)	35,275	(15,367)	(51,558)	(22,182)	(12,790)

90,995	348,034	72,057	67,760	111,797	(8,725)	19,635

97,744	269,176	111,672	68,372	168,871	45,470	75,913
(34,510)	(96,029)	(38,055)	(31,571)	(30,284)	(2,800)	(1,493)
(180)	(88,923)	(10,591)	(1,069)	(67,638)	(470)	(16,212)
(40,328)	(179,518)	(71,808)	(36,127)	(89,799)	(15,679)	(44,102)
(64,979)	(126,167)	(30,773)	91,328	(236,095)	44,324	3,201
(31)	752	(20)	607	1,169	3	(6)

(42,284)	(220,709)	(39,575)	91,540	(253,776)	70,848	17,301

48,711	127,325	32,482	159,300	(141,979)	62,123	36,936
460,590	2,368,736	602,670	315,684	1,459,319	143,023	395,384

$509,301	$2,496,061	$635,152	$474,984	$1,317,340	$205,146	$432,320

B-25

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Alliance Bernstein Large Cap Growth Class B	Alliance Bernstein Global Technology Class B

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	15,046	921
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(17,805)	6,242

Net increase/(decrease) resulting from operations	(2,759)	7,163

2006 Policy Transactions
Net policy purchase payments	126,716	24,705
Transfers on account of death, surrenders and withdrawals	(1,064)	(11)
Transfers of policy loans	(18)	—
Transfers of cost of insurance and policy fees	(28,246)	(11,154)
Transfers between investment divisions, net	20,000	9,712
Transfers–other	(4)	—

Net increase/(decrease) from policy transactions	117,384	23,252

Total Increase/(Decrease) in Net Assets	114,625	30,415
Net Assets at December 31, 2005	311,686	54,426

Net Assets at December 31, 2006	$426,311	$84,841

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$—
Net realized gain/(loss) from sale of investments	71,022	9,437
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	(34,444)	987

Net increase/(decrease) resulting from operations	36,578	10,424

2007 Policy Transactions
Net policy purchase payments	142,428	12,309
Transfers on account of death, surrenders and withdrawals	(2,142)	(35,127)
Transfers of policy loans	(3,015)	—
Transfers of cost of insurance and policy fees	(23,595)	(8,657)
Transfers between investment divisions, net	(376,420)	(4,351)
Transfers–other	(1,374)	(96)

Net increase/(decrease) from policy transactions	(264,118)	(35,922)

Total Increase/(Decrease) in Net Assets	(227,540)	(25,498)
Net Assets at December 31, 2006	426,311	84,841

Net Assets at December 31, 2007	$198,771	$59,343

See notes to financial statements.

B-26

Investment Divisions
Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2

$3,338	$35,872	$14,557	$29,578	$36,357	$1,537	$8,282
31,933	63,949	84,350	157,946	54,345	16,143	381,939
393	135,158	—	265,499	151,666	—	552,251
60,366	89,068	156,059	(130,517)	(15,714)	2,270	(391,016)

96,030	324,047	254,966	322,506	226,654	19,950	551,456

71,139	457,287	482,805	871,456	255,880	92,771	1,000,379
(37,028)	(20,006)	(71,917)	(136,179)	(49,215)	(8,579)	(187,208)
(5,814)	(7,876)	(17,216)	(25,688)	(15,378)	(2,000)	(26,616)
(48,796)	(116,305)	(181,936)	(308,946)	(133,660)	(47,372)	(469,581)
(3,025)	6,031	(1,194)	207,071	40,476	(2,085)	(146,244)
1	(480)	(11)	393	(261)	(76)	310

(23,523)	318,651	210,531	608,107	97,842	32,659	171,040

72,507	642,698	465,497	930,613	324,496	52,609	722,496
541,296	766,862	1,576,956	2,404,318	1,076,028	348,057	4,379,986

$613,803	$1,409,560	$2,042,453	$3,334,931	$1,400,524	$400,666	$5,102,482

$6,844	$58,796	$27,694	$31,387	$22,921	$—	$26,543
57,166	104,934	99,722	186,521	86,747	26,441	628,106
33,912	422,611	94,496	1,071,884	115,540	—	476,105
(136,118)	(865,551)	(120,894)	(666,334)	(201,053)	68,221	(360,953)

(38,196)	(279,210)	101,018	623,458	24,155	94,662	769,801

76,644	384,141	508,854	883,095	226,279	112,869	955,657
(55,029)	(142,529)	(77,092)	(136,623)	(73,840)	(29,064)	(265,481)
(15,259)	(20,744)	(25,547)	(46,194)	(53,581)	(7,228)	(162,153)
(50,523)	(159,416)	(195,409)	(363,835)	(144,610)	(57,473)	(442,662)
48,055	137,077	33,098	149,756	(21,017)	10,327	(372,930)
75	143	(236)	(6,141)	(4,533)	(1)	(8,592)

3,963	198,672	243,668	480,058	(71,302)	29,430	(296,161)

(34,233)	(80,538)	344,686	1,103,516	(47,147)	124,092	473,640
613,803	1,409,560	2,042,453	3,334,931	1,400,524	400,666	5,102,482

$579,570	$1,329,022	$2,387,139	$4,438,447	$1,353,377	$524,758	$5,576,122

B-27

The Guardian Separate Account N

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$4,973
Net realized gain/(loss) from sale of investments	113,460	85,651
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	106,190	36,669

Net increase/(decrease) resulting from operations	219,650	127,293

2006 Policy Transactions
Net policy purchase payments	286,482	271,061
Transfers on account of death, surrenders and withdrawals	(85,490)	(89,570)
Transfers of policy loans	(10,177)	(9,575)
Transfers of cost of insurance and policy fees	(139,722)	(140,499)
Transfers between investment divisions, net	78,849	8,740
Transfers–other	151	57

Net increase/(decrease) from policy transactions	130,093	40,214

Total Increase/(Decrease) in Net Assets	349,743	167,507
Net Assets at December 31, 2005	1,513,239	1,310,110

Net Assets at December 31, 2006	$1,862,982	$1,477,617

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$4,486	$6,213
Net realized gain/(loss) from sale of investments	192,501	109,427
Reinvested realized gain distributions	10,875	—
Net change in unrealized appreciation/(depreciation) of investments	200,216	439,078

Net increase/(decrease) resulting from operations	408,078	554,718

2007 Policy Transactions
Net policy purchase payments	269,659	253,110
Transfers on account of death, surrenders and withdrawals	(91,318)	(78,886)
Transfers of policy loans	(50,305)	(8,955)
Transfers of cost of insurance and policy fees	(144,415)	(146,523)
Transfers between investment divisions, net	(53,831)	(13)
Transfers–other	207	(1,824)

Net increase/(decrease) from policy transactions	(70,003)	16,909

Total Increase/(Decrease) in Net Assets	338,075	571,627
Net Assets at December 31, 2006	1,862,982	1,477,617

Net Assets at December 31, 2007	$2,201,057	$2,049,244

See notes to financial statements.

B-28

Investment Divisions
Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$4,721	$27,724	$—	$1,719	$—	$706	$61,963
39,045	67,974	53,699	22,513	31,685	15,229	66,820
—	—	—	—	13,190	—	83,043
59,111	174,181	24,214	17,649	54,514	(1,645)	102,140

102,877	269,879	77,913	41,881	99,389	14,290	313,966

190,172	326,730	160,175	71,112	238,477	32,691	680,123
(40,997)	(170,943)	(44,891)	(14,820)	(38,675)	(3,118)	(99,953)
(5,241)	(8,294)	(2,127)	(20)	(8,546)	(1,006)	(15,048)
(103,464)	(151,627)	(72,457)	(38,974)	(85,408)	(16,217)	(293,007)
15,766	(61,602)	(55,437)	(26,072)	(38,289)	(9,773)	(39,136)
(123)	(394)	113	(64)	102	(102)	(96)

56,113	(66,130)	(14,624)	(8,838)	67,661	2,475	232,883

158,990	203,749	63,289	33,043	167,050	16,765	546,849
863,607	1,519,930	1,025,390	330,959	705,561	130,804	2,507,279

$1,022,597	$1,723,679	$1,088,679	$364,002	$872,611	$147,569	$3,054,128

$7,810	$13,726	$—	$2,730	$—	$1,146	$82,274
92,182	121,420	153,874	37,646	55,588	9,945	87,273
—	—	—	2,769	67,917	—	78,663
49,160	33,072	69,287	(8,177)	(98,543)	9,190	(116,901)

149,152	168,218	223,161	34,968	24,962	20,281	131,309

207,518	297,980	137,966	63,518	282,455	29,393	690,589
(83,662)	(169,425)	(60,343)	(21,889)	(64,520)	(9,387)	(203,168)
(13,441)	(45,929)	(47,926)	(1,863)	(63,666)	(1,708)	(105,746)
(107,890)	(157,974)	(73,164)	(37,289)	(88,210)	(14,925)	(305,815)
(36,363)	(30,541)	(125,273)	(62,802)	(51,916)	(1,278)	(31,504)
(192)	(25)	1,112	83	70	8	(3,711)

(34,030)	(105,914)	(167,628)	(60,242)	14,213	2,103	40,645

115,122	62,304	55,533	(25,274)	39,175	22,384	171,954
1,022,597	1,723,679	1,088,679	364,002	872,611	147,569	3,054,128

$1,137,719	$1,785,983	$1,144,212	$338,728	$911,786	$169,953	$3,226,082

B-29

THE GUARDIAN SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (December 31, 2007)

NOTE 1 — ORGANIZATION

The Guardian Separate Account N (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 23, 1999 and commenced operations on July 20, 2000. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the survivorship variable universal life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the thirty-eight investment options within the Account, or the FRO. However, a policyowner may only invest in up to twenty investment options, including the FRO, at any time.

The thirty-eight investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series (formerly
RS Cash Management VIP Series)

Gabelli Capital Asset Fund (GCAF)

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Small Cap Core Equity VIP Series

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I

AllianceBernstein Value Portfolio Class B

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B

AllianceBernstein Global Technology Portfolio Class B

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Large Cap Growth Portfolio
Institutional Shares

Janus Aspen Worldwide Growth Portfolio
Institutional Shares

MFS Emerging Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee, guaranteed minimum income benefit and guaranteed minimum withdrawal benefit) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

B-30

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-31

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2007 were as follows:

	Purchases	Sales
RS Core Equity VIP Series	$1,893,038	$1,645,964
RS S&P 500 Index VIP Series	935,602	780,896
RS Asset Allocation VIP Series	381,835	556,197
RS High Yield Bond VIP Series	163,544	152,445
RS Low Duration Bond VIP Series	50,226	36,688
RS Large Cap Value VIP Series	471,806	203,838
RS Partners VIP Series	147,663	42,866
RS Investment Quality Bond VIP Series	918,093	417,907
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	5,745,614	5,534,158
Gabelli Capital Asset Fund	901,412	668,829
RS International Growth VIP Series	601,728	262,695
RS Emerging Markets VIP Series	1,389,874	761,823
RS Small Cap Core Equity VIP Series	1,439,990	523,845
Value Line Centurion Fund	131,834	141,036
Value Line Strategic Asset Management Trust	587,024	510,786
AIM V.I. Capital Appreciation Fund Series I	85,887	125,462
AIM V.I. Utilities Fund Series I	272,668	150,404
AIM V.I. Core Equity Fund Series I	206,345	445,328
AllianceBernstein Value Portfolio Class B	101,176	22,331
AllianceBernstein Growth & Income Portfolio Class B	95,905	52,997
AllianceBernstein Large Cap Growth Portfolio Class B	580,189	844,307
AllianceBernstein Global Technology Portfolio Class B	15,213	51,135
Davis Financial Portfolio	168,191	123,472
Davis Real Estate Portfolio	1,312,600	632,521
Davis Value Portfolio	707,626	341,768
Fidelity VIP Contrafund Portfolio Service Class 2	2,213,734	630,405
Fidelity VIP Equity-Income Portfolio Service Class 2	449,167	382,007
Fidelity VIP Growth Opportunities Portfolio Service Class 2	103,972	74,542
Fidelity VIP Mid Cap Portfolio Service Class 2	2,054,343	1,847,855
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	281,322	335,965
Janus Aspen Forty Portfolio Institutional Shares	269,343	246,221
Janus Aspen Large Cap Growth Portfolio Institutional Shares	214,235	240,456
Janus Aspen Worldwide Growth Portfolio Institutional Shares	280,004	372,193
MFS Emerging Growth Series Initial Class	216,425	384,053
MFS Investors Trust Series Initial Class	61,121	115,864
MFS New Discovery Series Initial Class	329,764	247,635
MFS Research Series Initial Class	33,356	30,107
MFS Total Return Series Initial Class	897,712	696,130

	$26,709,581	$20,633,131

B-32

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

Under the terms of the policy, GIAC deducts certain charges from the policy account value. These contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	Mortality and expense risk charge through the twelfth policy year, for Park Avenue Millennium Series, is deducted at a current annual rate of .60% of the net assets of the separate account. Starting in the thirteenth policy year, GIAC deducts at a current annual rate of .40% up to the account value breakpoint and .20% on the amount of net assets in excess of the breakpoint. For Flexible Solutions, mortality and expense risk charge is deducted through the tenth policy year at a current annual rate of .60% of the net assets of the separate account. Starting in the eleventh policy year, GIAC deducts at a current annual rate of .20% up to the account value breakpoint and 0% on the net amount of assets in excess of the breakpoint. The breakpoint is defined as $100,000 less any policy account value allocated to the fixed rate option, but not less than zero.

b)	Policy and administrative fees, which vary with the basic sum face amount, age, sex and rating class.

c)	A monthly charge for the cost of life insurance, based on age, sex, duration and rating class, is deducted as compensation for the anticipated cost of paying death benefits.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2006 and 2007, contractual charges amounted to $5,317,603 and $5,681,654, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. Effective October 31, 2007, an accounting and administrative services agreement between GIS and RS Investments was terminated and RS Investments assumed responsibility for those functions. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Core Equity VIP Series	• RS Small Cap Core Equity VIP Series
• RS Partners VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series	• RS Low Duration Bond VIP Series
• RS Investment Quality Bond VIP Series	• RS Money Market VIP Series (formerly RS Cash Management VIP Series)
• RS High Yield Bond VIP Series
• RS S&P 500 Index VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

B-33

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

As sub-adviser, UBS Global AM provides day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

•	RS Large Cap Value VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Core Equity VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS Asset Allocation VIP Series	GIS	0.65%	0.6175%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Large Cap Value VIP Series	UBS Global AM	0.78%	0.7410%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with GCAF and earns fees of .40% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management LP, Davis Selected Advisers LP, Fidelity Management & Research Company, Gabelli Funds, LLC, Janus Capital Management LLC, MFS Investment Management, and Value Line Inc., which compensate GIAC for administrative services provided. These fees range from .15% to .25% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-34

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2007 and 2006 were as follows:

	2007			2006
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Core Equity VIP Series	266,636	244,097	22,539	129,961	149,380	(19,419)
RS S&P 500 Index VIP Series	123,090	119,604	3,486	137,121	118,356	18,765
RS Asset Allocation VIP Series	46,545	61,053	(14,508)	20,498	8,439	12,059
RS High Yield Bond VIP Series	11,101	12,184	(1,083)	14,422	6,462	7,960
RS Low Duration Bond VIP Series	1,372	437	935	658	321	337
RS Large Cap Value VIP Series	29,469	14,105	15,364	4,861	788	4,073
RS Partners VIP Series	11,023	3,984	7,039	5,959	3,046	2,913
RS Investment Quality Bond VIP Series	63,705	38,226	25,479	56,112	35,462	20,650
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	641,741	635,861	5,880	216,972	229,463	(12,491)
Gabelli Capital Asset Fund	48,170	46,215	1,955	27,737	24,557	3,180
RS International Growth VIP Series	51,742	30,608	21,134	53,715	20,568	33,147
RS Emerging Markets VIP Series	32,685	33,585	(900)	48,700	26,667	22,033
RS Small Cap Core Equity VIP Series	64,668	49,257	15,411	58,055	42,636	15,419
Value Line Centurion Fund	12,647	17,326	(4,679)	11,792	11,759	33
Value Line Strategic Asset Management Trust	30,325	48,276	(17,951)	37,112	39,110	(1,998)
AIM V.I. Capital Appreciation Fund Series I	13,676	18,364	(4,688)	26,424	19,970	6,454
AIM V.I. Utilities Fund Series I	21,471	14,151	7,320	9,848	10,619	(771)
AIM V.I. Core Equity Fund Series I	25,896	55,011	(29,115)	35,619	44,009	(8,390)
AllianceBernstein Value Portfolio Class B	6,288	1,781	4,507	3,992	2,604	1,388
AllianceBernstein Growth & Income Portfolio Class B	5,800	4,573	1,227	11,567	7,960	3,607
AllianceBernstein Large Cap Growth Portfolio Class B	49,335	70,190	(20,855)	13,952	4,276	9,676
AllianceBernstein Global Technology Portfolio Class B	1,319	4,362	(3,043)	3,270	1,043	2,227
Davis Financial Portfolio	9,075	8,889	186	5,029	6,707	(1,678)
Davis Real Estate Portfolio	27,057	22,244	4,813	18,936	7,737	11,199
Davis Value Portfolio	47,567	30,235	17,332	44,547	27,935	16,612
Fidelity VIP Contrafund Portfolio Service Class 2	90,181	58,682	31,499	92,775	46,753	46,022
Fidelity VIP Equity-Income Portfolio Service Class 2	23,964	28,133	(4,169)	24,602	17,451	7,151
Fidelity VIP Growth Opportunities Portfolio Service Class 2	12,888	9,967	2,921	11,790	7,923	3,867
Fidelity VIP Mid Cap Portfolio Service Class 2	77,857	90,110	(12,253)	61,142	52,944	8,198
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	50,753	60,508	(9,755)	75,881	52,283	23,598
Janus Aspen Forty Portfolio Institutional Shares	30,787	28,903	1,884	33,398	28,752	4,646
Janus Aspen Large Cap Growth Portfolio Institutional Shares	32,075	36,755	(4,680)	31,380	23,036	8,344
Janus Aspen Worldwide Growth Portfolio Institutional Shares	44,477	56,784	(12,307)	51,541	61,034	(9,493)
MFS Emerging Growth Series Initial Class	37,158	60,141	(22,983)	32,927	35,736	(2,809)
MFS Investors Trust Series Initial Class	5,630	10,940	(5,310)	7,181	8,111	(930)
MFS New Discovery Series Initial Class	28,910	27,281	1,629	26,099	18,934	7,165
MFS Research Series Initial Class	3,478	3,195	283	5,119	4,781	338
MFS Total Return Series Initial Class	54,999	52,369	2,630	59,780	44,008	15,772

B-35

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyholders’ accounts through redemption of units:

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Core Equity VIP Series
2007	615,902	$8.93	$5,499,714	—	0.95%	15.19%
2006	628,255	7.75	4,870,375	—	1.91%	17.26%
2005	648,755	6.61	4,288,892	—	1.18%	4.30%
2004	669,243	6.34	4,242,070	—	1.89%	6.00%
2003	630,029	5.98	3,767,302	—	1.07%	21.45%
RS S&P 500 Index VIP Series
2007	611,368	$11.11	$6,790,592	—	1.74%	5.22%
2006	628,588	10.56	6,635,681	—	1.65%	15.46%
2005	616,216	9.14	5,634,123	—	1.61%	4.54%
2004	542,121	8.75	4,741,420	—	1.69%	10.59%
2003	511,984	7.91	4,049,091	—	1.64%	28.25%
RS Asset Allocation VIP Series
2007	31,503	$12.68	$399,375	—	2.00%	5.23%
2006	46,032	12.05	554,580	—	4.06%	13.37%
2005	34,393	10.63	365,501	—	0.72%	4.36%
2004	36,614	10.18	372,852	—	1.25%	10.31%
2003	43,952	9.23	405,762	—	3.74%	27.70%
RS High Yield Bond VIP Series
2007	22,831	$14.58	$332,982	—	7.04%	1.19%
2006	24,503	14.41	353,179	—	8.68%	9.17%
2005	16,621	13.20	219,457	—	5.00%	3.30%
2004	26,145	12.78	334,157	—	7.25%	9.22%
2003	10,083	11.70	117,999	—	7.71%	17.95%
RS Low Duration Bond VIP Series(4)
2007	6,691	$11.22	$75,045	—	4.55%	5.48%
2006	6,197	10.63	65,901	—	3.95%	4.07%
2005	5,915	10.22	60,439	—	2.89%	1.25%
2004	5,381	10.09	54,307	—	1.75%	0.91%
2003	—	—	—	—	—	—
RS Large Cap Value VIP Series(4)
2007	20,898	$14.72	$307,663	—	1.98%	0.36%
2006	6,973	14.67	102,291	—	1.34%	18.29%
2005	3,464	12.40	42,957	—	1.39%	9.63%
2004	665	11.31	7,517	—	1.07%	13.12%
2003	—	—	—	—	—	—
RS Partners VIP Series(4)
2007	13,120	$12.92	$169,562	—	0.00%	-2.03%
2006	9,612	13.19	126,787	—	0.24%	9.35%
2005	7,321	12.06	88,310	—	0.17%	4.22%
2004	1,539	11.57	17,809	—	0.46%	15.74%
2003	—	—	—	—	—	—
RS Investment Quality Bond VIP Series
2007	133,142	$15.69	$2,088,630	—	5.42%	6.22%
2006	106,577	14.77	1,573,949	—	4.62%	4.19%
2005	100,066	14.17	1,418,401	—	4.06%	2.35%
2004	93,274	13.85	1,291,746	—	4.17%	4.21%
2003	97,299	13.29	1,293,056	—	3.79%	4.73%

B-36

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	251,725	$12.37	$3,114,517	—	4.63%	4.70%
2006	247,438	11.81	2,923,436	—	4.43%	4.53%
2005	261,134	11.30	2,951,512	—	2.60%	2.69%
2004	244,518	11.01	2,691,282	—	0.83%	0.85%
2003	334,313	10.91	3,648,587	—	0.65%	0.66%
Gabelli Capital Asset Fund
2007	123,225	$18.83	$2,320,280	—	0.48%	9.13%
2006	123,575	17.25	2,132,119	—	0.30%	21.93%
2005	121,120	14.15	1,713,869	—	0.29%	2.03%
2004	106,397	13.87	1,475,557	—	0.33%	15.54%
2003	110,346	12.00	1,324,439	—	0.14%	35.46%
RS International Growth VIP Series
2007	101,194	$13.99	$1,415,595	—	3.80%	15.02%
2006	92,099	12.16	1,120,115	—	1.12%	23.43%
2005	73,673	9.85	725,934	—	1.40%	16.02%
2004	47,722	8.49	405,308	—	0.24%	16.72%
2003	34,899	7.28	253,933	—	1.78%	30.03%
RS Emerging Markets VIP Series
2007	78,425	$39.88	$3,127,669	—	2.11%	45.40%
2006	85,523	27.43	2,345,824	—	0.69%	36.19%
2005	75,842	20.14	1,527,480	—	1.07%	40.51%
2004	61,106	14.33	875,880	—	0.24%	23.56%
2003	35,612	11.60	413,124	—	1.17%	53.92%
RS Small Cap Core Equity VIP Series
2007	168,000	$14.36	$2,411,704	—	0.87%	5.13%
2006	168,841	13.65	2,305,502	—	0.00%	17.17%
2005	161,387	11.65	1,880,836	—	0.25%	0.16%
2004	139,393	11.64	1,621,869	—	0.00%	15.17%
2003	100,558	10.10	1,015,873	—	0.00%	43.44%
Value Line Centurion Fund
2007	50,981	$9.98	$508,935	—	0.00%	20.72%
2006	55,686	8.27	460,493	—	0.00%	3.85%
2005	55,664	7.96	443,247	—	0.00%	9.13%
2004	51,066	7.30	372,621	—	0.00%	11.52%
2003	45,964	6.54	300,761	—	0.00%	19.49%
Value Line Strategic Asset Management Trust
2007	188,299	$13.07	$2,461,365	—	0.96%	15.28%
2006	206,997	11.34	2,347,100	—	0.94%	6.85%
2005	210,903	10.61	2,238,047	—	0.49%	9.08%
2004	271,758	9.73	2,643,732	—	0.35%	12.19%
2003	262,905	8.67	2,279,692	—	0.77%	16.53%
AIM V.I. Capital Appreciation Fund Series I
2007	66,481	$8.51	$566,013	—	0.00%	12.01%
2006	70,463	7.60	535,576	—	0.06%	6.30%
2005	72,836	7.15	520,801	—	0.06%	8.84%
2004	86,490	6.57	568,225	—	0.00%	6.63%
2003	80,508	6.16	496,053	—	0.00%	29.52%
AIM V.I. Utilities Fund Series I
2007	35,378	$12.86	$454,966	—	2.10%	20.64%
2006	29,355	10.66	312,907	—	3.58%	25.46%
2005	30,386	8.50	258,172	—	2.95%	16.83%
2004	18,943	7.27	137,759	—	3.05%	24.51%
2003	15,612	5.84	91,184	—	4.32%	19.03%

B-37

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AIM V.I. Core Equity Fund Series I
2007	145,736	$8.94	$1,303,576	—	1.03%	8.12%
2006	175,596	8.27	1,452,751	—	1.60%	15.24%
2005	184,780	7.18	1,326,519	—	0.89%	5.65%
2004	179,165	6.79	1,217,369	—	0.50%	5.77%
2003	170,632	6.42	1,096,124	—	0.36%	25.08%
AllianceBernstein Value Portfolio Class B
2007	12,252	$15.11	$185,105	—	1.22%	-4.16%
2006	8,455	15.76	133,289	—	0.90%	21.03%
2005	7,684	13.03	100,090	—	1.14%	5.48%
2004	6,235	12.35	76,990	—	0.86%	13.37%
2003	2,698	10.89	29,381	—	0.39%	28.46%
AllianceBernstein Growth & Income Portfolio Class B
2007	27,187	$14.45	$392,790	—	1.19%	4.86%
2006	26,328	13.78	362,756	—	1.16%	16.98%
2005	25,061	11.78	295,166	—	1.11%	4.60%
2004	14,325	11.26	161,295	—	0.73%	11.22%
2003	6,012	10.12	60,868	—	0.15%	32.18%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	8,113	$13.69	$111,085	—	0.00%	13.61%
2006	32,862	12.05	396,057	—	0.00%	-0.64%
2005	25,696	12.13	311,686	—	0.00%	14.84%
2004	18,070	10.56	190,885	—	0.00%	8.35%
2003	10,864	9.75	105,912	—	0.00%	23.37%
AllianceBernstein Global Technology Portfolio Class B
2007	4,108	$13.92	$57,181	—	0.00%	19.89%
2006	7,286	11.61	84,601	—	0.00%	8.38%
2005	5,080	10.71	54,426	—	0.00%	3.65%
2004	3,482	10.34	35,991	—	0.00%	5.10%
2003	1,878	9.83	18,474	—	0.00%	43.77%
Davis Financial Portfolio
2007	36,813	$15.48	$570,022	—	1.09%	-6.05%
2006	36,930	16.48	608,637	—	0.60%	18.50%
2005	38,922	13.91	541,296	—	0.52%	8.38%
2004	36,668	12.83	470,505	—	0.37%	10.32%
2003	36,394	11.63	423,324	—	0.40%	32.15%
Davis Real Estate Portfolio
2007	36,705	$28.61	$1,050,158	—	3.74%	-15.48%
2006	34,132	33.85	1,155,434	—	3.33%	34.37%
2005	30,402	25.19	765,905	—	3.28%	13.14%
2004	27,679	22.27	616,353	—	3.35%	33.35%
2003	23,121	16.70	386,109	—	5.19%	36.79%
Davis Value Portfolio
2007	158,372	$14.42	$2,283,915	—	1.21%	4.64%
2006	146,265	13.78	2,015,816	—	0.81%	15.00%
2005	131,559	11.98	1,576,630	—	1.16%	9.44%
2004	92,377	10.95	1,011,548	—	0.95%	12.33%
2003	68,172	9.75	664,554	—	0.93%	29.76%

B-38

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Fidelity VIP Contrafund Portfolio Service Class 2
2007	224,470	$16.71	$3,751,891	—	0.80%	17.30%
2006	216,507	14.25	3,085,002	—	1.01%	11.43%
2005	187,887	12.79	2,402,550	—	0.11%	16.65%
2004	152,095	10.96	1,667,325	—	0.18%	15.16%
2003	100,137	9.52	953,242	—	0.25%	28.20%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	82,863	$15.59	$1,291,483	—	1.61%	1.27%
2006	88,206	15.39	1,357,472	—	2.94%	19.93%
2005	83,852	12.83	1,076,028	—	1.41%	5.57%
2004	80,560	12.16	979,251	—	1.28%	11.23%
2003	69,156	10.93	755,727	—	1.34%	30.03%
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2007	44,880	$11.06	$496,342	—	0.00%	22.91%
2006	44,172	9.00	397,463	—	0.43%	5.12%
2005	40,661	8.56	348,057	—	0.65%	8.68%
2004	37,433	7.88	294,849	—	0.31%	6.89%
2003	32,375	7.37	238,564	—	0.43%	29.40%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	207,466	$25.22	$5,231,896	—	0.49%	15.34%
2006	228,774	21.86	5,002,032	—	0.17%	12.40%
2005	225,121	19.45	4,379,020	—	0.00%	18.02%
2004	213,443	16.48	3,518,062	—	0.00%	24.66%
2003	171,837	13.22	2,272,102	—	0.22%	38.25%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2007	286,887	$7.44	$2,133,124	—	0.22%	22.04%
2006	300,153	6.09	1,828,711	—	0.00%	13.61%
2005	282,118	5.36	1,512,908	—	0.00%	12.31%
2004	280,550	4.78	1,339,634	—	0.00%	20.75%
2003	271,869	3.95	1,075,120	—	0.00%	35.10%
Janus Apen Forty Portfolio Institutional Shares
2007	153,179	$13.29	$2,035,841	—	0.36%	36.99%
2006	151,629	9.70	1,471,081	—	0.36%	9.35%
2005	147,657	8.87	1,310,110	—	0.21%	12.85%
2004	168,612	7.86	1,325,725	—	0.26%	18.23%
2003	154,126	6.65	1,024,982	—	0.50%	20.54%
Janus Aspen Large Cap Growth Portfolio Institutional Shares
2007	129,667	$8.38	$1,086,061	—	0.73%	15.09%
2006	138,327	7.28	1,006,673	—	0.50%	11.38%
2005	132,171	6.53	863,607	—	0.33%	4.29%
2004	156,494	6.27	980,500	—	0.15%	4.52%
2003	159,832	5.99	958,132	—	0.11%	31.73%
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2007	205,390	$8.42	$1,729,790	—	0.76%	9.63%
2006	221,601	7.68	1,702,418	—	1.77%	18.20%
2005	233,811	6.50	1,519,600	—	1.37%	5.87%
2004	263,311	6.14	1,616,519	—	1.03%	4.78%
2003	266,320	5.86	1,560,412	—	1.27%	23.99%

B-39

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
MFS Emerging Growth Series Initial Class
2007	148,869	$7.61	$1,133,311	—	0.00%	21.17%
2006	172,964	6.28	1,086,669	—	0.00%	7.89%
2005	176,093	5.82	1,025,390	—	0.00%	9.19%
2004	163,332	5.33	871,036	—	0.00%	12.96%
2003	152,420	4.72	719,590	—	0.00%	30.23%
MFS Investors Trust Series Initial Class
2007	28,640	$11.82	$338,542	—	0.80%	10.31%
2006	33,958	10.72	363,915	—	0.50%	12.99%
2005	34,896	9.48	330,959	—	0.50%	7.31%
2004	52,813	8.84	466,743	—	0.62%	11.36%
2003	53,524	7.94	424,799	—	0.63%	22.15%
MFS New Discovery Series Initial Class
2007	73,231	$10.56	$773,320	—	0.00%	2.52%
2006	79,858	10.30	822,594	—	0.00%	13.22%
2005	77,444	9.10	704,605	—	0.00%	5.25%
2004	80,037	8.64	691,906	—	0.00%	6.52%
2003	77,166	8.12	626,264	—	0.00%	33.72%
MFS Research Series Initial Class
2007	16,396	$10.24	$167,839	—	0.69%	13.20%
2006	16,229	9.04	146,756	—	0.50%	10.48%
2005	15,981	8.18	130,804	—	0.46%	7.80%
2004	14,625	7.59	111,047	—	1.02%	15.85%
2003	14,635	6.55	95,918	—	0.68%	24.71%
MFS Total Return Series Initial Class
2007	176,109	$16.43	$2,893,245	—	2.52%	4.21%
2006	188,321	15.76	2,968,733	—	2.26%	11.89%
2005	177,864	14.09	2,505,842	—	2.00%	2.82%
2004	148,949	13.70	2,040,939	—	1.59%	11.32%
2003	122,567	12.31	1,508,644	—	1.56%	16.32%

B-40

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
RS Core Equity VIP Series
2007	36,061	$8.93	$322,007	—	0.95%	15.19%
2006	1,169	7.75	9,060	—	1.91%	17.26%
2005	88	6.61	580	—	1.18%	3.10%
RS S&P 500 Index VIP Series
2007	27,117	$11.11	$301,191	—	1.74%	5.22%
2006	6,411	10.56	67,674	—	1.65%	15.46%
2005	18	9.14	165	—	1.61%	2.11%
RS Asset Allocation VIP Series
2007	441	$12.68	$5,590	—	2.00%	5.23%
2006	420	12.05	5,055	—	4.06%	13.37%
2005	—	—	—	—	—	—
RS High Yield Bond VIP Series
2007	680	$14.58	$9,916	—	7.04%	1.19%
2006	91	14.41	1,305	—	8.68%	9.17%
2005	13	13.20	166	—	5.00%	1.48%
RS Low Duration Bond VIP Series
2007	496	$11.22	$5,558	—	4.55%	5.48%
2006	55	10.63	583	—	3.95%	4.07%
2005	—	—	—	—	—	—
RS Large Cap Value VIP Series
2007	2,036	$14.72	$29,971	—	1.98%	0.36%
2006	597	14.67	8,765	—	1.34%	18.29%
2005	33	12.40	414	—	1.39%	4.05%
RS Partners VIP Series
2007	4,153	$12.92	$53,673	—	0.00%	-2.03%
2006	622	13.19	8,205	—	0.24%	9.35%
2005	—	—	—	—	—	—
RS Investment Quality Bond VIP Series
2007	13,065	$15.69	$204,954	—	5.42%	6.22%
2006	14,151	14.77	208,975	—	4.62%	4.19%
2005	12	14.17	166	—	4.06%	0.73%
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	2,798	$12.37	$34,612	—	4.63%	4.70%
2006	1,205	11.81	14,237	—	4.43%	4.53%
2005	—	—	—	—	—	—
Gabelli Capital Asset Fund
2007	3,030	$18.83	$57,051	—	0.48%	9.13%
2006	725	17.25	12,511	—	0.30%	21.93%
2005	—	—	—	—	—	—
RS International Growth VIP Series
2007	26,760	$13.99	$374,338	—	3.80%	15.02%
2006	14,721	12.16	179,044	—	1.12%	23.43%
2005	—	—	—	—	—	—
RS Emerging Markets VIP Series
2007	18,649	$39.88	$743,761	—	2.11%	45.40%
2006	12,451	27.43	341,526	—	0.69%	36.19%
2005	99	20.14	2,002	—	1.07%	8.62%

B-41

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
RS Small Cap Core Equity VIP Series
2007	24,395	$14.36	$350,194	—	0.87%	5.13%
2006	8,143	13.65	111,201	—	0.00%	17.17%
2005	178	11.65	2,075	—	0.25%	-1.46%
Value Line Centurion Fund
2007	37	$9.98	$366	—	0.00%	20.72%
2006	11	8.27	97	—	0.00%	3.85%
2005	—	—	—	—	—	—
Value Line Strategic Asset Management Trust
2007	2,655	$13.07	$34,696	—	0.96%	15.28%
2006	1,908	11.34	21,636	—	0.94%	6.85%
2005	—	—	—	—	—	—
AIM V.I. Capital Appreciation Fund Series I
2007	8,121	$8.51	$69,139	—	0.00%	12.01%
2006	8,827	7.60	67,094	—	0.06%	6.30%
2005	—	—	—	—	—	—
AIM V.I. Utilities Fund Series I
2007	1,557	$12.86	$20,018	—	2.10%	20.64%
2006	260	10.66	2,777	—	3.58%	25.46%
2005	—	—	—	—	—	—
AIM V.I. Core Equity Fund Series I
2007	1,539	$8.94	$13,764	—	1.03%	8.12%
2006	794	8.27	6,568	—	1.60%	15.24%
2005	—	—	—	—	—	—
AllianceBernstein Value Portfolio Class B
2007	1,327	$15.11	$20,041	—	1.22%	-4.16%
2006	617	15.76	9,734	—	0.90%	21.03%
2005	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B
2007	2,736	$14.45	$39,530	—	1.19%	4.86%
2006	2,368	13.78	32,628	—	1.16%	16.98%
2005	28	11.78	327	—	1.11%	3.22%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	6,404	$13.69	$87,686	—	0.00%	13.61%
2006	2,510	12.05	30,254	—	0.00%	-0.64%
2005	—	—	—	—	—	—
AllianceBernstein Global Technology Portfolio Class B
2007	155	$13.92	$2,162	—	0.00%	19.89%
2006	21	11.61	240	—	0.00%	8.38%
2005	—	—	—	—	—	—
Davis Financial Portfolio
2007	617	$15.48	$9,548	—	1.09%	-6.05%
2006	314	16.48	5,166	—	0.60%	18.50%
2005	—	—	—	—	—	—
Davis Real Estate Portfolio
2007	9,747	$28.61	$278,864	—	3.74%	-15.48%
2006	7,507	33.85	254,126	—	3.33%	34.37%
2005	38	25.19	957	—	3.28%	2.71%

B-42

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
Davis Value Portfolio
2007	7,158	$14.42	$103,224	—	1.21%	4.64%
2006	1,933	13.78	26,637	—	0.81%	15.00%
2005	27	11.98	326	—	1.16%	4.06%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	41,076	$16.71	$686,556	—	0.80%	17.30%
2006	17,540	14.25	249,929	—	1.01%	11.43%
2005	138	12.79	1,768	—	0.11%	3.58%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	3,971	$15.59	$61,894	—	1.61%	1.27%
2006	2,797	15.39	43,052	—	2.94%	19.93%
2005	—	—	—	—	—	—
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2007	2,569	$11.06	$28,416	—	0.00%	22.91%
2006	356	9.00	3,204	—	0.43%	5.12%
2005	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	13,650	$25.22	$344,226	—	0.49%	15.34%
2006	4,595	21.86	100,450	—	0.17%	12.40%
2005	50	19.45	966	—	0.00%	3.65%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2007	9,136	$7.44	$67,933	—	0.22%	22.04%
2006	5,625	6.09	34,271	—	0.00%	13.61%
2005	62	5.36	331	—	0.00%	3.35%
Janus Aspen Forty Portfolio Institutional Shares
2007	1,008	$13.29	$13,403	—	0.36%	36.99%
2006	674	9.70	6,536	—	0.36%	9.35%
2005	—	—	—	—	—	—
Janus Aspen Large Cap Growth Portfolio Institutional Shares
2007	6,168	$8.38	$51,658	—	0.73%	15.09%
2006	2,188	7.28	15,924	—	0.50%	11.38%
2005	—	—	—	—	—	—
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2007	6,672	$8.42	$56,193	—	0.76%	9.63%
2006	2,768	7.68	21,261	—	1.77%	18.20%
2005	51	6.50	330	—	1.37%	3.69%
MFS Emerging Growth Series Initial Class
2007	1,432	$7.61	$10,901	—	0.00%	21.17%
2006	320	6.28	2,010	—	0.00%	7.89%
2005	—	—	—	—	—	—
MFS Investors Trust Series Initial Class
2007	16	$11.82	$186	—	0.80%	10.31%
2006	8	10.72	87	—	0.50%	12.99%
2005	—	—	—	—	—	—
MFS New Discovery Series Initial Class
2007	13,112	$10.56	$138,466	—	0.00%	2.52%
2006	4,856	10.30	50,017	—	0.00%	13.22%
2005	105	9.10	956	—	0.00%	3.10%

B-43

The Guardian Separate Account N

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

		Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
	Units	Unit Value	In whole $
FLEXIBLE SOLUTIONS (Portfolio commenced operations on September 30, 2005)
MFS Research Series Initial Class
2007	206	$10.24	$2,114	—	0.69%	13.20%
2006	90	9.04	813	—	0.50%	10.48%
2005	—	—	—	—	—	—
MFS Total Return Series Initial Class
2007	20,259	$16.43	$332,837	—	2.52%	4.21%
2006	5,417	15.76	85,395	—	2.26%	11.89%
2005	102	14.09	1,437	—	2.00%	0.83%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2007, 2006, 2005 and 2004, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year. For 2003 the average net assets are calculated based on mortality and expense charges divided by annual rate of mortality and expense risk.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations on May 1, 2004.

B-44

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account N:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options listed in Note 1 of The Guardian Separate Account N at December 31, 2007, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2007 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 24, 2008

New York, New York

B-45

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2007	2006
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,719 million; $1,925 million, respectively)	$1,715	$1,912
Affiliated mutual funds, available for sale, at fair value (cost $15 million; $19 million, respectively)	12	23
Trading securities, at fair value (cost $17 million; and $1 million respectively)	17	1
Preferred stock, available for sale, at fair value (amortized cost $7 million; $8 million, respectively)	7	8
Policy loans	96	91
Cash and cash equivalents	219	380
Other invested assets	2	1

Total invested assets	2,068	2,416

Deferred policy acquisition costs	359	347
Investment income due and accrued	28	33
Other assets	49	61
Accounts receivable	14	17
Current income tax receivable	8	—
Separate account assets	8,335	7,847

Total assets	$10,861	$10,721

Liabilities:
Future policy benefits and other policyholder liabilities	$1,861	$2,206
Due to Guardian Life Insurance Company of America and its affiliates	19	18
Current income tax liability	—	3
Deferred income tax liability	56	62
Accrued expenses and other liabilities	128	137
Separate account liabilities	8,335	7,847

Total liabilities	10,399	10,273

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	173	173
Retained earnings	289	282
Accumulated other comprehensive loss, net of deferred taxes	(2)	(9)

Total stockholder’s equity	462	448

Total liabilities and stockholder’s equity	$10,861	$10,721

See notes to consolidated financial statements.

B-46

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Revenues:
Net investment income	$110	$114	$104
Net realized gains on investments	6	—	5
Administrative service fees	263	253	253
Other (expense) income	(11)	(18)	(21)

Total revenues	368	349	341

Benefits and expenses:
Policyholder benefits	90	87	83
Amortization of deferred policy acquisition costs	70	96	83
Other operating costs and expenses	196	172	175

Total benefits and expenses	356	355	341

Income (loss) before income taxes	12	(6)	—

Income taxes:
Current expense (benefit)	3	4	(10)
Deferred (benefit) expense	(5)	(9)	4

Total income (benefit) expense tax	(2)	(5)	(6)

Net income (loss)	14	(1)	6
Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of tax	1	1	(24)

Comprehensive income (loss)	$15	$—	$(18)

See notes to consolidated financial statements.

B-47

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Acumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance, December 31, 2004	$2	$182	$14	$290	$488
Comprehensive income:
Net income	—	—	—	6	6
Change in unrealized investment gains (losses), net of deferred taxes	—	—	(24)	—	(24)

Balance, December 31, 2005	$2	$182	$(10)	$296	$470
Comprehensive income:
Net income	—	—	—	(1)	(1)
Return of capital—transfer of GIS to The Guardian	—	(9)	—	—	(9)
Dividends to parent—transfer of GIS to The Guardian	—	—	—	(13)	(13)
Change in unrealized investment gains (losses), net of deferred taxes	—	—	1	—	1

Balance, December 31, 2006	$2	$173	$(9)	$282	$448
Comprehensive income:
Net income	—	—	—	14	14
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	—	—
Prior period unrealized losses on available-for-sale securities (See Note 2)	—	—	7	(7)	—

Balance, December 31, 2007	$2	$173	$(2)	$289	$462

See notes to consolidated financial statements.

B-48

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Operating activities:
Net income (loss)	$14	$(1)	$6
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	9	16	21
Net realized gains on investments	(5)	—	(5)
Deferred federal income taxes, net	(6)	(8)	(7)
Changes in
Trading securities	(16)	(1)	56
Deferred policy acquisition costs	(15)	12	(31)
Investment income due and accrued	5	—	(2)
Other assets	23	(10)	4
Current income taxes (receivable) liability, net	(11)	(2)	20
Accounts receivable	3	7	14
Separate accounts, net	—	—	57
Future policy benefits and other policyholder liabilities	(161)	34	49
Due to Guardian Life Insurance Company of America and its affiliates	1	(2)	(15)
Accrued expenses and other liabilities	(9)	13	4

Net cash (used in) provided by operating activities	(168)	58	171

Investment activities:
Proceeds from investments sold or matured
Bonds	753	493	447
Affiliated mutual funds	14	—	—
Preferred stocks	1	—	—
Investments purchased
Bonds	(556)	(385)	(490)
Affiliated mutual funds	(4)	(2)	—
Transfer of GIS to The Guardian	—	(6)	—
Changes in policy loans	(5)	(7)	2
Other items, net	—	1	(2)

Net cash provided by (used in) investing activities	203	94	(43)

Financing activities:
Additions to policyholder contract deposits	133	228	229
Withdrawals from policyholder contract deposits	(329)	(303)	(191)

Net cash (used in) provided by financing activities	(196)	(75)	38

Net (decrease) increase in cash and cash equivalents	(161)	77	166
Cash and cash equivalents, at beginning of year	380	303	137

Cash and cash equivalents, at end of year	$219	$380	$303

Supplemental disclosure:
Federal income taxes paid (recovered)	$1	$(5)	$(23)

See notes to consolidated financial statements.

B-49

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”).

On August 31, 2006, the Company, under a corporate restructuring, transferred 100% of GIS’ shares to The Guardian. As a result of the transfer, the Company’s stockholder’s equity decreased by $22 million.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority (“FINRA”) (formerly known as the National Association of Securities Dealers, Inc. or “NASD”), and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products and, until October 9, 2006, served as investment adviser to certain affiliated mutual funds sponsored by The Guardian which are investment options for the variable products. Effective October 9, 2006, all Guardian sponsored mutual funds were transferred into the RS Mutual Fund Family (see Note 10) and as a result, RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, replaced GIS as the investment adviser on these mutual funds. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). Effective October 9, 2006, GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts, the Company maintains one separate account whose sole purpose is to fund certain employee benefit plans of The Guardian (see Note 10).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. As described in Note 1, GIS was a consolidated subsidiary of the Company until August 31, 2006. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

B-50

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income.” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures and swaps. Swaps are reported at fair market value in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets. Changes in fair value are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist primarily of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains on investments

Gains and losses on investments are computed using the specific identification method. “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows the guidance in Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No.97.

B-51

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Costs associated primarily with and vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts (estimated to be no greater then twenty-five years). Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit were between 7.85% to 8.7% at December 31, 2007. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. During 2006, the Company changed the lapse assumptions used in the DAC calculation related to individual annuity products from an aggregate level lapse rate to one that varied based on the contract duration and product (see Note 5). There were no changes in 2007.

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees and concession income.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. Assets held in the separate accounts are carried at quoted market value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of payables to custodians, unearned revenue reserve, outstanding checks, minority interest, accrued operating expenses and commissions payable. Minority interest represents interest of minority owners in the consolidated mutual funds in the amount of $3 million at December 31, 2007. There were no such mutual funds consolidated in the Company’s financial statements at December 31, 2006.

B-52

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. In 2005, the Company introduced additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred federal income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using income tax rates and laws.

In 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in tax positions and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The adoption of FIN 48 did not have a material impact on the Company’s consolidated financial statements.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated it share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

B-53

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) gross deferred tax assets (“DTAs”) are not reduced by a valuation allowance; instead, that portion of the DTA not meeting certain criteria is non-admitted and changes in DTAs and deferred tax liabilities are not included in income tax expense or benefit, but are recognized as a separate component of gains and losses in surplus, except to the extent allocated to changes in unrealized gains and losses and 11) investments in affiliated mutual funds where the Company has a controlling interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.” This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain circumstances. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In June 2007, the Accounting Standards Executive Committee (“AcSEC”) issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.” This SOP provides guidance for determining whether an entity should apply the specialized industry accounting for investment companies (referred to as investment company accounting) in the preparation of its stand-alone financial reporting. SOP 07-1 also provides guidance for determining whether investment company accounting should be retained in the consolidated financial statements of the investment

B-54

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

company’s parent, or in the application of the equity method to an equity interest in the investment company. The SOP is effective for fiscal years beginning after December 15, 2007, with early adoption permitted. The FASB is currently deliberating a proposed FASB Staff Position (FSP SOP 07-1-a), which would delay the effective date of the SOP indefinitely. The Company will continue to monitor the status of the proposed FSP and if necessary adopt the guidance contained in the SOP effective January 1, 2008. The Company is currently assessing the impact of this SOP on its consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, a revision of SFAS No. 141, “Business Combinations”. The revised SFAS retains the fundamental requirements in SFAS No. 141, which requires the acquisition method of accounting for business combinations. SFAS 141(R) broadens the scope of SFAS 141 and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and the definition of a business. The guidance in this Statement is to be applied on a prospective basis to transactions consummated after the effective date of this Statement. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009.

In conjunction with the issuance of SFAS 141(R), the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, in December 2007. The SFAS changes the name of “minority interests” to “noncontrolling interests” and requires it to be recorded as a component of equity thereby removing diversity in practice of recording minority interest as either a liability or mezzanine equity. Under SFAS No. 160, changes in ownership interest are recorded as equity transactions unless a subsidiary is deconsolidated. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. The Company is currently assessing the impact of this Statement on its consolidated financial position and results of operations.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. This Statement requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of the Company’s financial reporting of these financial instruments. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2008, and will be adopted by the Company in 2009. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Revisions:

The Company identified the following revisions that warrant disclosure.

In 2007, the Company correctly reflected certain fee income and related deferrals, that had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2006 and 2005 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2006 and 2005 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses are each increased by a net amount of $5 million and $12 million in 2006 and 2005, respectively, and there is no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income do not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision has no effect on the Company’s total Stockholder’s Equity at December 31, 2007.

B-55

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock, affiliated mutual funds and trading securities as of December 31:

December 31, 2007	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	13	—	—	13
Political Subdivisions	—	—	—	—
Special Revenue	14	—	—	14
Public Utilities	230	3	(1)	232
Industrial and Miscellaneous	1,458	12	(18)	1,452

Total Bonds	$1,719	$15	$(19)	$1,715

Preferred Stocks	$7	$—	$—	$7

Affiliated Mutual Funds	$15	$—	$(3)	$12

December 31, 2006	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	33	—	—	33
Political Subdivisions	1	—	—	1
Special Revenue	32	—	—	32
Public Utilities	290	3	(5)	288
Industrial and Miscellaneous	1,565	10	(21)	1,554

Total Bonds	$1,925	$13	$(26)	$1,912

Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	$19	$4	$—	$23

The amortized cost and estimated fair value of bonds at December 31, 2007 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$311	$312
Due after one year through five years	1,001	1,001
Due after five years through ten years	223	219
Due after ten years	81	80
Sinking fund bonds, mortgage backed securities and asset backed securities	103	103

Total	$1,719	$1,715

Proceeds from the sales and maturities of bonds amounted to $753 million, $493 million and $447 million in 2007, 2006 and 2005, respectively. Gross gains of $3 million, $3 million and $6 million and gross losses of $2 million, $2 million and $3 million were realized on sales and prepayments of bonds in 2007, 2006 and 2005, respectively.

B-56

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2007, proceeds from sales of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10). In 2006 and 2005, there were no sales of affiliated mutual funds.

In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively. In 2006 and 2005, there were no sales of preferred stocks.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2007 and 2006, are as follows:

December 31, 2007	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$—	$—	$—	$—
All Other Government	3	—	6	—	9	—
Political Subdivisions	—	—	—	—	—	—
Special Revenue	—	—	9	—	9	—
Public Utilities	38	—	75	(1)	113	(1)
Industrial and Miscellaneous	326	(6)	355	(12)	681	(18)

Total Bonds	367	(6)	445	(13)	812	(19)

Preferred Stocks	—	—	—	—	—	—
Affilitated Mutual Funds	11	(2)	—	—	11	(2)

Total temporarily impaired securities	$378	$(8)	$445	$(13)	$823	$(21)

December 31, 2006	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	12	—	28	—
Political Subdivisions	—	—	1	—	1	—
Special Revenue	1	—	29	—	30	—
Public Utilities	50	(1)	160	(4)	210	(5)
Industrial and Miscellaneous	434	(3)	751	(18)	1,185	(21)

Total Bonds	501	(4)	956	(22)	1,457	(26)

Preferred Stocks	—	—	5	—	5	—

Total temporarily impaired securities	$501	$(4)	$961	$(22)	$1,462	$(26)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were one hundred and seventy five securities in an unrealized loss position for greater than 12 months with a book value of $458 million and a fair value of $445 million as of December 31, 2007.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the non-prime and sub-prime

B-57

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

mortgage market. The Company has determined that it has minimal exposure and has not taken any impairment on assets contained in its portfolios due to credit deterioration in the non-prime and sub-prime mortgage market. The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does hold a small amount of asset-backed securities (ABS) with sub-prime mortgage exposure. The carrying amounts of these investments were $2 million, less than 0.1% of the Company’s investment portfolio, as of December 31, 2007.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. In 2005, the Company began hedging its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures of $23 million and $95 million as of December 31, 2007 and 2006, respectively. For the years ended December 31, 2007 and 2006, net realized capital gains (losses) included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges. There was no net gain or loss in 2007 and a loss of $1 million in 2006. During 2007, GIAC entered into a derivative transaction with a reinsurance company that obligates the reinsurance company to reimburse GIAC for 90% of its claims resulting from the GMWB business to Swiss Re Life & Health America Inc., eliminating the hedge investments for that portion of the business. The derivative transaction is considered reinsurance under US Statutory accounting.

Special Deposits

Assets of $4 million and $4 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $11 million and $44 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2007 and 2006, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2007	2006	2005
	(In millions)
Bonds	$91	$95	$94
Affiliated mutual funds and trading securities	1	4	4
Policy loans	5	5	4
Cash equivalents and cash equivalents	16	13	4

Gross investment income	113	117	106
Less: Investment expenses	(3)	(3)	(2)

Net investment income	$110	$114	$104

B-58

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2007	2006	2005
	(In millions)
Bonds	$1	$—	$1
Affiliated mutual funds and trading securities	8	1	4
Other	(3)	(1)	—

Net realized gains on investments	$6	$—	$5

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $1 million for each of the years ended December 31, 2007, 2006 and 2005.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated Other Comprehensive Income. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income” in earlier periods.

The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2004	$43	$(22)	$(7)	$14
Net unrealized investments gains (losses) on investments arising during period	(76)	—	26	(50)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	25	(9)	16

Balance, December 31, 2005	(18)	3	5	(10)
Net unrealized investments gains (losses) on investments arising during period	(16)	—	5	(11)
Reclassification adjustments for (gains) losses included in net income	18	—	(6)	12
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	—	—	—

Balance, December 31, 2006	(16)	3	4	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$4	$(2)

B-59

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

Bonds, preferred stocks and affiliated mutual funds

The estimated fair values for bonds, preferred stocks and affiliated mutual funds other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life.

Trading securities

The estimated fair values for trading securities are based on quoted market prices.

Policy loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Separate Account Assets and Liabilities

The fair value of the Separate Account assets and liabilities are reported at quoted market value.

Investment contracts and other contract liabilities

The fair value for investment-type contracts, included in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets, represents an accumulation of gross premium payments plus credited interest less withdrawals and expenses. Estimated fair values of other contract liabilities are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued and expected survivorship. Carrying values approximate fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2007		2006
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial Assets:
Bonds, available for sale	$1,715	$1,715	$1,912	$1,912
Affiliated mutual funds	12	12	23	23
Trading securities	17	17	1	1
Preferred stocks	7	7	8	8
Policy loans	96	96	91	91
Cash and cash equivalents	219	219	380	380
Separate account assets	8,335	8,335	7,847	7,847

Financial Liabilities:
Investment contracts and other contract liabilities	$1,861	$1,861	$2,206	$2,206
Separate account liabilities	8,335	8,335	7,847	7,847

B-60

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31 are as follows:

	2007	2006	2005
	(In millions)
Balance, beginning of year	$347	$360	$329
Capitalization of deferrable expenses	59	59	60
Amortization	(70)	(96)	(83)
Change in unrealized investment (losses) gains, net	(4)	(1)	25
Interest on DAC	27	25	29

Balance, end of year	$359	$347	$360

During 2006, the Company recorded a $24 million decrease in DAC as a result of changes to product allocations and lapse rate assumptions. There were no such changes recorded in 2007 and 2005.

In September 2005, AcSEC issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No.97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007 and there was no impact to retained earnings as of January 1, 2007.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2007	2006
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$490	$464

Future policy benefits	490	464

Policyholders’ account balances
Individual annuities	1,178	1,378
Group annuities	78	257
Variable life	115	107

Policyholders’ account balances	1,371	1,742

Total future policy benefits and policyholders’ account balances	$1,861	$2,206

Separate account liabilities
Individual annuities	5,212	4,763
Group annuities	2,485	2,485
Variable life	638	599

Total separate account liabilities	$8,335	$7,847

B-61

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed and variable	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00% to 5.50%	Present value of expected future payments based on historical experience
Immediate annuities without life contingency fixed and variable	None	0.00% to 5.50%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2007 and 2006.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 5.50%	Declining to zero over 4 to 7 years.
Group annuities	2.45% to 5.15%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2007 and 2006 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2007			2006

	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,867	$100	61	$5,628	$159	61
GMIB	151	—	56	137	—	56
GMAB	102	—	61	109	—	60
GMWB	790	3	60	388	—	60

B-62

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $2 million and $3 million as of December 31, 2007 and 2006, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $1 million and $2 million in 2007, $1 million and $2 million in 2006 and $3 million and $3 million in 2005, respectively, and is recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMIB and GMAB

The GMIB and GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $2 million and $1 million as of December 31, 2007, respectively, compared to $1 million and $1 million in 2006, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account values for the GMIB and GMAB equal $151 million and $106 million as of December 31, 2007, respectively, compared to $137 million and $109 million in 2006, respectively. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB and GMAB at December 31, 2007 and 2006.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” which is reported separately from the host variable annuity contract. It

B-63

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2007:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 1,000 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The swap curve as of the last day of the quarter is used.

•	85% of annuity 2000 mortality table with .08% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2007 and 2006, the SFAS 133 liability is $13 million and $1 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The SFAS 133 liability relates to annuities with an account value of $790 million and $388 million and a GWB of $772 million and $370 million at December 31, 2007 and 2006, respectively.

Changes in the fair value of the SFAS 133 liability resulted in losses amounting to $12 million and $1 million at December 31, 2007 and 2006, respectively and is recorded in “Net realized gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income. There was no gain or loss at December 31, 2005.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for approximately 99% and 98% of the reinsurance recoverable at December 31, 2007 and 2006. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2007	2006	2005
	(In millions)
Short duration contracts
Direct premiums	$—	$1	$1
Reinsurance ceded	—	(1)	(1)

Premiums	$—	$—	$—

B-64

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

	2007	2006	2005
	(In millions)
Long duration contracts
Direct premiums	$67	$71	$73
Reinsurance assumed	2	1	2
Reinsurance ceded	(65)	(65)	(65)

Premiums	$4	$7	$10

Reinsurance recoverables of $36 million and $22 million are recorded in “Other assets” in the Company’s Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. The reinsurance recoverable related to the GMWB, in the amount of $12 million at December 31, 2007, represents an embedded derivative under SFAS 133 which is carried at fair value and reported in “Other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $12 million for the year ended December 31, 2007 is recorded in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

The Company recognizes deferred tax assets and liabilities for the future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of the net deferred tax asset/ (liability) as of December 31, 2007 and 2006 are as follows:

	2007	2006
	(In millions)
Deferred tax assets:
Separate account allowances	$36	$31
DAC Proxy	18	18
Investments	3	3
Other	1	2
Reserves	11	6

Gross deferred tax assets	69	60

Deferred tax liabilities:
DAC	125	122

Gross deferred tax liabilities	125	122

Net deferred tax liability	$56	$62

The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2007, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

B-65

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(In millions)
Expected taxes on pre-tax (loss) income	$4	$(2)	$—
Permanent adjustments:
Dividends received deduction	(9)	(11)	(8)
Contingent tax reserves	4	8	—
Other	(1)	—	2

Total income tax (benefit)	$(2)	$(5)	$(6)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

Balance, January 1, 2007	$8
Additions for tax positions of the current year	2
Additions for tax positions of prior years	7
Reductions for tax positions of prior years for:
Changes in judgement	—
Settlements during the period	(8)
Lapses of applicable statute of limitations	—

Balance, December 31, 2007	$9

As of December 31, 2007, the Company had $13 million of unrecognized tax benefits and related interest expense. Included in this balance is $4 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of a current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

At December 31, 2007 and 2006, the Company recorded a current tax receivable of $8 million and a liability of $3 million, respectively, which is included in “Current income tax receivable” and “Current income tax liability” in the Consolidated Balance Sheets, respectively.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2007, 2006 and 2005, the Company recognized approximately $1 million, $1 million, and $1 million in interest and penalties, respectively. The Company has approximately $4 million accrued for payment of interest and penalties at December 31, 2007 with none accrued at December 31, 2006. The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The IRS has completed its examinations and closed its review of the Company’s filings for 2002 and prior years. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of

B-66

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

(i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2007, the maximum amount of dividends the Company could pay The Guardian in 2008 without prior approval from the state insurance regulatory authorities was $25 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income, as filed with the Delaware Department of Insurance, was $20 million, $20 million and $21 million for the years ended 2007, 2006 and 2005, respectively. Statutory surplus, as filed, at December 31, 2007 and 2006 was $245 million and $229 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $129 million in 2007, $141 million in 2006 and $145 million in 2005, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $19 million and $18 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $3,297 million and $3,073 million as of December 31, 2007 and 2006, respectively.

The Company also maintains investments in RS mutual funds in the amount of $13 million and $24 million at December 31, 2007 and 2006, respectively, of which, $12 million and $23 million are recorded in “Affiliated mutual funds” and $1 million and $1 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds.

Certain employee benefits plans of The Guardian have assets invested in GIAC separate accounts under group annuity contracts. The fair market value of the assets held under these contracts was $102 million and $287 million as of December 31, 2007 and 2006, respectively. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. During 2007 and for the four months ended December 31, 2006, such fee income amounted to $3 million and $1 million, which is reflected in “Other (expense) income” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million is receivable and included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007. There were no such receivable at December 31, 2006.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million for December 31, 2007 and $0.7 million for four months ended December 31, 2006, which is recorded in “Other income” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.4 million and $0.3 million are included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

B-67

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the consolidated balances sheet of the Company.

B-68

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 7, 2008

B-69

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account N.(1)
(b)	Custodian Agreements. Not Applicable.
(c)	Distribution Agreements.(5)
	(i)	Brokerage Agreement
	(ii)	Field Representative Agreement
	(iii)	Agreement of Agency
	(iv)	Agreement of General Agency
(d)	Specimen of the Variable Universal Life Insurance Policy.(5)
(e)	Form of Application for the Variable Universal Life Policy.(1)
(f)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
(f)(i)	Certificate of Amendment to the Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(2)
(f)(ii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)(i)	Reinsurance Agreement #3002(3)
(g)(i)(a)	Revised Exhibit B and Signature Page to Reinsurance Agreement #3002 (9/05)(7)
(g)(ii)	Reinsurance Agreement #3001(3)
(g)(ii)(a)	Revised Exhibit B and Signature Page to Reinsurance Agreement #3001(5)
(g)(ii)(b)	Revised Exhibit D and Signature Page to Reinsurance Agreement #3001
(h)	Participation Agreements
	(i)	AIM Variable Insurance Funds(3)
	(ii)	Davis Variable Account Fund, Inc.(3)
	(iii)	Fidelity Variable Insurance Products Fund(3)
	(iv)	Gabelli Capital Series Funds, LLP(3)
	(v)	Janus Aspen Series(3)
	(vi)	MFS Variable Insurance Trust(3)
	(vii)	Alliance Variable Products Series Fund, Inc.(3)
	(viii)	Value Line, Inc.(4)
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.
(k)(i)	Opinion of Richard T. Potter, Jr., Esq.(5)
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.
(l)	Opinion and Consent of actuarial officer.
(m)	Calculation.(7)
(n)	Consent of PricewaterhouseCoopers LLP.
(o)	No financial statements are omitted.
(p)	Not Applicable.
(q)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy.(5)
(q)(i)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy.(6)
(q)(ii)	Memorandum on the Policy’s Issuance, Transfer and Redemption Procedures and on the Method of Computing Cash Adjustments upon Exchange of the Policy.(7)

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on December 10, 1999 (File No. 333-92475). (Accession No. 0001005477-99-005808).
(2)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001. (File no. 333-92475) (Accession No. 0001133228-01-500020)
(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed by the Registrant on November 25, 2002. (File no. 333-92475) (Accession No. 0001133228-02-000274)
(4)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 filed by the Registrant on April 30, 2003 (File No. 333-92475) (Accession No. 0001133228-03-000170)
(5)	Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on September 26, 2005 (File No. 333-126483) (Accession No. 0001193125-05-191168)
(6)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by the Registrant on April 21, 2006 (File No. 333-126483) (Accession No. 0001193125-06-085625)
(7)	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 filed by the Registrant on April 19, 2007 (File No. 333-126483; Accession No. 0001193125-07-084997)

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	President and Director
Armand M. de Palo	Director
Gary B. Lenderink	Director
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director
Margaret W. Skinner	Executive Vice President, Individual Products Distribution and Director
Michael Sakoulas	Senior Vice President & Chief Actuary
John H. Walter	Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Donald P. Sullivan, Jr.	Senior Vice President, Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer
Dennis P. Mosticchio	Vice President, Group Pensions
James Consolati	Vice President, Retirement Services
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations
Bruce P. Chapin	Vice President, Corporate Tax
Barry I. Belfer	Treasurer

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 31, 2008. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	69.62%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Hanover Acquisition LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	82.70%
RS International Growth Fund	Massachusetts	31.67%
RS Investment Quality Bond Fund	Massachusetts	35.86%
RS Asset Allocation Fund	Massachusetts	19.45%
RS Small Cap Core Equity Fund	Massachusetts	34.11%
RS Emerging Markets Fund	Massachusetts	27.22%
RS High Yield Bond Fund	Massachusetts	87.25%
RS Small Cap Core Equity VIP Series	Massachusetts	41.47%
RS Low Duration Bond Fund	Massachusetts	88.99%
RS Low Duration Bond VIP Series	Massachusetts	30.83%
RS Asset Allocation VIP Series	Massachusetts	46.73%
RS S&P 500 Index VIP Series	Massachusetts	41.27%
RS High Yield Bond VIP Series	Massachusetts	47.46%
RS S&P 500 Index Fund	Massachusetts	15.46%
RS Core Equity Fund	Massachusetts	17.80%
RS Large Cap Value Fund	Massachusetts	85.46%
RS Large Cap Value VIP Series	Massachusetts	66.12%
RS Partners VIP Series	Massachusetts	22.66%
RS Equity Dividend VIP Series	Massachusetts	81.01%
RS Value VIP Series	Massachusetts	46.88%
RS Technology VIP Series	Massachusetts	55.55%
RS Global Natural Resources VIP Series	Massachusetts	51.43%
RS Midcap Opportunities VIP Series	Massachusetts	86.00%
RS Equity Dividend Fund	Massachusetts	72.93%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of January 31, 2008:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance polices and variable annuity contracts and it is also the principal underwriter of shares of:

The RS Variable Products Trust, a series trust consisting of the following series: RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Low Duration Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Investment Quality Bond VIP Series, RS Money Market VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Small Cap Core Equity VIP Series, RS Global Natural Resources VIP Series, RS Equity Dividend VIP Series. RS Technology VIP Series, RS Mid Cap Opportunities VIP Series, RS Value VIP Series.

The RS Investment Trust, a series trust consisting of the following series:

(i) Growth Series: RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, RS Technology Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund;

(ii) Value Series: RS Global Natural Resources Fund, RS Investors Fund, RS Large Cap Value Fund, RS Partners Fund, and RS Value Fund;

(iii) Core Equity Series: RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS S&P 500 Index Fund;

(iv) International Series: RS International Growth Fund, and RS Emerging Markets Fund;

(v) Fixed Income Series: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund;

(vi) Asset Allocation Series: RS Asset Allocation Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act; and separate accounts which is unregistered.

(b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	President & Manager
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
Robert E. Broatch	Manager
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Manager
Margaret W. Skinner	Executive Vice President, Individual Products Distribution
John H. Walter	Senior Vice President, Equity Financial Management & Control
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard T. Potter, Jr.	Senior Vice President and Counsel
Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer
William D. Ford	Vice President and National Accounts Manager
Keith E. Roddy	Senior Vice President and National Sales Director
Peter M. Quinn	Vice President, Retirement Sales
James Consolati	Vice President, Retirement Services
Peter T. Joyce	Vice President, Internal Sales
Greg Rusteberg	Vice President and National Sales Manager of Mutual Funds
Bruce P. Chapin	Vice President, Corporate Tax
Barry I. Belfer	Treasurer

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registrant, The Guardian Separate Account N, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 3 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on April 24, 2008.

THE GUARDIAN SEPARATE ACCOUNT N
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr .
Senior Vice President and Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

Director
Margaret W. Skinner

	/s/ John H. Walter	Vice President and Controller
John H. Walter
(Principal Accounting Officer)

	/s/ D. Scott Dolfi*	President and Director
D. Scott Dolfi
(Principal Executive Officer)

	/s/ Armand M. de Palo*	Director
Armand M. De Palo

	/s/ Joseph A. Caruso*	Executive Vice President, Corporate Secretary and Director
Joseph A. Caruso

	/s/ Gary B. Lenderink*	Director
Gary B. Lenderink

	/s/ Robert E. Broatch*	Director
Robert E. Broatch

*By:	/s/ Richard T. Potter, Jr.	Date: April 24, 2008
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to Power of Attorney

THE GUARDIAN SEPARATE ACCOUNT N

EXHIBIT INDEX

Exhibit Number	Description	Page*
(g)(ii)(b)	Revised Exhibit D to Reinsurance agreement #3001

(j)	Powers of attorney for Joseph A. Caruso, Gary B Lenderink D. Scott Dolfi, Robert E. Broatch, and Armand M. de Palo

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(l)	Opinion and Consent of actuarial officer

(n)	Consent of PricewaterhouseCoopers LLP